                        MORTGAGE AND INDENTURE OF TRUST


         THIS MORTGAGE AND INDENTURE OF TRUST, made and entered into as of September 1, 1979, by and between TAYLOR COUNTY, FLORIDA (the "County"), a political subdivision of the State of Florida, and THE FIRST NATIONAL BANK OF COLUMBUS, a banking association duly organized and existing under and by virtue of the laws of the United States of America, having power and authority to accept and execute trusts, and having its principal office in Columbus, Georgia, as Trustee (the "trustee"),

                                  WITNESSETH:

         WHEREAS, Section 10(c) of Article VII of the Constitution of the State of Florida authorizes the issuance of revenue bonds by counties of the State of Florida to finance the cost of capital projects for industrial or manufacturing plants to the extent the interest on such revenue bonds is exempt from taxation under the then existing laws of the United States of America and such revenue bonds are payable solely from the revenues derived from the sale, operation or leasing of said projects: and

         WHEREAS, the Florida Industrial Development Financing Act (Sections
159.25 - 159.43, Florida Statutes Annotated, as supplemented and amended - the "Act"), in order to effectuate the purposes of Section 10(c) of Article VII of the Constitution of the State of Florida, authorizes counties of the State of Florida to finance, acquire, construct, own and sell industrial plants in order to promote the industrial economy of said State, increase opportunities for gainful employment and purchasing power, improve living conditions and otherwise contribute to the prosperity and welfare of said State and its inhabitants: and

         WHEREAS, the Act further authorizes counties of the State of Florida to issue their revenue bonds for the purpose of carrying out any of their powers and, as security for the payment of the principal of and interest on any such bonds so issued, to pledge the revenues and receipts from any projects financed thereby to the payment of such Bonds. and

         WHEREAS, after careful study and investigation, the County, in furtherance of the purposes of the Act and pursuant to a resolution duly adopted, has entered into an Agreement of Sale (the "Agreement"), dated as of even date therewith, with CPG Products Corp. (the "Company"), a corporation organized and existing under the laws of the State of Delaware and duly qualified to do business in the State of Florida, pursuant to which the County has agreed to locate a new industrial facility in Taylor County, Florida, consisting of certain land and a building to be constructed thereon and machinery and equipment to be installed therein (the "Project") for sale to the Company under the Agreement and the Company has agreed to pay the County specified purchase price payments and other payments; and

         WHEREAS, after careful investigation, the County has found and does hereby declare that it is in the best interest of the citizens of the County that the Project be acquired, constructed, installed and sold to the Company for the purposes stated in the Agreement, all in keeping with the lawful public purposes of the Act; and

         WHEREAS, it is estimated that the cost of the Project will be at least $5,800,000 and the County has determined that the most feasible method of financing the cost of the Project is through the issuance hereunder of Taylor County, Florida Industrial Development Revenue Bonds (CPC, Products Corp. Project), Series 19701, in the aggregate principal amount of $5,800,000 (the "Bonds"); and

         WHEREAS, the execution and delivery of this Mortgage and Indenture of Trust and the sale, issuance and delivery of the Bonds have been in all respects duly and validly authorized by resolution duly adopted by the Board of County Commissioners of the County (the "Board"); and

         WHEREAS, the County will receive purchase price payments and other payments from the Company pursuant to the Agreement, which payments together with the Agreement itself and all other revenues arising out of or in connection with its ownership of the Project shall be pledged as security for the payment of the principal of, redemption premium (if any) and interest on the Bonds; and

         WHEREAS, General Mills, Inc., a Delaware corporation and owner of 100% of the stock of the Company (the "Guarantor"), in order to induce the County to issue the Bonds and in order to induce the future purchasers and holders of the Bonds to buy the same, entered into a Guaranty Agreement (the "Guaranty"), dated as of even date herewith, with the Trustee, the terms of which required the Guarantor to guarantee absolutely and unconditionally the payment of the principal of, the redemption premium (if any) and the interest on the Bonds, as the same become due; and

         WHEREAS, the County has found and does hereby declare that the Project will directly result in an increase in employment opportunities in the County of approximately 100-150 jobs; and

         WHEREAS, the County has been induced to finance, acquire, construct and install the Project and to sell the Project to the Company by the promise of the Company to locate a new industrial facility in the County; and

         WHEREAS, all things necessary to make the Bonds. when authenticated by the Trustee and issued as in this Mortgage and Indenture of Trust provided, the valid, binding and legal obligations of the County according to the import thereof, and to constitute this Mortgage and

Indenture of Trust a valid and fist lien on and security interest in the properties mortgaged hereby, a valid pledge of the payments herein pledged to the payment of the principal of, redemption premium (if any) and interest on the Bonds and a valid assignment of the rights of the County under the Agreement (including the security interest created therein) have been done and performed, and the execution and delivery of this Mortgage and Indenture of Trust and the execution and delivery of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

         NOW, THEREFORE, KNOW ALL PERSONS BY THESE PRESENTS, THIS INDENTURE WITNESSETH;

         That the County, in consideration of the premises and of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Bona's by the holders and owners thereof, and of the sum of One Dollar ($1.00), lawful money of the United States of America, to it duly paid by the Trustee, at or before the execution and delivery of these presents, and for other good and valuable consideration the receipt of which is hereby acknowledged, in order to secure the payment of the principal redemption premium (if any) and interest on the Bonds according to their tenor and effect and to insure the performance and observance by the County of all the covenants expressed or implied herein and in the Bonds, has given, granted, pledged, assigned, conveyed, mortgaged and sold and transferred and does by these presents gives grant, pledge, assign, convey, mortgage and sell and transfer to the Trustee, and to its successors in the trusts hereby created, and to them and their assigns forever:

                                       I.

         The real estate and premises described in Exhibit "A" attached hereto, with all additions, improvements and fixtures now or hereafter located thereon or therein and with the easements, hereditaments, servitudes, appurtenances, rights, privileges and immunities thereunto belonging or appertaining, subject to Permitted Encumbrances as hereinafter defined.

                                      II.

         A security interest in all right, title and interest of the County in the Agreement, dated as of even date herewith, between the County and the Company (including, without limitation, the security interest in the Project Equipment specifically granted therein to the County), and all amendments, modifications and renewals thereof.

                                      III.

         A security interest in all purchase price payments and other payments to be received by the County pursuant to the Agreement and all amendments, modifications and renewals thereof, and a security interest in all other revenues arising out of or in connection with the County's ownership of the Project.

                                      IV.

         A security interest in any and all other property of every name and nature from time to time hereafter by delivery or by writing of any kind, given granted, pledged, assigned, conveyed, mortgaged, sold or transferred, as and for additional security hereunder, by the County or by anyone in its behalf or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

         TO HAVE AND TO HOLD all and singular the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, 'to the Trustee and its successors in said trust and to them and their assigns forever;

         IN TRUST, NEVERTHELESS, upon the terms and trusts herein set forth, for the equal and proportionate benefit, security and protection of all holders of the Bonds and interest coupons (if any) issued or to be issued under and secured by this Indenture, without preference, priority or distinction as to lien or otherwise of any of the Bonds or coupons over any of the others except as herein expressly provided;

         PROVIDED, HOWEVER, that if the County, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds and the interest due or to become due thereon together with any redemption premium required by redemption of any of the Bonds prior to maturity, at the times and in the manner mentioned in the Bonds and the interest coupons appertaining to the Bonds, respectively, according to the true intent and meaning thereof, or shall provide for the payment thereof as permitted hereby, and shall well and truly keep, perform and observe ail the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon such final payments this Indenture and the rights hereby granted shall cease. determine and be void; otherwise, this Indenture shall be and remain in full force and effect.

         THIS INDENTURE FURTHER WITNESSETH and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all property, rights and interests hereby given, granted, pledged, assigned, conveyed, mortgaged, sold or transferred are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the County has agreed and covenanted and does hereby agree and covenant with






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
the Trustee and with the respective holders and owners, from time to time, of the Bonds or coupons (if any) or any part thereof, as follows, that is to say:


                                   ARTICLE I.

                DEFINITIONS AND CERTAIN RULES OF INTERPRETATION

         Section 101. DEFINITIONS. In addition to the words and terms elsewhere defined herein, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms defined in the Agreement shall have the same meanings when used herein as assigned them in the Agreement unless the context or use clearly indicates another or different meaning or intent:

         "ACT" means the Florida Industrial Development Financing Act. being Chapter 159, Part II, Florida Statutes (Sections 15111.25 - 159.43. inclusive, Florida Statutes Annotated, as supplemented and amended);

         "AGREEMENT" means the hereinbefore mentioned Agreement of Sale between the County and the Company, dated as of even date herewith:

         "BOARD" means the Board of County Commissioners of Taylor County,
Florida:

         "BOND FUND" means the Bond principal and interest payment fund created by Section 502 in which there shall be established a general account and a special account. Any reference herein to the words "Bond Fund" without further qualification shall constitute a reference to said general account:

         "BONDHOLDER" or "HOLDER OF THE BONDS" means the bearer of any Bond not registered as to principal and the registered owner of any Bond registered as to principal;

         "BONDS" means the Industrial Development Revenue Bonds of the County issued hereunder. Any percentage of Bonds, specified herein for any purpose, is to be figured on the aggregate principal amount of Bonds then outstanding;

         "CODE" means the Internal Revenue Code of 1954, as amended, and the applicable regulations thereunder;






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
         "COMPANY" means CPG Products Corp., a Delaware corporation, and its successors and assigns, including any surviving, resulting or transferee corporation as provided in Section 8.3 of the Agreement;

         "CONSTRUCTION FUND" means the construction fund created by Section
602;

         "COUNSEL" means an attorney, or firm thereof, admitted to practice law before the highest court of any state in the United States of America or the District of Columbia,

         "COUNTY" means Taylor County, a political subdivision of the State;

         "COUPON" means any of the coupons issued hereunder evidencing installments of interest on a Bond;

         "DEFAULT" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an event of default;

         "EVENT OF DEFAULT" means the events specified in Section 1001, subject to the terms of Section 1013;

         "EXTRAORDINARY SERVICES" and "EXTRAORDINARY EXPENSES' means all services rendered and all expenses incurred by the Trustee under this Indenture other than Ordinary Services and Ordinary Expenses;

         "FINANCING STATEMENTS" means any and all financing statements (including continuation statements) filed for record from time to time to perfect the security interests created or assigned;

        "GOVERNMENT OBLIGATIONS" means (a) general and direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a Person controlled or supervised by and acting as an instrumentality of the United States of America, he payment of the principal of, premium, if any, and the interest on which is fully guaranteed as a full faith and credit obligation by the United States of America:

         "GUARANTOR" means General Mills. Inc., a Delaware corporation, its successors and assigns, including any surviving, resulting or transferee corporation as provided in Section 3.2 of the Guaranty;

         "GUARANTY" means the hereinbefore mentioned Guaranty Agreement from the Guarantor to the Trustee, dated as of even date herewith;

         "INDENTURE" means this Mortgage and Indenture of Trust and other supplemental agreements with the Trustee in pursuance hereof;

         "INDEPENDENT AUDITOR" means a certified public accountant, or firm thereof, who or which is "independent" as that term is defined in Rule 101 and related interpretations of the Code of Professional Ethics of the American Institute of Certified Public Accountants, of recognized standing, who or which does not devote his or its full time to the County, the Company or the Guarantor (but who or which may be regularly retained by any of them);

         "INDEPENDENT COUNSEL" means an attorney, or firm thereof, admitted to practice law before the highest court of any state in the United States of America or the District of Columbia and not an employee on a full-time basis of the County, the Guarantor or the Company (but who or which may be regularly retained by any of them);

         "MORTGAGED PROPERTY" means the property, rights, moneys, securities and other amounts given, granted, pledged, assigned, conveyed, mortgaged, sold and transferred to the Trustee pursuant to the granting clauses hereof.

         "ORDINARY SERVICES" and "ORDINARY EXPENSES" means those services normally rendered and those expenses normally incurred by a trustee under instruments similar hereto;

         "OUTSTANDING," when used with reference to the Bonds at any date as of which the amount of outstanding Bonds is to be determined, means all Bonds which have been authenticated and delivered by the Trustee hereunder, except:

                 (a)  Bonds cancelled at or prior to such date;

                 (b) Bonds for the payment or redemption of which sufficient moneys and/or Government Obligations meeting the terms and conditions specified in Section 902 -shall have been theretofore transferred or deposited into the special account established in the Bond Fund (whether upon or prior to the maturity or redemption date of any such Bonds); provided that if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee:

                 (c) Bonds in lieu of which others have been authenticated under Section 207: and

                 (d) For the purposes of any consent or other action to be taken by the holders of a specified percentage of outstanding Bonds hereunder, all Bonds held by or for the County or the Company;

         "PAYMENT IN FULL OF THE BONDS" specifically encompasses the situations described in Section 902;

         "PERSON" means natural persons, firms, associations, corporations and public bodies;

         "PRINCIPAL," whenever used with reference to the Bonds or any portion thereof, shall be deemed to include "and the redemption premium, if any";

         "PRINCIPAL OFFICE OF THE TRUSTEE" means the principal office of the Trustee as indicated in the first paragraph hereof;

         "PROJECT" means the Project Land, the Building and the Project Equipment, as they may at any time exist;

         "PROJECT EQUIPMENT" means those items of machinery, equipment and related property required herein to be acquired and installed in the Building or on the Project Land with proceeds from the sale of the Bonds or the proceeds of any payment by the Company pursuant to Section 4.6 of the Agreement and any item of machinery, equipment and related property acquired and installed in the Building or on the Project Land in substitution therefor and renewals and the replacements thereof pursuant to the provisions of Section 4.1(b), 6.2(a), 7.1 and 7.2 of the Agreement, less such machinery, equipment and related property as may be released pursuant to Section 6.2(b) of the Agreement or taken by the exercise of the power of eminent domain as provided in Section 7.2 of the Agreement, and is further defined as all property owned by the County and to be sold to the Company pursuant to this Agreement which is not included in the definition of Project Land or Building, but not including the Company's own machinery, equipment and related property installed under the provisions of
Section 6.1(b) of the Agreement. The Project Equipment insofar as it will be initially installed as a part of the Project is more fully described in Exhibit "B" attached hereto and by this reference made a part hereof;

         "PROJECT LAND" means the real property described in Exhibit "A" attached hereto and in Exhibit "A" to the Agreement and by this reference made a part hereof, less such real property as may be released pursuant to Sections
8.6 and 11.3 of the Agreement or taken by the exercise of the power of eminent domain as provided in Section 7.2 of the Agreement;

         "SECURITY INTEREST' or "SECURITY INTERESTS" shall refer to the security interests created herein and in the Agreement and shall have the meaning set forth in the U.C.C.;

         "STATE" shall mean the State of Florida;

         "TRUST ESTATE'' means the property described in paragraphs I, II and III of the granting clause hereof;

         "TRUSTEE" means the party so named and designated in the first paragraph hereof and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor at the time serving as successor trustee hereunder; and

         "U.C.C." means the Uniform Commercial Code of the State, as now or hereafter amended.

         Section 102. CERTAIN RULES OF INTERPRETATION. The definitions set forth in Section 101 shall be equally applicable to both the singular and plural forms of the words and terms therein defined and shall cover all genders.

         "Herein," "hereby, "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Indenture and not solely to the particular Article, Section or subdivision thereof in which such word is used.

         Reference herein to an Article number (e.g., Article IV) or a Section number (e.g., Section 702) shall be construed to be a reference to the designated Article number or Section number hereof unless the context or use clearly indicates another or different meaning or intent.


                                  ARTICLE II.

                                   THE BONDS

         Section 201. AUTHORIZED AMOUNT OF BONDS. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The total principal amount of Bonds that may be issued hereunder is expressly limited to $5,800,000, subject to the provisions of Section 207.

         Section 202. ISSUANCE OF BONDS. The Bonds (i) shall be designated "Taylor County, Florida Industrial Development Revenue Bonds (CPG Products Corp. Project), Series 1979," (ii) shall be dated September 1, 1979, except with respect to registered Bonds without coupons as hereinafter provided, (iii) shall bear interest from date at the rate of 6-3/4% per annum (computed on the basis of a 360-day year, 30-day month), payable March I and September I of each year until maturity, commencing March 1, 1980, and (iv) shall mature on September 1, 2004.

         The Bonds are subject to the sinking fund provisions of Section 305. The Bonds may be issued as coupon Bonds or registered Bonds as is hereinafter provided.

         Coupon Bonds shall be issuable in the denomination of $5,000 each and shall be registrable as to principal only, in the manner provided in Section 208 hereof. Registered Bonds without coupons shall be issuable in the denomination of $5,000 each, or any multiple thereof. Coupon Bonds shall be numbered consecutively from 1 to 1,160 and registered Bonds without coupons shall be numbered consecutively from R-1 upwards in order of issuance according to the records of the Trustee.

         Registered Bonds without coupons issued before March 1, 1980, shall be dated as of September 1, 1979, and registered Bonds without coupons issued on or subsequent to March 1, 1980, shall be dated as of the interest payment date next preceding the date of authentication and delivery thereof by the Trustee, unless such date of authentication and delivery shall be an interest payment date, in which case they shall be dated as of such date of authentication and delivery; provided, however, that if, as shown by the records of the Trustee, interest on any Bonds surrendered for transfer or exchange shall be in default, the registered Bonds without coupons issued in exchange for Bonds surrendered for transfer or exchange shall be dated as of the date to which interest has been paid in full on the Bonds surrendered or if no interest has been paid they shall be dated September 1, 1979. Coupon Bonds and registered Bonds without coupons shall bear interest from their date.

         The principal of and the interest on the Bonds shall be payable in lawful money of the United States of America at the principal office of the Trustee or at the principal office of any successor designated pursuant to the terms hereof. Payment of interest on coupon Bonds shall be made only upon presentation and surrender of the coupons representing such interest as the same respectively become due at the principal office of the Trustee. Payment of interest on registered Bonds without coupons shall be payable by check or draft drawn upon the Trustee and mailed to the registered owner at his address as it appears on the bond registration books kept by the Trustee.

         Section 203. EXECUTION; LIMITED OBLIGATION. The Bonds shall be executed on behalf of the County by the manual or facsimile signature of the Chairman of the Board, and the County's corporate seal shall be affixed thereto or printed or otherwise reproduced thereon and attested by the manual or facsimile signature of the Clerk of the Circuit Court in and for the County.
At least one of the aforesaid two signatures appearing on each Bond shall be a manual signature. The coupons (if any) attached to the Bonds shall be executed by the facsimile signatures of said Chairman and Clerk, and such facsimile signatures shall have the same force and effect as if said Chairman and Clerk had manually signed each of the coupons. The obligation of the County to pay the Bonds and the interest thereon shall be a limited obligation which shall be payable from, and wholly secured by, a pledge of the purchase price payments and other payments received from the Company under the Agreement together with all other revenues arising out of or in connection with the County's ownership of the Project. If any officer of the County who shall have executed any Bond shall cease to be such officer before the

Bond so executed (by manual or facsimile signature) shall be authenticated and delivered by the Trustee, such Bond nevertheless may be authenticated and delivered as though the Person who executed such Bond had not ceased to be such officer of the County.

         Section 204. AUTHENTICATION. Only such Bonds as shall have endorsed thereon a certificate of authentication substantially in the form hereinafter set forth executed by the Trustee shall be entitled to any right or benefit hereunder. No Bond and no coupon appertaining to any Bond shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been executed by the Trustee, and such executed certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered hereunder. Said certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the certificate of authentication on all of the Bonds issued hereunder. Before authenticating or delivering any Bonds, the Trustee shall detach and cancel all matured coupons, if any, appertaining thereto, and such cancelled coupons shall be destroyed by the Trustee.

         Section 205. FORMS OF BONDS. The Bonds, the coupons (if any) to be attached thereto, the Trustee's certificate of authentication, the validation certificates the provision for registration and the form of assignment shall be in substantially the forms hereinafter set forth with such appropriate variations, omissions, substitutions and insertions as are permitted or required hereby and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon, as may be required to comply with any applicable or rules or regulations, or as may consistently herewith, be determined by the officers executing such Bonds, as evidenced by their signing of the Bonds:

                             (FORM OF COUPON BOND)

                            UNITED STATES OF AMERICA

                                STATE OF FLORIDA

                             TAYLOR COUNTY, FLORIDA

          TAYLOR COUNTY, FLORIDA INDUSTRIAL DEVELOPMENT REVENUE BONDS
                         (CPG PRODUCTS CORP.  PROJECT)

                                  SERIES 1979


No.                                                                       $5,000


         FOR VALUE RECEIVED, Taylor County, Florida (the "County"), a political subdivision of the State of Florida, hereby promises to pay to bearer, or if this bond be registered as herein provided then to the registered owner hereof, solely from the special fund hereinafter described and from no other source on the 1st day September, 2004, the principal sum of


                             FIVE THOUSAND DOLLARS


and to pay solely from said Special fund, interest thereon from date hereof at the rate of 6-3/4% per annum (computed on the basis of a 360-day year, 30-day month), payable semiannually on March 1 and September 1 in each year, commencing March 1, 1980. until payment of the principal amount hereof, upon presentation and surrender of the annexed interest coupons as they severally become due. Both the principal hereof and the interest hereon are payable in lawful money of the United States of America at the principal office in Columbus, Georgia, of The First National Bank of Columbus, as Trustee (the "Trustee") under the hereinafter mentioned Mortgage and Indenture of Trust, or if a successor Trustee is hereafter appointed, then at the principal office of such successor.

         This bond is one of a series in the aggregate principal amount of $5,800,000 (the "bonds"), of like tenor except as to numbers and redemption provisions, issued under and secured by a Mortgage and indenture of Trust, dated as of September 1, 1979, by and between the County and the Trustee (the "Indenture"), and a resolution of the Board of County

Commissioners of the County adopted on July 31, 1979, for the purpose of financing the cost of acquiring certain land and constructing and installing thereon certain buildings, machinery, equipment and related property (the "Project").

         This bond and the redemption premium (if any) and the interest hereon shall not be deemed to constitute a debt, obligation or liability of the County or of the State of Florida or of any political subdivision thereof or a pledge of the faith and credit of the County or of the State of Florida or of any such political subdivision and does not directly, indirectly or contingently obligate the County or said State to levy or to pledge any form of taxation whatever for the payment of such principal, redemption premium (if any) and interest. This bond is payable solely from the purchase price payments and other payments received under the Agreement (hereinafter described), together with all other revenues arising out of or in connection with the County's ownership of the Project, and the County is obligated to pay the principal of, the redemption premium (if any) and the interest on this bond only from the Taylor County, Florida Industrial Development Revenue Bond Fund - CPG Products Corp. Project, Series 1979 (the "Bond Fund"), created in the Indenture. No recourse shall be had for the payment of the principal of, or the redemption premium (if any) and the interest on this bond against any officer of the County or member of the Board of County Commissioners of the County.

         This bond is issued and the Indenture was authorized executed and delivered by the County under and pursuant to the Constitution and laws of the State of Florida, including particularly the Florida Industrial Development Financing Act (Sections 159.25 159.43, Florida Statutes Annotated, as supplemented and amended) and the aforesaid resolution of the Board of County Commissioners of the County. Prior to the issuance hereof, the County entered into an Agreement of Sale, dated as of even date with the Indenture (the "Agreement"), with CPG Products Corp.. a Delaware corporation qualified to do business in the State of Florida (the "Company"), pursuant to the terms of which the Company must pay to the County purchase price payments, other payments and revenues which are committed and will be fully sufficient to pay the principal of, the redemption premium (if any) and the interest on the bonds as the same become due. Under the terms of the Agreement, it is the obligation of the Company to pay the costs of maintaining the Project in good repair, to keep it property insured and to pay all taxes, levies or other charges assessed against or with respect to the Project.

         As security for the payment of the bonds, the Project has been mortgaged to the Trustee and the rights of the County under the Agreement have been assigned (together with the security interest in the Project Equipment, as defined in the Agreement, created therein) to the Trustee under the Indenture.

         As additional security for the payment of the bonds, General Mills, Inc., a Delaware corporation and the wholly-owning parent corporation of the Company (the "Guarantor"), has entered into a Guaranty Agreement with the Trustee, dated as of even date with the Indenture, under the terms of which the Guarantor has unconditionally Guaranteed to the Trustee for the benefit of the bondholders the payment of the principal of, the redemption premium (if any) and the interest on the bonds, as the same become due.

         Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of, the redemption premium (if any) and the interest on the bonds, the nature and extent of the security, the rights, duties and obligations of the County and the Trustee, the rights of the holders of the bonds, the terms and conditions under and upon the occurrence of which the Indenture and the Agreement may be modified and the terms and conditions under and upon the occurrence of which the lien of the Indenture may be defeased as to this bond prior to the maturity or redemption date hereof, to all of the provisions of which the holder hereof, by the acceptance of this bond, assents.

         The bond is transferable by delivery except when registered as to principal otherwise than to bearer. This bond may be registered as to principal only in the name of the owner on the bond registration books of the County kept in the principal office of the Trustee, as Bond Registrar, such registration to be made on such books and endorsed hereon by the Bond Registrar, and after such registration no transfer hereof shall be valid, unless made on said books of registration at the written request of the registered owner or his duly authorized attorney and similarly noted hereon. This bond may be discharged from registration by like transfer to bearer after which it shall again become transferable by delivery, and this bond may again and from time to time be registered or discharged from registration in the same manner. Registration of this bond shall not affect the negotiability of the coupons attached hereto which shall continue to be payable to bearer and transferable by delivery.

         The bonds are issuable as coupon bonds, registrable as to principal only, in the denomination of $5,000 each, and as registered bonds without coupons in the denomination of $5,000 or any multiple thereof. Coupon bonds, upon surrender thereof at the principal office of the Trustee with all unmatured coupons attached, may, at the option of the holder thereof, be exchanged for an aggregate principal amount of registered bonds without coupons and of any authorized denomination, in the manner, subject to the conditions and upon the payment of the charges provided in the Indenture. In like manner, subject to such conditions and upon the payment of such charges, registered bonds without coupons, upon the surrender thereof at the principal office of the Trustee with a written instrument of transfer satisfactory to the Trustee executed by the registered owner or his duly authorized attorney, may, at the option of the registered owner thereof, be exchanged for an equal aggregate principal amount of coupon bonds with appropriate coupons attached or for an equal aggregate principal amount of registered bonds without coupons of any other authorized denomination.

         This bond is issued with the intent that the laws of the State of Florida shall govern its construction.

         The bonds may not be called for redemption prior to September 1, 1989, except in the event (1) of condemnation of the Project or any part thereof as provided in Section 7.2 of the Agreement, (2) of exercise by the Company of its option to prepay the purchase price of the Project as provided in Section 11.1 of the Agreement, or (3) the Company is required to accelerate the purchase of the Project under the circumstances set forth in Sections 8.8 and 12.1 of the Agreement. If called for redemption prior to maturity as provided in (1) or
(2) of the foregoing, such bonds may be redeemed at any time, in whole or (in case of redemption pursuant to Section 7.2 of the Agreement) in part at a redemption price equal to the principal amount of each bond to redeemed plus accrued interest thereon to the redemption date. If called for redemption as provided in (3) of the foregoing, the bonds must be redeemed in whole within the time provided by Section 8.8 of the Agreement following the Determination of Taxability (as defined in Section 8.8 of the Agreement) at the foregoing redemption price plus an additional amount equal to the interest payable on each bond so redeemed for each year, or any part thereof, which elapses from the occurrence of the "Event of Taxability" (as defined in Section 8.8 of the Agreement) giving rise to such redemption to and through the date of such redemption.

         If the outstanding bonds are called for redemption as provided in (3) of the foregoing, the Trustee, pursuant to Section 307 of the Indenture, will hold and disburse for the benefit of the Last Holder (as defined in Section 307 of the Indenture) of each bond which was outstanding at the time of the Event of Taxability but which was not outstanding at the time of such redemption, an amount equal to the interest payable on each such bond for each year, or any part thereof, which shall have elapsed from the occurrence of the Event of Taxability to and through the date of maturity of each such bond or through the date of redemption of each such bond.

         The bonds, if not redeemed before September 1, 1989, in connection with the exercise of the options referred to in Section 7.2 or 11.1 of the Agreement or by mandatory redemption pursuant to the obligation referred to in Sections 8.8 and 12.1 of the Agreement, are subject to redemption prior to maturity by the County on any interest payment date on or after September 1, 1989, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth in the table below plus accrued interest thereon to the redemption date.

          Dates of Redemption                      Redemption
             (inclusive)                             Prices
         ---------------------                  ---------------

   September 1, 1989                                103-1/2%
   March 1, 1990 through September 1, 1991          103
   March 1, 1992 through September 1, 1993          102-1/2
   March 1, 1994 through September 1, 1995          102
   March 1, 1996 through September 1, 1997          101-1/2

   March 1, 1998 through September 1, 1998          101
   March 1, 1999 and thereafter                     100

         In addition, the bonds are subject to mandatory sinking fund redemption prior to maturity, in accordance with Section 305 of the Indenture, in part, at 100% of the principal amount thereof, plus accrued interest to the redemption date, in the following principal amounts and on the dates set forth below (the 2004 amount to be paid rather than redeemed):

          September 1 of the Year                 Principal Amount
          -----------------------                 ----------------
                 2000                               $1,000,000
                 2001                                1,000,000
                 2002                                1,000,000
                 2003                                1,000,000
                 2004                                1,800,000

         The particular bond of this series, or portion thereof in the case of certain registered bonds without coupons of a principal amount greater than $5,000, to be redeemed in the case of a partial redemption under any of the provisions of the Indenture, shall be selected by the Trustee by prorating the amount of bonds to be redeemed between common bonds and registered bonds without coupons and among the holders of the registered bonds without coupons, and by selecting the coupon bond, registered bond without coupons (or part thereof) or other detail of redemption by lot or otherwise in such manner as the Trustee shall determine to be fair.

         When any coupon bonds (not registered as to principal or otherwise to bearer) are called for redemption as aforesaid, notice thereof identifying the coupon bonds to be redeemed shall be given by publication at least once in a newspaper or financial journal of general circulation among dealers in municipal securities in The City of New York, New York, which notice shall be published not less than thirty (30) days nor more than sixty (60) days prior to the redemption date, and in the case of the redemption of coupon bond's at the time registered as to principal (except to bearer), in addition there shall be sent a copy of such redemption notice by first class mail at least thirty (30) days but no more than sixty (60) days prior to the redemption date to the registered owner of each coupon bond to be redeem ed at the address shown on the registration books; provided, however, if notice of redemption shall have been published as required, failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceeding for the redemption of coupon bonds. If all of the coupon bonds to be redeemed are at that time registered as to principal (except to bearer), notice by first class mail to the owner or owners thereof not less than thirty (30) days nor more than sixty (60) days prior to the redemption date shall be sufficient and published notice of the call for redemption need not be given. All coupon bonds called for redemption shall cease to bear interest on the specified redemption date provided sufficient moneys for their redemption are on deposit at the designated place of payment at that time, and such bonds shall no longer be secured by the lien of the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture or have any other rights thereunder except the right to receive payment. All unmatured coupons appertaining thereto shall become void. If, because of the temporary or permanent suspension of the publication or general circulation of any newspaper or financial journal or for any other reason, it is impossible or impractical to publish such redemption notice as aforesaid, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of notice.

         It is hereby certified and recited that all acts, conditions and things required by the Constitution and laws of the State of Florida to happen, exist and be performed precedent to and in the issuance of this bond, the execution of the Indenture and the adoption of the aforesaid resolution by the Board of County Commissioners of the County, have happened, exist and have been performed.

         This bond shall not be entitled to any benefit under the Indenture nor shall it become valid or obligatory for any purpose until it shall have been authenticated by execution by the Trustee of the certificate hereon endorsed.

         IN WITNESS THEREOF, Taylor County, Florida has caused this bond to be executed in its name by the manual signature of the Chairman of the Board of County Commissioners of the County and a facsimile of its corporate seal to be printed hereon and attested by the facsimile signature of the Clerk of the Circuit Court in and for the County, and has caused the interest coupons hereto attached to be executed by the facsimile signatures of its said officials. all as of September 1, 1979.

                                                  TAYLOR COUNTY, FLORIDA


ATTEST:                                                     (FORM)
                                                  BY: ___________________
                                                            Chairman

    (FORM)
____________________
     Clerk

(SEAL)

                               *   *   *   *   *

                      TRUSTEE'S AUTHENTICATION CERTIFICATE


The above bond is one of the bonds described in the within-mentioned Mortgage and Indenture of Trust.

                                        THE FIRST NATIONAL BANK OF COLUMBUS,
                                        as Trustee


                                        By:          (FORM)
                                            _________________________________
                                                  Authorized Officer


                               *   *   *   *   *





                                     COUPON


No.                                                                $


         On the 1st day of _______________, ____, unless the hereinafter mentioned bond shall have been called for previous redemption and payment of the redemption price made or provided for, Taylor County, Florida promises to pay to bearer at the principal office in Columbus, Georgia, of The First National Bank of Columbus, as Trustee, or at the principal office of any successor Trustee, the amount shown hereon in lawful money of the United States of America, solely from the Special fund referred to in and for the semiannual interest then due on its Taylor County, Florida Industrial Development Revenue Bonds (CPG Products Corp. Project), Series 1979, dated September 1, 1979, and numbered __________.

          (FACSIMILE)                                   (FACSIMILE)
__________________________________            __________________________________
             Clerk                                      Chairman

                           TAYLOR COUNTY, FLORIDA

                               *   *   *   *   *

                             VALIDATION CERTIFICATE

STATE OF FLORIDA

COUNTY OF TAYLOR


         The undersigned Chairman of the Board of County Commissioners of Taylor County, Florida, HEREBY CERTIFIES that the within bond was validated and confirmed by judgment OF the Circuit Court in and for Taylor County, Florida, rendered on the 24th day of August, 1979, that no intervention or objection was filed thereto and that no appeal has been taken therefrom.


                                                        (FORM)
                                        ______________________________________
                                         Chairman, Board of County
(SEAL)                                   Commissioners of Taylor County, Florida





                               *   *   *   *   *


                     (FORM OF CERTIFICATE OF REGISTRATION)


                                                             SIGNATURE OF
 DATE OF                           IN WHOSE NAME                 BOND
REGISTRATION   :                   REGISTERED   :            REGISTRAR :
---------------------------------------------------------------------------
               :                                :                      :
---------------------------------------------------------------------------
               :                                :
---------------------------------------------------------------------------

                          (END OF FORM OF COUPON BOND)

                   (FORM OF REGISTERED BOND WITHOUT COUPONS)

                            UNITED STATES OF AMERICA

                                STATE OF FLORIDA

                             TAYLOR COUNTY, FLORIDA

          TAYLOR COUNTY, FLORIDA INDUSTRIAL DEVELOPMENT REVENUE BONDS
                         (CPG PRODUCTS CORP.  PROJECT)

                                  SERIES 1979


No.  R-                                                              $__________


         FOR VALUE RECEIVED, Taylor County, Florida (the "County"), a political subdivision of the State of Florida, hereby promises to pay to __________, or registered assigns, solely from the special fund hereinafter described and from no other source, on the 1st day of September, ____, the principal sum of


                          __________ THOUSAND DOLLARS


and to pay to the registered owner hereof solely from said special fund, interest thereon from date hereof at the rate of 6-3/4% per annum (computed on the basis of a 360-day year, 30-day month), payable March 1, 1980, and semiannually thereafter on March 1 and September 1 in each year, commencing __________, ____, until payment of the principal amount hereof. The principal of this bond is payable lawful money of the United States of America at the principal office in Columbus, Georgia, of The First National Bank of Columbus, as Trustee (the "Trustee") under the hereinafter mentioned Mortgage and Indenture of Trust, or if a successor Trustee is hereafter appointed, then at the principal office of such successor. The interest on this bond (except for final payment of such interest which shall be made only upon surrender of this bond) is payable by check or draft drawn upon the Trustee and mailed to the registered owner at his address as it appears on the bond registration books to be kept by the Trustee.

         This bond is one of a series in the aggregate principal amount of $5,800,000 (the "bonds"), of like tenor except as to numbers, denominations and redemption provisions, issued under and secured by a Mortgage and Indenture of Trust, dated as of September 1, 1979, by and between the County and the Trustee (the "Indenture"), and a resolution of the Board of County Commissioners of the County adopted on July 31, 1979, for the purpose of financing the cost of acquiring certain land and constructing and installing thereon certain buildings, machinery, equipment and related property (the "Project").

         This bond and the redemption premium (if any) and the interest hereon shall, not be deemed to constitute a debt, obligation or liability of the Company or of the State of Florida or of any political subdivision thereof or a pledge of the faith and credit of the County or of the State of Florida or any such political subdivision and does not directly, indirectly or contingently obligate the County or said State to levy or to pledge any form of taxation whatever for the payment of such principal, redemption premium any) and interest. This bond is payable solely from the purchase price payments and other payments received under the Agreement (hereinafter described) together with all other revenues arising out of or in connection with the County's ownership of the Project, and th County is obligated to pay the principal of, the redemption premium (if any) and the interest on this bond only from the Taylor County, Florida Industrial Development Revenue Bond Fund -- CPG Products Corp. Project, Series 1979 (the "Bond Fund"), created in the Indenture. No recourse shall be had for the payment of the principal of, or the redemption premium (if any) and the interest on, this bond against any officer of the County or member of the Board of County Commissioners of the County.

         This bond is issued and the Indenture was authorized, executed and delivered by the County under and pursuant to the Constitution and laws of the State of Florida, including particularly the Florida Industrial Development Financing Act (Sections 159.25 - 159.43, Florida Statutes Annotated, as supplemented and amended) and the aforesaid resolution of the Board of County Commissioners of the County. Prior to the issuance hereof, the County entered into an Agreement of Sale, dated as of even date with the Indenture (the "Agreement"), with CPG Products Corp., a Delaware Corporation Qualified to do business in the State of Florida (the "Company"), pursuant to the terms of which the Company must may to the County purchase price payments, other payments and revenues which are committed and will be fully sufficient to pay the principal of, the redemption premium (if any) and the interest on the bonds as the same become due. Under the terms of the Agreement, it is the obligation of the Company to pay the costs of maintaining the Project in good repair, to keep it properly insured and to pay all taxes, levies or other charges assessed against or with respect to the Project.

         As security for the payment of the bonds, the Project has been mortgaged to the Trustee and the rights of the County under the Agreement have been assigned (together with the security interest in the Project Equipment, as defined in the Agreement, created therein) to the Trustee under the Indenture.

         As additional security for the payment of the bonds, General Mills, Inc.. a Delaware corporation and the wholly-owning parent corporation of the Company (the "Guarantor"), has entered into a Guaranty Agreement with the Trustee, dated as of even date with the Indenture, under tie terms of which the Guarantor has unconditionally guaranteed to the Trustee for the benefit of the bondholders the payment of the principal of, the redemption premium (if any) and the interest on the bonds, as the same become due.

         Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of, the redemption premium (if any) and the interest on the bonds, the nature and extent of the security, the rights, duties and obligations of the County and the Trustee, the rights of the holders of the bonds, the terms and conditions under and upon the occurrence of which the Indenture and the Agreement may be modified and the terms and conditions under and upon the occurrence of which the lien of the Indenture may be defeased as to this bond prior to the maturity or redemption date hereof. to all of the provisions of which the holder hereof, by the acceptance of this bond, assents.

         The bond is transferable by the registered holder hereof in person or by his attorney duly authorized in writing at the Principal office of the Trustee, all subject to the terms and conditions provided in the Indenture.

         The bonds are issuable as coupon bonds, registrable as to principal only, in the denomination of $5,000 each, and as registered bonds without coupons in the denomination of 55,000 or any multiple thereof. On or after March 1, 1980, coupon bonds upon surrender thereof at the principal office of the Trustee with all unmatured coupons attached, may, at the option of the holder thereof, be exchanged for an equal aggregate principal amount of registered bonds without coupons and of any authorized denomination, in the manner, subject to the conditions and upon the payment of the charges provided in the Indenture. In like manner, subject to such conditions and upon the payment of such charges, registered bonds without coupons, upon the surrender thereof at the principal office of the Trustee with a written instrument of transfer satisfactory to the Trustee executed by the registered owner or his duly authorized attorney, may, at the option of the registered owner thereof, be exchanged for an equal aggregate principal amount of coupon bonds with appropriate coupons attached, or for an equal aggregate principal amount of registered bonds without coupons of any other authorized denomination.

         This bond is issued with the intent that the laws of the State of Florida shall govern its construction.

         The bonds may not be called for redemption prior to September 1, 11,89, except in the event (1) of condemnation of the Project or any part thereof as provided in Section 7.2 of the Agreement, (2) of exercise by the Company of its option to prepay the purchase price of the Project as provided in Section 11.1 of the Agreement, or (3) the Company is required to accelerate purchase of the Project under the circumstances set forth in Sections 8.8 and
12.1 of
the Agreement. If called for redemption prior to maturity as provided in (1) or (2) of the foregoing, such bonds may be redeemed at any time, in whole or (in case of redemption pursuant to Section 7.14. of the Agreement) in part, at a redemption price equal to the principal amount of each bond to be redeemed plus accrued interest thereon to the redemption date. If called for redemption as provided in (3) of the foregoing, the bonds must be redeemed in whole within the time provided by Section 8.8 of the Agreement following the Determination of Taxability (as defined in Section 8.8 of the Agreement) at the foregoing redemption price plus an additional amount equal to the interest payable on each bond so redeemed for each year, or any part thereof, which elapses from the occurrence of the "Event of Taxability" (as defined in Section 8.8 of the Agreement) giving rise to such redemption to and through the date of such redemption.

         If the outstanding bonds are called for redemption as provided in (3) of the foregoing, the Trustee, pursuant to Section 307 of the Indenture, will hold and disburse 'or the benefit of the Last Holder (as defined in Section 307 of the Indenture) of each bond which was outstanding at the time of the Event of Taxability but which was not outstanding at the time of such redemption, an amount equal to the interest payable on each such bond for each year, or any part thereof, which shall have elapsed from the occurrence of the Event of Taxability to and through the date of maturity of each such bond or through the date of redemption of each such bond.

         The bonds, if not redeemed before September 1, 1989, in connection with the exercise of the options referred to in Section 7.2 or 11.1 of the Agreement or by mandatory redemption pursuant to the obligation referred to in Sections 8.8 and 12.1 of the Agreement, are subject to redemption prior to maturity by the County on any interest payment date on or after September 1, 1989, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth in the table below plus accrued interest thereon to the redemption date.

          Dates of Redemption                      Redemption
             (inclusive)                             Prices
          -------------------                      ----------

   September 1, 1989                                103-1/2%
   March 1, 1990 through September 1, 1991          103
   March 1, 1992 through September 1, 1993          102-1/2
   March 1, 1994 through September 1, 1995          102
   March 1, 1996 through September 1, 1997          101-1/2
   March 1, 1998 through September 1, 1998          101
   March 1, 1999 and thereafter                     100

In addition, the bonds are subject to mandatory sinking fund redemption prior to maturity, in accordance with Section 305 of the Indenture, in part, at 100% of the principal amount thereof, plus accrued interest to the redemption date, in the following principal amounts and on the dates set forth below (the 2004 amount to be paid rather than redeemed):

          September 1 of the Year                 Principal Amount
          -----------------------                 ----------------

                 2000                               $1,000,000
                 2001                                1,000,000
                 2002                                1,000,000
                 2003                                1,000,000
                 2004                                1,800,000

         The particular bond of this series, or portion thereof in the case of certain registered bonds without coupons of a principal amount greater than $5,000, to be redeemed in the case of a partial redemption under any of the provisions of the Indenture, shall be selected by the Trustee by prorating the amount of bonds to be redeemed between coupon bonds and registered bonds without coupons and among the holders of the registered bonds without coupons, and by selecting the coupon bond. registered bond without coupons (or part thereof) or other detail of redemption by lot or otherwise in such manner as the Trustee shall determine to be fair.

         Written notice of the redemption in whole or in part, of this bond shall be given by first class mail, postage prepaid, mailed not less than thirty (30) days nor more than sixty (60) days prior to the redemption date to the registered owner hereof at the last address shown on the registration books kept by the Trustee: provided. however, if notice of redemption is required to be published pursuant to Section 302 of the Indenture and such published notice covers the redemption, in whole or in part, of this bond, and is published in accordance with such requirements, neither failure to give notice by mail, nor any defect in any notice so mailed shall affect the validity of the proceedings for redemption as it affects this bond.

         Upon deposit with the Trustee of the moneys required to effect any redemption, the bonds or portion thereof thus called and provided for shall not bear interest after the redemption date and shall not be considered to be outstanding or to have any other rights under the Indenture other than the right to receive payment.

         If less than the entire principal amount of this bond is to be redeemed upon the surrender hereof, (a) appropriate endorsement shall be made hereon by the Trustee to reflect such partial redemption, or (b) there shall be issued to the registered owner, without charge therefor, for the unredeemed balance hereof, at the option of the registered owner either coupon bonds or registered bonds without coupons in any of the authorized denominations as more fully set out in the Indenture.

         It is hereby certified and recited that all acts, conditions and things required by the Constitution and laws of the State of Florida to happen, exist and be performed precedent to and in the issuance of this bond, the execution of the Indenture and the adoption of the aforesaid resolution by the Board of County Commissioners of the County, have happened, exist and have been performed.

         This bond shall not be entitled to any benefit under the Indenture nor shall it become valid or obligatory for any purpose until it shall have been authenticated by execution by the Trustee of the certificate hereon endorsed.

         IN WITNESS WHEREOF, Taylor County, Florida has caused this bond to be executed in its name by the manual signature of the Chairman of the Board of County Commissioners of the County and a facsimile of its corporate seal to be printed hereon and attested by the facsimile signature of the Clerk of the Circuit Court in and for the County, all as of the _____ day of _____________,
______.

                                                  TAYLOR COUNTY, FLORIDA

                                                               (FORM)
ATTEST:                                           BY: _________________________
                                                              Chairman

    (FORM)
_____________________
    Clerk

(SEAL)

                               *   *   *   *   *

                      TRUSTEE'S AUTHENTICATION CERTIFICATE


         The above bond is one of the bonds described in the within-mentioned Mortgage and Indenture of Trust.

                                        THE FIRST NATIONAL BANK OF COLUMBUS,
                                        as Trustee


                                                     (FORM)
                                        BY: _________________________
                                                 Authorized Officer



                               *   *   *   *   *



                             VALIDATION CERTIFICATE


STATE OF FLORIDA

COUNTY OF TAYLOR

         The undersigned Chairman of the Board of County Commissioners of Taylor County, Florida, HEREBY CERTIFIES that the within bond was validated and confirmed by judgment of The Circuit Court in and for Taylor County, Florida, rendered on the 24th day of August, 1979. that no intervention or objection was filed thereto and that no appeal has been taken therefrom.

                                                   (FORM)
                                       _________________________________________
                                        Chairman, Board of County
                                        Commissioners of Taylor County, Florida
(SEAL)




                               *   *   *   *   *

                              (FORM OF ASSIGNMENT)
                               FOR VALUE RECEIVED


         The undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________________________

____________________________________________________________

____________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

the within bond of TAYLOR COUNTY, FLORIDA and does, hereby constitute and appoint attorney to transfer the said bond on the books of the within named County, with full power of substitution in the premises.


Dated:




In the presence of:  _____________________      ______________________________
                                                   Registered Owner


                               *   *   *   *   *


                (END OF FORM OF REGISTERED BOND WITHOUT COUPONS)

         Section 206. DELIVERY OF BONDS. Upon the execution and delivery hereof, the County, shall execute the Bonds and deliver them to the Trustee, and the Trustee shall authenticate the Bonds and deliver them to the purchaser or purchasers as shall be directed by the County as hereinafter in this Section provided.

         Prior to the delivery by the Trustee of any of the Bonds, there shall be filed with the Trustee:

                 (a) A copy, certified by the Clerk of the Circuit Court in and for the County, of the resolution of the Board authorizing the issuance of the Bonds and the execution, delivery and performance of this Indenture and the Agreement.

                 (b) An original executed counterpart of this Indenture, the Agreement and the Guaranty.

                 (c) Copies of Financing Statements filed to perfect the security interests created herein and in the Agreement.

                 (d) (1) The written opinion of Counsel for the County or other Counsel satisfactory to the Trustee expressing the opinion that the Financing Statements referred to in (c) above have been filed in the proper place or places required to make said security interests "perfected security" interests within the meaning of the U.C.C., and that there are no other properly indexed security interests of record affecting the property as to which said security interests were created; and (2) the title insurance policy or binder (if it has been requested by the Company) referred to in Section 3.2 of the Agreement.

                 (e) A request and authorization to the Trustee on behalf of the County and signed by the Chairman of the Board and the Clerk of the Circuit Court in and for the County to authenticate and deliver the Bonds in such specified denominations and forms as permitted herein to the purchaser or purchasers therein identified upon payment to the Trustee, but for the account of the County, of a specified SUM plus accrued interest (if any) to the date of such delivery. The proceeds from the sale of the Bonds shall be paid over to the Trustee and deposited to the credit of the Bond Fund and the Construction Fund as hereinafter provided in Article VI.

                 (f) Evidence furnished by the County of its election to have the provision of Section 103(b)(6)(D) of the Code apply to the issuance of the Bonds, together with evidence as to the proper filing of such election with the Internal Revenue Service Center.

                 (g) An unqualified approving opinion of Messrs. King & Spalding, Atlanta, Georgia, Bond Counsel, relating to the Bonds.

         Section 207. MUTILATED, LOST, STOLEN OR DESTROYED BONDS OR COUPONS. If any Bond or coupon is mutilated, lost, stolen or destroyed, the County may execute and the Trustee (Upon the receipt of a written authorization from the County) may authenticate and deliver a new Bond or coupon of like maturity and tenor in lieu of and in substitution for the Bond or coupon mutilated, lost, stolen or destroyed, and any such new Bond shall have attached thereto coupons corresponding in all respects to those (if any) on such Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated, Bond or coupon, such mutilated Bond or Coupon shall first be surrendered to the County, and in the case of any lost, stolen or destroyed Bond or coupon, there shall be first furnished to the County and the Trustee evidence satisfactory to them of the ownership of such Bond or coupon and of such loss, theft or destruction together with indemnity, satisfactory to them. If any such Bond shall have matured or a redemption date pertaining thereto shall have passed or any such coupon shall have become due, instead of issuing a new Bond or coupon the County may pay the same. The County and the Trustee may charge the holder of such Bond or coupon with their reasonable fees and expenses in this connection.

         Section 208. REGISTRATION OF BONDS; PERSONS TREATED AS OWNERS. Title to any coupon Bond (unless such Bond is registered in the manner hereinafter provided) and to any interest coupon shall pass by delivery in the same manner as a negotiable instrument payable to bearer, the County shall cause books for the registration and for the transfer of the Bonds as provided herein to be kept by the Trustee which is hereby constituted and appointed the Bond Registrar of the County. At the option of the bearer, any coupon Bond may be registered as to principal alone on such books upon presentation thereof to the Trustee which shall make notation of such registration thereon. Any coupon Bond registered as to principal alone may thereafter be transferred only upon an assignment executed by the registered owner or his duly authorized attorney in such form as shall be satisfactory to the Trustee, such registration or transfer to be made on such books and endorsed on such Bond by the Trustee.
Any coupon Bond registered as to principal alone may be discharged from registration by being transferred to bearer and thereby transferability by delivery shall be restored, subject, however, to successive registrations, transfers and discharges from registration as before. The principal of any Bond registered as to principal alone, unless registered to bearer, shall be payable only to or upon the order of the registered owner or his duly authorized attorney, but the coupons appertaining to any coupon Bond registered as to principal alone shall remain payable to bearer notwithstanding such registration. Such registrations. transfers and. discharges from registration shall be without charge to the holders of the Bonds, but any tax or other governmental charges required to be paid with respect to the same shall be paid by the holder of the Bond requesting such registration. transfer or discharge from registration as a condition precedent to the exercise of such privilege.

         Registered Bonds without coupons may be transferred on the books of registration kept by the Trustee by the registered owner in person or by his duly authorized attorney, upon surrender thereof, together with a written instrument of transfer executed by the registered owner or his duly authorized attorney, upon surrender for transfer of any registered Bond without coupons at the principal office of the Trustee, the County shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new registered Bond or Bonds without coupons in the same aggregate principal amount and of any authorized denomination or denominations.

         Registered Bonds without coupons may be exchanged at the principal office of the Trustee for an equal aggregate principal amount of coupon bonds (or for an equal aggregate principal amount of registered Bonds without coupons and of any other authorized denomination or denominations), and coupon Bonds may be exchanged at the principal office of the Trustee for an equal aggregate principal amount of registered Bonds without coupons and of any authorized denomination or denominations. All coupon Bonds surrendered for exchange and delivered in exchange shall have attached thereto all unmatured coupons appertaining thereto (together with an) matured coupons in default appertaining thereto). The County shall execute and the Trustee shall authenticate and deliver Bonds which the bondholder making the exchange is entitled to receive (in the case of coupon Bonds with appropriate coupons attached thereto), bearing numbers not contemporaneously then outstanding, and the County shall direct the Trustee to present the same to the Chairman of the Board for the execution by said Chairman of the validation certificate thereon, unless his signature shall appear by facsimile. The execution by the County of any registered Bond of any denomination without coupons shall constitute full and due authorization of such denomination, and the Trustee shall thereby be authorized to authenticate and deliver such registered Bond without coupons.

         Such transfers of registration or exchanges of registered Bonds without coupons shall be without charge to the holders of such Bonds, but any axes or other governmental charges required to be paid with respect to the same shall be paid by the holder of the Bond requesting such transfer or exchange as a condition precedent to the exercise of such Privilege.

         The Trustee shall not be required to transfer or exchange any registered Bond without coupons or any coupon Bond registered as to principal alone during the period of fifteen (15) days next preceding any interest payment date of such Bond nor to transfer or exchange any Bond after the publication of notice calling such Bond for redemption has been made, nor during the period of fifteen (15) days next, preceding publication of notice of redemption of any Bonds nor, unless his signature shall appear by facsimile, until the Chairman of the Board shall have executed the validation certificate with respect to any replacement Bond or Bonds.

         As to any coupon Bond registered as to principal alone or as to any registered Bond without coupons, the Person in whose name the same shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of any such coupon Bond registered as to principal alone or payment of either principal or interest on any such registered Bond without coupons shall be made only to or upon the order of the registered owner thereof or his duly authorized attorney, but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid. The County and the Trustee may deem and treat the bearer of any coupon Bond which shall not at the time be registered as to principal, and the bearer of any coupon appertaining to any coupons Bond, whether such Bond be registered as to principal or not, as the absolute owner of such Bond or coupon, as the case may be, whether such Bond or coupon shall be overdue or not, for the purpose of receiving payment thereof and for all other purposes whatsoever, and neither the County nor the Trustee shall be affected by any notice to the contrary.

         The inclusion of the foregoing provisions shall constitute (i) a continuing request from the County to the Chairman of the Board To execute the certificate of validation on any replacement Bonds issued, and (ii) the appointment of the Trustee as agent for the County to do any and all things necessary to effect any exchange or transfer.


                                  ARTICLE III.

                      REDEMPTION OF BONDS BEFORE MATURITY


         Section 301. REDEMPTION DATES AND PRICES. The Bonds may not be called for redemption prior to September 1, 1989, except in the event (1) of condemnation of the Project or any part thereof as provided in Section 7.2 of the Agreement, (2) of exercise by the Company of its option to prepay the purchase price of the Project as provided in Section 11.1 of the Agreement, or
(3) the Company is required to accelerate purchase of the Project as provided in Sections 8.8 and 12.1 of the Agreement. If called for redemption prior to maturity as provided in (1) or (2) of the foregoing, the Bonds may be redeemed at any time, in whole or (in case of redemption pursuant to Section 7.2 of the Agreement) in part, at a redemption price equal to the principal amount of each Bond to be redeemed plus accrued interest thereon to the redemption date. If called for redemption as provided in (3) of the foregoing, the Bonds must be redeemed in whole within the time provided by Section 8.8 of the Agreement following the Determination of Taxability (as defined in Section 8.8 of the Agreement) at the foregoing redemption price plus an Additional amount equal to the interest payable on each Bond so redeemed for each year, or any part thereof, which elapses from the occurrence of the "Event of Taxability" (as defined in Section 8.8 of the Agreement) giving rise to such redemption to and through the date of such redemption.

         If the outstanding Bonds are called for redemption as provided in (3) of the foregoing, the Trustee, pursuant to Section 307, will hold and disburse for the benefit of the Last Holder (as defined in Section 307) of each Bond which was outstanding at the time of the Event of Taxability but which was not outstanding at the time of such redemption, an amount equal to the interest payable on each such Bond for each year or any part thereof, which shall have elapsed from the occurrence of the Event of Taxability), to and through the date of maturity of each such Bond or through the date of redemption of each such Bond.

         The Bonds, if not redeemed before September 1, 1989, in connection with the exercise of the options referred to in Section 7.2 or 11.1 of the Agreement or by mandatory redemption pursuant to the obligation referred to in Sections 10.8 and. 12.1 of the Agreement, are subject to redemption prior to maturity by the County on any interest payment date on or after September 1, 1989, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth in the table below plus accrued interest thereon to the redemption date.

          Dates of Redemption                      Redemption
             (inclusive)                             Prices
          -------------------                      ----------

     September 1, 1989                              103-1/2%
     March 1, 1990 through September 1, 1991        103
     March 1, 1992 through September 1, 1993        102-1/2
     March 1, 1994 through September 1, 1995        102
     March 1, 1996 through September 1, 1997        101-1/2
     March 1, 1998 through September 1, 1998        101
     March 1, 1999 and thereafter                   100

         In addition, the Bonds are subject to mandatory sinking fund redemption prior to maturity on the dates, in the amounts and at the prices provided in
Section 305.

         Section 302. NOTICE OF REDEMPTION. If all of the Bonds to be redeemed (in whole or in part) are registered Bonds without coupons or coupon Bonds registered as to principal (other than to bearer), notice of redemption shall be given by first class mail, postage prepaid, mailed not less than thirty (30) days nor more than sixty (60) days prior to the redemption date to each registered owner of the Bonds or portions thereof to be redeemed at the last address shown on the registration books kept by the Trustee. In all other cases notice of the call for redemption identifying the Bonds, or portions thereof, to be redeemed shall be given by publication at least once in a newspaper or financial journal of general circulation among dealers in municipal securities in The City of New York, New York, which notice shall be published not less than thirty (30) nor more than sixty (60) days prior to the redemption date. If notice by publication shall be required, notice shall also be mailed as aforesaid to the registered owner of each Bond to be redeemed in whole or in part, but if notice is published as aforesaid, neither failure to give notice by mail nor defect in any notice so mailed shall affect the validity of the proceeding for redemption.

         At least one (1) business day prior to the redemption date, sufficient moneys shall be deposited in the Bond Fund to pay the principal amount of the Bonds called for redemption and accrued interest thereon to the redemption date and the redemption premium, if any. Bonds or portions thereof thus called and provided for as hereinabove specified shall not bear interest after the redemption date and shall not be considered to be outstanding or to have any other rights under the Indenture other than the right to receive payment.

         If, because of the temporary or permanent suspension of the publication or general circulation of any newspaper or financial journal or for any other reason, it is impossible or impractical to publish such notice of call for redemption in the manner hereinabove provided, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of notice.

         In the case of any partial redemption of registered Bonds without coupons pursuant to Section 306, upon notice of intention to effect any such partial redemption, the owner of any registered Bond without coupons subject to such a partial redemption shall forthwith surrender such Bond to the Trustee
(1) for payment of the redemption price (including the redemption premium (if any) and interest to the date fixed for redemption) of the portion thereof called for redemption. and (2) (i) for appropriate endorsement thereon to reflect such redemption, or (ii) in exchange for the unredeemed balance, at the option of the registered owner, for either coupon Bonds or registered Bonds without coupons in any authorized denominations in the aggregate principal amount of the unredeemed balance of the principal amount of such registered Bond without coupons. A new Bond or Bonds representing the unredeemed balance of the principal amount of such registered Bond without coupons shall be issued to the registered owner thereof without charge therefor.

         Section 303. CANCELLATION. All Bonds and coupons which have been surrendered for the purpose of payment (including Bonds which have been redeemed prior to maturity and unmatured coupons appertaining thereto) shall be cancelled and cremated or otherwise destroyed by the Trustee and shall not be reissued and a certificate of cremation or destruction evidencing such cremation or destruction shall be furnished by the Trustee to the County and the Company.

         Section 304. UNPAID COUPONS. All unpaid coupons which appertain to Bonds called for redemption and which have become payable on or prior to the redemption date shall continue to be savable to the bearers severally and respectively upon the surrender of such coupons.

         Section 305. SINKING FUND. As and for a sinking fund for the retirement of the Bonds, the purchase price payments and other payments specified in Section 5.2 of the Agreement which are to be deposited in the Bond Fund on the first business day prior to September 1, 2000, and at least one (1) business day prior to each September 1 thereafter to and including September 1, 2004 (each day is hereinafter referred to as a "sinking fund payment date"), shall include sufficient moneys to redeem (after credit as provided below) the following principal amounts of Bonds (the 2004 amount to be paid rather than redeemed):

         September 1 of the Year             Principal Amount
         -----------------------             ----------------

                 2000                           $1,000,000
                 2001                            1,000,000
                 2002                            1,000,000
                 2003                            1,000,000
                 2004                            1,800,000

         At its option, to be exercised (but only with the written consent of the Company) on or before the forty-fifth day next preceding any such sinking fund payment date, the County may (a) deliver to the Trustee for cancellation Bonds in any aggregate principal amount desired with all unmatured coupons (if any) attached or (b) receive a credit in respect of its sinking fund redemption obligation for any Bonds which prior to said date have been redeemed (otherwise than through the operation of the sinking fund) and -cancelled by the Trustee and not theretofore applied as a credit against any sinking fund redemption obligation. Each Bond so delivered or previously redeemed shall be credited by the Trustee at 100% of the principal amount thereof on the obligation of the County on such sinking fund redemption date, and any excess shall be credited on future sinking fund redemption obligations in chronological order, and the principal amount of such Bonds to be redeemed by operation of the sinking fund shall be accordingly reduced.

         The County will on or before the forty-fifth day next preceding each sinking fund redemption date furnish the Trustee and the company with its certificate indicating whether or not and to what extent the provisions of (a) and/or (b) of the preceding paragraph are to be availed of with respect to such sinking fund payment and confirm that moneys equal to the balance of such sinking fund payment will be paid at least one (1) business day prior to the next succeeding sinking fund payment date.

         The Trustee shall redeem, in the manner provided in Section 302 hereof, such an aggregate principal amount of the Bonds at 100% of the principal amount thereof plus accrued interest to the redemption date as will exhaust as nearly as practicable such cash sinking fund payment. Such redemption shall be pro rata as provided in Section 306.

         Section 306. PRO RATA REDEMPTION. With respect to any partial redemption of Bonds, the particular Bonds to be redeemed shall be selected by the Trustee, in the following manner:

                 (a) If none of such Bonds at the time outstanding are registered Bonds without coupons, the particular Bonds to be redeemed shall be determined by lot or otherwise in such manner as the Trustee in its discretion shall determine to be fair.

                 (b) If any of such Bonds at the time outstanding are registered Bonds without coupons, the Trustee,

                          (1) shall first prorate the principal amount of the Bonds to be redeemed between (x) registered Bonds without coupons, and (y) coupon Bonds (whether or not registered), in proportion to the respective principal amounts thereof at the time outstanding;

                          (2) shall then determine by lot or otherwise in such manner as the Trustee in its discretion shall determine to be fair the particular coupon Bonds (whether or not registered), which are to be redeemed and such Bonds shall be of the aggregate principal amount prorated to such Bonds pursuant to clause (y) of (b)(1) above:

                          (3) shall then prorate the aggregate financial amount of registered Bonds without coupons to be redeemed as determined pursuant to clause (x) of (b)(l) above, among all owners (for this purpose all registered Bonds without, coupons registered in the name of the same owner shall be aggregated and treated as a single Bond held by such owner) of such registered Bonds without coupons, in proportion to the principal amount of such Bonds registered in the name of each such owner, according to such method as the Trustee shall deem proper in its discretion, and shall then designate the particular registered Bonds without coupons, or portions thereof to be redeemed;

         provided, however, that in any such pro rating the Trustee shall, according to such method as it shall deem proper in its discretion, make such adjustments by increasing or decreasing by not more than 55,000 the amount which would be allocable on the basis of exact Proportion to coupon Bonds (whether or not registered) or to registered Bonds without coupons, or to any one or more owners of registered Bonds without coupons, as may be necessary to the end that the principal amount so pro rated shall be in each instance an integral multiple of $5.000. On each subsequent partial redemption of Bonds, the Trustee shall make such adjustments, to the extent practicable, as will equalize on a cumulative basis, the prorations as between coupon Bonds (whether or not registered) and registered Bonds without coupons, and among owners of registered Bonds without coupons.

         Section 307.  ADDITIONAL PAYMENTS UPON DETERMINATION OF TAXABILITY.
If the Bonds are called for redemption pursuant to Section 301 as a result of the Company being required to accelerate the purchase of the Project under the circumstances set forth in Sections 8.8 and 12.1 of the Agreement, the Trustee will hold, administer and disburse that part of the purchase price received by the Trustee from the Company relating to Bonds which were outstanding at the time of the Event of Taxability (as defined in Section 8.8 of the Agreement) but which were not outstanding at the redemption date, for the benefit of the Last Holders (as hereinafter defined) of such Bonds. The Trustee shall pay to the Last Holder of each such Bond an amount equal to the interest savable on each such Bond for each year, or any part thereof, which shall have elapsed from the occurrence of the Event of Taxability to and through the date of maturity of each such Bond or through the date of redemption of each such Bond. A "Last Holder" of a particular Bond is the Person who was the registered owner of such Bond on the date of maturity or the date of redemption thereof as evidenced by the registration books kept by the Trustee, as Bond Registrar or if such Bond was not so registered on the date of maturity or the date of redemption thereof the Person (if any) whose name and address shall appear on the list provided for by Section 409 as the last known holder of such Bond on the date of maturity or the date of redemption thereof. If the Last Holder of any such Bond cannot be ascertained by the Trustee in the manner aforesaid, then the aggregate amount of money held for the benefit of such Last Holder shall belong to and be repaid to the Company by the Trustee as an overpayment of the purchase price for the Project.

         Section 308. PAYMENT OF BONDS. Upon any redemption, whether at or prior to maturity, of all or any portion of any Bond. the holder thereof shall forthwith surrender such Bond to the Trustee, together with any unmatured coupons appertaining thereto. Payment of the applicable redemption price shall be made only upon surrender of such Bond, together with any unmatured coupons appertaining thereto. If, on the redemption date, sufficient moneys shall have been deposited with the Trustee to effect, such redemption in accordance with this Indenture, then all coupons for interest maturing subsequent to the redemption date with respect to any coupon Bond subject to redemption shall be void. With respect to any coupon Bond so called for redemption, all interest installments represented by coupons which shall have matured on or prior to the redemption date shall continue to be payable to the bearers of such coupons, and accrued and unpaid interest payable to the registered owner or bearer (as the case may be) to the date fixed for redemption of any coupon Bond shall not be deemed to include such interest installments represented by coupons which shall have matured on or prior to the redemption date.


                                  ARTICLE IV.

                               GENERAL AGREEMENTS

         Section 401. PAYMENT OF PRINCIPAL AND INTEREST. The County agrees that it will promptly pay the principal of and the interest on the Bonds at the place, on the dates and in the manner provided herein and in the Bonds and in the coupons (if any) appertaining thereto according to the true intent and meaning hereof and thereof. The principal and interest are payable solely from purchase price payments and other payments received from the Company under the Agreement together with all other revenues arising out of or in connection with the County's ownership of the Project, which purchase price payments, other payments and revenues are hereby specifically pledged to the payment of the principal and interest in the manner and to the extent herein specified. Any proceeds which arise upon the foreclosure of the Indenture or with respect to any disposition of the County's security interests in the Agreement, the purchase price payments, other payments and revenues derived therefrom and the Project Equipment shall, for all purposes of this Indenture and the Bonds, be deemed to be purchase price payments,other payments and revenues arising out or in connection with the County's ownership of the Project. The Bonds and the interest thereon shall not be deemed to constitute a debt or a general obligation of the State or of the County and the Bonds do not directly, indirectly or contingently obligate the State or the County to levy or to pledge any form of taxation whatever for the payment of the principal of or the interest on the Bonds. The principal of and interest on the Bonds are payable solely from the Bond Fund and specifically from the special account established therein pursuant to Section 502.

         Section 402. PERFORMANCE OF AGREEMENTS; COUNTY. The County agrees that it will faithfully perform at all times any and all agreements, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond, and in all proceedings of the County pertaining thereto. The County agrees that it is authorized under the Constitution and laws of the State to issue the Bonds and to execute, deliver and perform this Indenture, to mortgage the Project Land and to pledge and to grant the security interest herein created in the purchase price payments and other payments received from the Company under the Agreement together with all other revenues arising out of or in connection with its ownership of the Project in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution, delivery and performance of this Indenture has been effectively taken, and that the Bonds are and will be valid and enforceable limited obligations of the County according to the import thereof.

         Section 403. OWNERSHIP; INSTRUMENTS OF FURTHER ASSURANCE. The County agrees that it lawfully owns and possesses the Project Land, that it has good and marketable fee simple title therein and thereto and that it holds and owns the Project Equipment and that it has or will acquire good and marketable title thereto (subject, however, to Permitted Encumbrances as defined in the Agreement) and that it will defend said title therein and thereto and every part thereof to the Trustee, and its respective successors and assigns, for the benefit of the bondholders against the claims and demands of all Persons whomsoever. The County agrees that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better giving, granting, pledging, assigning, conveying, mortgaging, transferring, assuring and confirming unto the Trustee all and singular the property herein described and the purchase price payments, other payments and revenues pledged hereby to the payment of the principal of and the interest on the Bonds. The County agrees that, except as herein and in the Agreement provided, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Project.

         Section 404. PAYMENT OF TAXES, CHARGES, ETC. Pursuant to the provisions of Section 6.3 of the Agreement, the Company has agreed pay all lawful taxes, assessments and charges at any time levied or assessed upon or against the Project, or any part thereof, which might impair or prejudice the lien and security interest of this Indenture; provided, however, that nothing contained in this Section shall require the payment of any such taxes, assessments or charges if the same are not required to be paid under the provisions of Section 6.3 of the Agreement.

         Section 405.  MAINTENANCE AND REPAIR.  Pursuant to the provisions of
Section 6.1 of the Agreement, the Company has agreed at its own expense to cause the Project to be maintained, preserved and kept in good condition, repair and working order, and that it will, from time to time, cause to be made all needed repairs so that the Project shall at all times be kept in good and tenantable condition and repair, and that the Company may, at its own expense, make, from time to time, additions, modifications and improvements to the Project under the terms and conditions set forth in Section 6.1 of the Agreement.

         Section 406. RECORDATION OF THE AGREEMENT, INDENTURE AND FINANCING STATEMENTS. The County agrees that it will cause the Agreement, this Indenture and all supplements thereto and hereto, as well as all other instruments as may be required by law from time to time, to be kept recorded and filed in such manner and in such places as may be required by law in order to protect and preserve fully the interest of the bondholders in the property conveyed thereunder and the rights, privileges and options of the Trustee thereunder. Financing Statements covering the securing interests created with respect to the Project Equipment, the Agreement and all purchase price payments and other payments to be received by the County under the Agreement and all other revenues arising out of or in connection with the County's ownership of the Project and meeting the requirements of the U.C.C. shall be filed in the manner and places required by the U.C.C. The Trustee covenants that it will cause all necessary Financing Statements, amendments thereto, continuation statements and instruments of a similar character to be recorded and filed in such manner and in such places as may be required by law in order to preserve and protect fully the security of the holders and owners of the Bonds and the bearers of the coupons appertaining thereto and the rights of the Trustee hereunder.

         Section 407. INSPECTION OF PROJECT BOOKS. The County agrees that all books and documents in its possession relating to the Project and the purchase price payments, other payments and revenues arising out of or in connection with the Project shall at all times be open to inspection by such accountants or other agents as the Trustee may, from time to time, designate.

         Section 408. PRIORITY OF PLEDGE AND SECURITY INTEREST. The pledge herein made of the purchase price payments and other payments received from the Company under the Agreement together with all other revenues arising out of or in connection with the County's ownership of the Project and the security interest created herein with respect thereto is a first and prior pledge thereof and a security interest therein and shall not be impaired directly or indirectly by the County or the Trustee, and neither such purchase price payments, other payments and revenues nor the Project nor the Countries interest in the Agreement shall otherwise be pledged, and no Persons shall have any rights with respect thereto except as provided herein and in the Agreement.

         Section 409. LIST OF BONDHOLDERS. To the extent that such information shall be known to the Trustee under the terms of this Section, it will keep on file at its principal office a list of names and addresses of the last known holders of all coupon Bonds and all Bonds which are payable to bearer and believed to be held by each of such last known holders. Any bondholder may request that his name and address be placed on said list by filing a written request with the Trustee, which request shall include a statement of the principal amount of Bonds held by such holder and the numbers of such Bonds. The Trustee shall be under no responsibility with regard to the accuracy of said list. At reasonable times and under reasonable regulations established by the Trustee, said list may be inspected and copied by the Company or by bondholders (or a designated representative thereof) of twenty-five per centum (25%) or more in principal amount of the Bonds, such ownership and the authority of any such designated representative to be evidenced to the satisfaction of the Trustee.

         Section 41 0. RIGHTS UNDER AGREEMENT. The Agreement sets forth the respective obligations of the County and the Company relating to the sale of the Project, including a provision that subsequent to the initial issuance of the Bonds and prior to payment in full thereof, the Agreement may not be effectively amended, changed, modified, altered or terminated (other than as provided therein) without the written consent of the Trustee. Reference is hereby made to the Agreement for a detailed statement of the obligations of the Company thereunder, and the County agrees that the Trustee in its own name or in the name of the County may enforce all rights of the County and all obligations of the Company under and pursuant to the Agreement for and on behalf of the bondholders, whether or not the County is in default hereunder.

         Section 411. COUNTY'S ELECTION TO ISSUE BONDS PURSUANT TO SECTION 103(b)(6)(D) OF THE CODE. Prior to the issuance and delivery of the Bonds, the County will have made all necessary filings to effect an election with respect to the Bonds under Section 103(b)(6)(D) of the Code.


                                   ARTICLE V.

                               REVENUES AND FUNDS

         Section 501. SOURCE OF PAYMENT OF BONDS. The obligation of the County to pay the principal of and the interest on the Bonds is not a general obligation of the County but is a limited obligation payable solely from the purchase price payments and other payments received from the Company under the Agreement together with all other revenues arising out of or in connection with the County's ownership of the Project and as authorized and provided herein. Reference to Section 401 is made as to the characterization of any proceeds which might arise upon the foreclosure of the Indenture or the disposition of the security interests in the Agreement, the purchase price payments, other payments and revenues derived therefrom or the Project Equipment.

         The Project is to be sold pursuant to the Agreement and the purchase price payments and other payments provided for in Section 5.2 of the Agreement are to be remitted directly to the Trustee for the benefit of the bondholders and are to be deposited in the Bond Fund. Said purchase price payments and other payments are sufficient in amount and become due in a timely manner so as to insure the prompt payment of the principal of and interest on the Bonds.

         Section 502. CREATION OF THE BOND FUND. There is hereby created by the County and ordered established with the Trustee a trust fund to be designated "Taylor County, Florida Industrial Development Revenue Bond Fund -- CPG Products Corp. Project, Series 1979", which shall be used to pay the principal of and the interest on the Bonds. There shall be established as trust accounts within the Bond Fund a general account and a special account. Any reference in this Indenture to "Bond Fund" without further qualification or explanation shall constitute a reference to said general account.

         Section 503. PAYMENTS INTO THE BOND FUND. There shall be paid into the Bond Fund all accrued interest (if any) derived from the sale of the Bonds. In addition, there shall be paid into the Bond Fund, as and when received,

                 (a) any amount remaining in the Construction Fund to the extent provided in Section 4.3(k) of the Agreement,

                 (b) all purchase price payments and other payment specified in Section 5.2 of the Agreement,

                 (c)  all moneys required to be so deposited pursuant to
         Section 302,

                 (d) all other moneys received by the Trustee under and pursuant to any of the provisions of the Agreement or this Indenture which are required or which are accompanied by directions that such moneys are to be paid, into the Bond Fund, and

                 (e)  moneys, if any, received pursuant to the Guaranty.

         The County agrees that so long as any of the Bonds are outstanding it will pay, or cause to be paid, into the Bond Fund from the sources of payment described in Section 501 sufficient moneys to Day promptly the principal of and the interest on the Bonds as the same become due and payable. If there occurs an event of default under the Agreement or this Indenture resulting in the right of possession of the Project being returned to the County, the County will fully cooperate with the Trustee and with the bondholders to the end of fully protecting the rights and security of the bondholders. Nothing herein shall be construed as requiring the County to operate the Project or to use any funds from any source to pay the principal of and the interest on the Bonds or to pay the costs of maintaining and insuring the Project other than purchase price payments, other payments and revenues arising out of or in connection with its ownership of the Project.

         Section 504.  USE OF MONEYS IN THE BOND FUND.

         (a) Moneys in the Bond Fund shall be used solely for the payment of the principal of and interest on the Bonds. No part of the purchase price payments, other payments and revenues under the Agreement required to be paid into the Bond Fund (excluding prepayments under Section 9.5 of the Agreement and amounts paid in connection with the sinking fund requirements of Section
305) shall be used to redeem prior to maturity, a portion of the Bonds; provided, that whenever the moneys held in the Bond Fund (in the general account and the special account) from any source whatsoever are sufficient to redeem all of the Bonds and to pay interest to accrue thereon prior to such redemption, the County agrees to take and cause to be taken the necessary steps to redeem all of the Bonds on the next succeeding redemption date for which the required redemption notice can be given, and, provided, further that any moneys in the Bond Fund other than purchase price payments, other payments and revenues may be used to redeem a portion of the Bonds so long as the Company has paid all required purchase price payments, other payments and revenues under the Agreement.

         (b) At the maturity date or redemption date prior to maturity of each Bond and at the due date of each installment of interest on each Bond, the Trustee shall transfer from the general account in the Bond Fund to the Special account in the Bond Fund sufficient moneys to pay all principal of and the Interest (if any) then due and payable with respect to each such Bond. Moneys so transferred into said special account shall not thereafter be invested in any manner but shall be held by the Trustee without liability on the part of the Trustee or the County for interest thereon until actually paid out for the purposes intended.

         The County hereby authorizes and directs the Trustee to withdraw, from time to time, sufficient moneys from the special account in the Bond Fund to pay the principal of and the interest on the Bonds as the same become due and payable, which authorization and direction the Trustee hereby accepts.

         Section 505. CUSTODY OF THE BOND FUND. The Bond Fund shall be held by the Trustee as a trust fund for the benefit of the bondholders. The general account and the special account established in the Bond Fund shall also constitute trust accounts.

         Section 506. NON-PRESENTMENT OF BONDS OR COUPONS. If any Bond shall not be presented for payment when the principal thereof or any portion of the principal thereof becomes due either at maturity or at the redemption date, or if any coupon shall not be presented for payment at the due date thereof, provided moneys sufficient to pay such Bond or portion thereof or such coupon shall have been made available to the Trustee and are held in the appropriate account in the Bond Fund for the benefit of the holder thereof, all liability of the County to the holder thereof for the payment of such Bond or portion thereof or such coupon, as the case may be, shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such moneys in said special account, without liability for interest thereon, for the benefit of the holder of such Bond. or the holder of such coupon, as the case may be, who shall thereafter be restricted exclusively to moneys held in said special account. for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond or portion thereof or such coupon, subject to any requirements imposed by law as may be applicable to such Bond or coupon.

         Section 507. TRUSTEE'S AND PAYING AGENT'S FEES, CHARGES AND EXPENSES. Pursuant to the terms of the Agreement, the Company has agreed to pay directly to the Trustee, commencing with the Completion Date (as defined in the Agreement) and continuing until the principal of and interest on the Bonds shall have been paid in full: (i) an amount equal to the annual fee of the Trustee for its Ordinary Services rendered and its Ordinary Services incurred hereunder, (ii) the reasonable fees and charges of the for acting as paving agent and as Bond Registrar, and the reasonable fees of Trustee's Counsel, as and when the same become due, and (iii) the reasonable fees and charges of the Trustee for Extraordinary Services rendered by it and Extraordinary Expenses incurred by it hereunder, as and when the same become due. It is further understood and agreed that the initial or acceptance fee of the Trustee and the fees, charges and expenses of the Trustee referred to in the preceding sentence which become due prior to the time the Company becomes obligated to pay the same, will be paid to the Trustee from the Construction Fund, as and when the same shall become due. As specified in Section 5.2 of the Agreement, the Company may contest in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any of the fees and charges referred to herein.

         Section 508. MONEYS TO BE HELD IN TRUST. All moneys paid over to the Trustee for the account of the Bond Fund (to be held in the general account or the special account therein) under any provision hereof shall be held in trust by the Trustee for the benefit of the holders of the Bonds and coupons (if any) entitled to be paid therefrom.

         Section 509. INSURANCE AND CONDEMNATION PROCEEDS. Reference is hereby made to the Agreement whereunder it is provided that under certain circumstances the respective net proceeds of insurance and condemnation awards are to be paid to the Trustee and deposited in separate trust accounts (but not in the Bond Fund) and to be disbursed and paid out as therein provided. The Trustee hereby accepts and agrees to perform the duties and obligations as therein specified.

         Section 510. REPAYMENT TO THE COMPANY FROM THE BOND FUND. (a) Any moneys remaining in the general account in the Bond Fund after payment in full of all Bonds and coupons (if any) (taking into account Section 902), the fees, charges and expenses of the Trustee, the paving agent(s) and the Bond Registrar which have accrued and which will accrue and all other items required to be paid hereunder (other than items payable from the special account in the Bond
Fund) shall be paid to the Company upon the expiration or sooner termination of the term of the Agreement as provided in Article XIII of the Agreement.

         (b) Any moneys held by the Trustee in the special account in the Bond Fund shall be retained by the Trustee for the payment or redemptions of Bonds and coupons (if any) not yet presented for payment or redemption. If, through lapse of time or otherwise, the holders of certain Bonds or certain coupons shall no longer be entitled to enforce payment of such obligations, then. it shall be the duty of the Trustee forthwith to return to the Company all moneys held by the Trustee in said special account, subject to any other requirements of law as may be applicable to such funds.


                                  ARTICLE VI.

                  CUSTODY AND APPLICATION OF PROCEEDS OF BONDS

         Section 601. DISPOSITION OF ACCRUED INTEREST. Upon the issuance and delivery of the Bonds, there shall be paid into the Bond Fund all accrued interest (if any) derived from the sale of the Bonds.

         Section 602. CONSTRUCTION FUND, DISBURSEMENTS. There is hereby created by the County and ordered established with the Trustee a trust fund to be designated "Taylor County, Florida Construction Fund -- CPG Products Corp. Project, Series 1979." The balance of the proceeds derived from the sale of the Bonds remaining after making the deduction provides. for in Section 601 shall be paid into the Construction Fund. Moneys in the Construction Fund shall be disbursed in accordance with the provisions of the Agreement, and particularly Section 4.3 thereof.

         The County agrees to take promptly all necessary and appropriate action in approving and ordering all such disbursements. The Trustee is hereby authorized and directed to issue its checks for each disbursement required by the aforesaid provisions of the Agreement, and the Trustee shall be relieved of all liability with respect to making disbursements in accordance with the provisions of Section 4.3 of the Agreement.

         The Trustee shall maintain adequate records pertaining to the Construction Fund and all disbursements therefrom, and after the Project, has been completed and a certificate of payment of all costs filed as provided in
Section 603, the Trustee shall file an accounting thereof with the County and with the Company.

         Section 603. COMPLETION OF THE PROJECT. The completion of the Project and the payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee of (i) the certificate of the Project Supervisor required by Section 4.5 of the Agreement, and (ii) a certificate signed by the Authorized County Representative and the Authorized Company Representative (designated pursuant to the terms of the Agreement), which certificate shall state that all costs and expenses in connection with the Project and payable out of the Construction Fund have been paid except for costs and expenses not then due and payable with respect to which funds are being retained in the Construction Fund with the approval of the Company and the County for the payment of the same. As soon as practicable, and in any event not later than sixty (60) days from the date of the certificate referred to in subsection (ii) of the preceding sentence, any moneys remaining in the Construction Fund (other than moneys retained to pay costs and expenses not then due and payable) shall, without further authorization (but subject to the fulfillment of the conditions specified in Section 4.3(k) of the Agreement relating to the transfer of moneys from the Construction Fund to the Bond
Fund), be deposited by the Trustee into the Bond Fund with written advice to the County and the Company of such action unless the Company shall have directed the Trustee to purchase Bonds for the purpose of cancellation in accordance with Section 4.3(k) of the Agreement.

                                  ARTICLE VII.

                                  INVESTMENTS


         Section 701. CONSTRUCTION FUND INVESTMENTS. Moneys held in the Construction Fund or in any other trust fund or account held by the Trustee hereunder (except the Bond Fund or an account in the Bond Fund) shall be invested and reinvested by the Trustee in accordance with the treatment prescribed for Construction Fund moneys in Section 4.9 of the Agreement. Such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Construction Fund or other pertinent trust fund, and the interest accruing thereon and any profit resulting therefrom shall be credited to the Construction Fund or other pertinent trust fund, and any loss resulting therefrom shall be charged to the Construction Fund or other pertinent trust fund. The Trustee is directed to sell and convert to cash a sufficient amount of such investments whenever th cash held in the Construction Fund or other pertinent trust fund is insufficient to pay a requisition when presented or to otherwise make a timely disbursement required to be made therefrom.

         Section 702. BOND FUND INVESTMENTS. Moneys held in the Bond Fund (other than moneys held in the special account in the Bond Fund referred to in Section 5.02) shall be invested and reinvested by the Trustee in accordance with the treatment prescribed for Construction Fund moneys in Section 4.9 of the Agreement. Such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Bond Fund, and the interest accruing thereon and any profit realized therefrom shall be credited to the Bond Fund, and any loss resulting therefrom shall be charged to the Bond Fund. The Trustee is directed to sell and convert to cash a sufficient amount of such investments in the Bond Fund whenever the cash held in the Bond Fund is insufficient to provide for the payment of the principal of (whether at the maturity date or redemption date prior to maturity) and the interest on the Bonds as the same become due and payable. Any interest or gain received from such investments shall be credited to and held in the Bond Fund and any loss from such investments shall be charged against the Bond Fund and paid by the Company.


                                 ARTICLE VIII.

                      POSSESSION, USE AND PARTIAL RELEASE
                   OF PROPERTY FORMING A PART OF THE PROJECT

         Section 801. SUBORDINATION TO RIGHTS OF THE COMPANY. So long as there exists no event of default under the Agreement, this Indenture and the rights, options and privileges hereunder and thereunder of the Trustee and the bondholders are specifically made subject and.

subordinate to the rights, options and privileges of the Company set forth in the Agreement. So long as not otherwise provided in this Indenture, the Company shall be suffered and permitted to possess, use and enjoy the Project and its appurtenances so as to carry out its obligations under the Agreement.

         Section 802. RELEASE OF CERTAIN LAND. Reference is made to, the provisions of the Agreement, including, without limitation, Section 11.3 thereof, wherein the County and the Company have reserved the right to withdraw certain portions of the Project Land from the Agreement and this Indenture upon compliance with the terms and conditions of the Agreement. The Trustee shall release from the Agreement and the lien of this Indenture any such land and from this Indenture all rights to and liens on the purchase price payments, other payments and revenues derived from such released land upon compliance with the provisions of the Agreement. The Trustee is hereby authorized and directed to execute and record, or cause to be executed and to be properly recorded. any and all instruments reasonably requested by the Company to effectuate a release from the Agreement and this Indenture of the Project Land and to terminate any security interest or other lien with respect thereto.

         Section 803. RELEASE OF PROJECT EQUIPMENT. Reference is made to the provisions of the Agreement, including, without limitation. Section 6.2 thereof, wherein the Company has reserved the right to withdraw certain items of Project Equipment (as defined in the Agreement) from the Agreement and this Indenture upon compliance with the terms and conditions of the Agreement. The Trustee shall at the request of the County or the Company confirm that any such withdrawn items are no longer subject to the Agreement and this Indenture and the security interest created with respect thereto and that all rights to and liens on the purchase price payments, other payments and revenues derived from such withdrawn items hereunder shall be relinquished upon compliance with the provisions of the Agreement. The Trustee is hereby authorized and directed to execute and record or cause to be executed and properly recorded any and all instruments reasonably requested by the Company to effectuate a release from the Agreement and this Indenture of the Project Equipment and to terminate any security interest with respect thereto.

         Section 804. GRANTING OF EASEMENTS. Reference is made to the Provisions of the Agreement, including, without limitation, Section 8.6 thereof, wherein the Company has reserved the right to grant or release easements and take other action upon compliance with the terms and conditions of the Agreement. The Trustee shall confirm in writing any action taken by the Company under said Section 8.6 upon compliance with the provisions of the Agreement.


                                  ARTICLE IX.

                               DISCHARGE OF LIEN

         Section 901. DISCHARGE OF LIEN AND SECURITY INTERESTS. If the County shall pay or cause to be paid the principal of and interest on the Bonds at the times and in the manner stipulated therein and herein, and if the County shall keep, perform and observe all and singular the agreements in the Bonds and herein expressed as to be kept, performed and observed by it or on its part, then the lien hereof, these presents and the Mortgage Property and the security interests shall cease, determine and be void, and thereupon the Trustee shall cancel and discharge this Indenture and the security interests, and execute and deliver to the County such instruments in writing as shall be required to cancel and discharge this Indenture, and the security interests, and reconvey to the County the Mortgaged Property, and assign and deliver to the County so much of the Mortgaged Property as may be in its possession or subject to its control, except for moneys and Government Obligations held in the special account in the Bond Fund for the purpose of paying Bonds and coupons (if any) which have not yet been presented for payment and moneys and obligations in the Bond Fund required to be paid to the Company pursuant to Section 510.

         Section 902. PROVISION FOR PAYMENT OF BONDS. Bonds and coupons shall be deemed to have been paid within the meaning of Section 901:

                 (a) if the Trustee shall hold in the Special account in the Bond Fund sufficient moneys, or

                 (b) if the Trustee shall hold in the special account in the Bond Fund Government Obligations of such maturities and interest payment dates and bearing such interest as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings thereon (said earnings to be held in trust also), be sufficient together with any moneys referred to in subsection (a) above, for the payment at their respective maturities or redemption dates prior to maturity, of the principal thereof, together with the redemption premium, if any, and the interest to accrue thereon to such maturity or redemption dates, as the case may be; provided that if any Bonds referred to in this Section are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee.

         Limitations elsewhere specified herein regarding the investment of money's held by the Trustee in the special account in the Bond Fund shall not be construed to prevent the depositing and holding in said special account of the obligations described in the preceding paragraph for the purpose of def easing the lien of this Indenture as to Bonds and Coupons (if any) which have not yet become due and payable.

                                   ARTICLE X.

                   DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE
                                AND BONDHOLDERS

         Section 1001. DEFAULTS; EVENTS OF DEFAULT. If any of the following events occurs, subject to the terms of Section 1013, it is hereby defined as and declared to be and to constitute an "event of default" hereunder:

                 (a) default in the due and punctual payment of any interest on any Bond; or

                 (b) default in the due and punctual payment of the principal of any Bond, whether at the maturity date or redemption date prior to maturity (including mandatory sinking fund redemption pursuant to Section 305), or upon maturity thereof by declaration: or

                 (c) default in the performance or observance of any other of the agreements or conditions on the part of the County herein or in the Bonds contained; or

                 (d) the occurrence of an "event of default" under the Agreement as provided in Section 10.1 thereof: or

                 (e) the occurrence of an "event of default" under the Guaranty as provided in Section 5.1 thereof.

         Section 1002. ACCELERATION. Upon the occurrence of an event of default, the Trustee may, and upon the written request of the holders of not less than twenty-five per centum (25%) in principal amount of Bonds shall, by notice in writing delivered to the County, declare the principal of all Bonds and the interest accrued thereon to the date of such acceleration immediately due and payable, and the same shall thereupon become and be immediately due and payable.

         Section 1003. FORECLOSURE. Upon the occurrence of an event of default, it shall be lawful for the Trustee to foreclose the lien on the Project created and vested in its Indenture by proceeding in equity in accordance with the laws of the State. The Trustee or the holder or holders of any of the Bonds then outstanding are authorized to purchase the Project at any such foreclosure sale.

         Section 1004. OTHER REMEDIES. Upon the occurrence of an event of default, the Trustee shall have the power to proceed with any right or remedy granted by the Constitution and laws of the State, as it may deem best, including any suit, action or special proceeding in equity or at law for the specific performance of any agreement contained herein or for the enforcement of any proper legal or equitable remedy as the Trustee shall deem most effectual to protect the rights aforesaid, insofar as such may be authorized by law, and the right to the appointment, as a matter of right and without regard to the sufficiency of the security afforded by the Mortgaged Property, of a receiver for all or any part of the Mortgaged Property and the purchase price payments, other payments and revenues thereof; the rights herein specified are to be cumulative to all other available rights, remedies or powers and shall not exclude any such rights, remedies or powers. Without intending to limit the foregoing rights, remedies and powers by virtue of such specification, the Trustee is authorized to exercise any and all rights available from time to time under the U.C.C., including the right to assign further the County's right, title and interest in the Agreement to a third party.

         Section 1005. RIGHTS OF BONDHOLDERS. Upon the occurrence of an event of default and if requested so to do by the holders of twenty-five per centum (25%) in principal amount of Bonds and indemnified as provided in Section 1101 hereof, the Trustee shall be obligated to exercise such one or more of the rights and remedies conferred by this Article as the Trustee. being advised by Counsel, shall deem most expedient in the interests of the bondholders.

         No right or remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the bondholders) is intended to be exclusive of any other right or remedy, but each and every such right and remedy shall be cumulative and shall be in addition to any other right or remedy given to the Trustee or to the bondholders or now or hereafter existing at law, in equity or by statute.

         No delay or omission to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or shall be construed to be a waiver of any such event of default or acquiescence therein; and every such right and remedy may be exercised from time to time and as often as may be deemed expedient.

         No waiver of any event of default hereunder, whether by the Trustee or by the bondholders, shall extend to or shall affect any subsequent event of default or shall impair any rights or remedies consequent thereon.

         Section 1006. RIGHT OF BONDHOLDERS TO DIRECT PROCEEDINGS. Anything herein to the contrary notwithstanding, the holders of a majority in principal amount of Bonds shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions hereof, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions hereof and of law.

         Section 1007. APPOINTMENT OF RECEIVERS. Upon the occurrence of an event of default and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights and remedies of the Trustee and of the bondholders hereunder, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Project and of the purchase price payments, other payments and revenues thereof and therefrom, pending such proceedings, with such powers as the court making such appointment shall confer.

         Section 1008. FORECLOSURE OF INDENTURE. Upon the occurrence of an event of default, to the extent that such rights may then lawfully be waived, neither the County, nor anyone claiming through or under it, shall set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this indenture or the foreclosure of this Indenture, but the County, for itself and all who may claim through or under it, hereby waives, to the extent that they lawfully may do so, the benefit of all such laws and all right of appraisement and redemption to which it may be entitled under the laws of the State; provided, however, any deficiency remaining subsequent to foreclosure shall not constitute an obligation of the County but shall be payable solely from the moneys, revenues and receipts pledged under this Indenture.

         Section 1009. APPLICATION OF MONEYS. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, be deposited in the Bond Fund and all moneys in the Bond Fund shall be applied as follows:

                 (a) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

                          first - to the payment to the Persons entitled
                 thereto of all installments of interest then due on the Bonds (other than installments of interest on Bonds with respect to the payment of which moneys and/or Government Obligations are set aside in the special account in the Bond Fund), in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the Persons entitled thereto, without any discrimination or privilege; and

                          second - to the payment to the Persons entitled
                 thereto of the unpaid principal of any of the Bonds which shall have become due (other than principal of Bonds with respect to the payment of which moneys and/or Government Obligations are set aside in the special account in the Bond
                 Fund), in the order of their due dates, with interest on such Bonds from the respective dates upon which they become due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the Persons entitled thereto, without any discrimination or privilege.

                 (b) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and the interest then due and unpaid upon the Bonds (other than principal of and interest on Bonds with respect to the payment of which moneys and/or Government Obligations are set aside in the special account in the Bond Fund), without preference or priority of principal over interest or of interest over principal, or of any installment of interest over principal, or of any installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the Persons entitled thereto without any discrimination or privilege.

                 (c) If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all the Bonds shall late, become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of Paragraph (a) of this Section.

         Whenever moneys are to be applied pursuant to the provisions of this Section, such money shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an interest payment date unless it, shall deem another date more suitable) upon which such application is to be made, and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date and shall not be required to make payment to the holder of any matured coupon or any Bond until such coupon or such Bond and all unmatured coupons, if any, appertaining to such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if paid in full.

         Whenever ail Bonds and interest thereon have been paid under the provisions of this Section and all expenses and charges of the Trustee have been paid, any balance remaining in the two accounts in the Bond Fund shall be paid to the Company as provided in Section 510.

         Section 1010. RIGHTS AND REMEDIES VESTED IN TRUSTEE. All rights and remedies of action (including the right to file proof of claims) hereunder or under any of the Bonds or coupons may be enforced by the Trustee without the possession of any of the Bonds or coupons or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds or coupons, and any recovery of judgment shall be for the equal benefit of the holders of the Bonds and coupons (if any).

         Section 1011.  RIGHTS AND REMEDIES OF BONDHOLDERS.   No holder of any
Bond or coupon shall have any right to institute any suit, action or proceeding in equity of at law for the enforcement hereof, for the execution of any trust hereof or for the appointment of a receiver or to enforce any other right or remedy hereunder, unless a default has occurred of which the Trustee has been notified as provided in subsection (g) of Section 1101, or of which by said subsection it is deemed to have notice, nor unless also such default shall have become an event of default and the holders of twenty-five per centum (25%) in principal amount of Bonds shall have made written request to the Trustee and shall have offered reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also such bondholders have offered to the Trustee indemnity as provided in Section 1101, nor unless also the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name. Such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts hereof, and to any action or cause of action for the enforcement hereof, or for the appointment of a receiver or for any other right or remedy hereunder, it being understood and intended that no one or more holders of the Bonds or coupons shall have any right in any manner whatsoever to affect, disturb or prejudice the lien hereof by its action or to enforce any right or remedy hereunder except in the manner herein provided, and that all proceedings at law or in ecruitv shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the holders of all Bonds. Nothing herein contained shall, however, affect or impair the right of any bondholder to enforce the payment of the principal of and the interest on any Bond at and after the maturity thereof, or the obligation of the County to pay the principal of and the interest on each of the Bonds issued hereunder to the respective holders thereof at the time, place, from the source and in the manner expressed in the Bonds.

         Section 1012. TERMINATION OF PROCEEDINGS. If the Trustee shall have proceeded to enforce any right or remedy hereunder by the appointment of a receiver, by entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the County and the Trustee shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

         Section 1013. WAIVERS OF EVENTS OF DEFAULT. The Trustee may in its discretion waive any event of default hereunder and its consequences and rescind any declaration of maturity of principal and shall do so upon the written request of the holders of (1) a majority in principal amount of all Bonds in respect of which a default as to the payment of principal and/or interest exists, or (2) a majority in principal amount of all Bonds in the case of any other event of default; provided, however, that there shall not be waived (a) any event of default pertaining to the payment of the principal of any Bond at its maturity date or redemption date prior to maturity (including any mandatory sinking fund redemption date) or (b) any event of default pertaining to the payment when due of the interest on any Bond, unless prior to such waiver or rescission, all arrears of principal (due otherwise than by declaration) and interest. with interest (to the extent permitted by law) at the rate borne by the Bonds in respect of which such event of default shall have occurred on overdue installments of interest, and all arrears of payments of principal when due, as the case may be, and all expenses of the Trustee in connection with such event of default, shall have been paid or provided for, and in case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such event of default shall have been discontinued or abandoned or determined adversely, then and in every such case the County, Trustee and the bondholders shall be restored to their former positions and rights hereunder, respectively, but no such waiver or rescission shall extend to any subsequent or other event of default, or impair any right consequent thereon.

         Section 1014. NOTICE OF DEFAULTS; OPPORTUNITY OF THE COUNTY AND COMPANY TO CURE DEFAULTS. No default specified in Section 1001(c) shall constitute an even, of default hereunder until notice of such default by registered or certified mail shall be given by the Trustee to the County, the Company and the Guarantor, and the County shall have had thirty (30) days after receipt of such notice to correct said default or cause said default to be corrected and shall not have corrected said default or caused said default to be corrected within the applicable period; provided, further, that if a default specified in said Section 1001(c) be such that it can be corrected but not within the period specified, herein, it shall not constitute the basis of an event of default hereunder (i) if corrective action capable of remedying such default is instituted by the County within the applicable period and diligently pursued until the default is corrected, and (ii) if the County shall within the applicable period furnish to the Trustee a certificate executed as provided in
Section 1101(e) certifying that said default is such that it can be corrected but not within the applicable period and that corrective action capable of remedying such default has been instituted and is being diligently pursued and will be diligently pursued until the default is corrected. The County shall notify the Trustee by certificate executed as above when such default has been corrected. The Trustee shall be entitled to rely upon any such certificate given pursuant to this Section.

         With regard to any default concerning which notice is given to the Company or the County under the provisions of this Section, the County hereby grants to the Company full authority to perform any obligation the performance of which by the County is alleged in said notice to be in default, such performance by the Company to be in the name and stead of the County with full power to do any and all things and acts and with power of substitution.


                                  ARTICLE XI.

                                  THE TRUSTEE

         Section 1101. ACCEPTANCE OF THE TRUSTS. The Trustee hereby accepts the trusts imposed upon it hereby and agrees to perform said trusts as would an ordinarily prudent trustee under a corporate mortgage, but only upon and subject to the following express terms and conditions:

                 (a) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, shall be entitled to advice of Counsel concerning all matters of trusts hereof and the duties hereunder and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the County, the Company or the Guarantor), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

                 (b) Except as is specifically provided in Section 1114 with respect to the filing of continuation statements, the Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the authentication certificate of the Trustee endorsed on the Bonds), or for the recording or re-recording, filing or refiling of the Indenture or the Agreement, or for insuring the Mortgaged Property or any part of the Project or collecting any insurance moneys, or for the validity of the execution hereof by the County or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds, or for the value of or title in and to the Mortgaged Property or any part of the Project or otherwise as to the maintenance of the security hereof; except that if the Trustee enters into possession of a part or all of the Mortgaged Property pursuant to any provision hereof, it shall use due diligence in preserving the same, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any agreements or conditions on the part of the County or on the part of the Company under the Agreement, except as hereinafter set forth; but the Trustee may require of the County or the Company full information and advice as to the performance of the agreements and conditions aforesaid and as to the condition of the Mortgaged Property.

                 (c) The Trustee shall not be accountable except to the extent herein specifically provided for the use of the proceeds of any of the Bonds. The Trustee may become the owner of the Bonds and any coupons appertaining thereto with the same rights which it would have if it were not Trustee.

                 (d) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee, pursuant hereto upon the request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Bond, shall be conclusive and binding upon all future holders of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

                 (e) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the County by the Chairman of the Board and attested by the Clerk of the Circuit Court in and for the County as sufficient evidence of the facts therein contained and prior to the occurrence a default of which the Trustee has been notified as provided in subsection (g) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Clerk of the Circuit Court in and for the County under its seal to the effect that a resolution in the form therein set forth has been adopted by the Board as conclusive evidence that such resolution has been adopted, and is in full force and effect.

                 (f) The right of the Trustee to do things enumerated herein shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful default.

                 (g) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder except failure by the County to cause to be made any of the payments to the Trustee required to be made by Article V, unless the Trustee shall be specifically notified in writing of such default by the County or by the holders of at least twenty-five per centum (25%) in principal amount of the Bonds. All notices or other instruments required to be delivered to the Trustee must, in order to be effective, be delivered at the principal office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.

                 (h) The Trustee shall not be personally liable for any debts contracted or for damages to Persons or property, or for salaries or non-fulfillment of contracts during any period in which it may be in the possession of or managing the Project as in this Indenture provided.

                 (i) At reasonable times the Trustee, and its duly authorized agents. attorneys, experts, engineers, accountants and representatives who are acceptable to the Company, shall have the right to inspect the Project as well as all books, payers and records of the County pertaining to the Project and the Bonds and to take such memoranda from and in regard thereto as may be desired.

                 (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

                 (k) Notwithstanding anything elsewhere herein contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview hereof, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee deemed desirable for the purpose of establishing the right of the County to the authentication of any Bonds, the withdrawal of any cash or the taking of any other action by the Trustee.

                 (l) Before taking such action hereunder, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from the negligence or willful default of the Trustee by reason of any action so taken.

                 (m) All moneys received by the Trustee or any paving agent for the Bonds shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required herein or by law. Neither the Trustee nor any such paving agent shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon.

         Section 1102. FEES, CHARGES AND EXPENSES OF TRUSTEE. The Trustee shall be entitled to payment and/or reimbursement for reasonable fees for its Ordinary Services rendered hereunder and all advances, Counsel fees and other Ordinary Expenses reasonably and necessarily made or incurred by the Trustee in connection with such Ordinary Services, and, if it should become necessary that the Trustee perform Extraordinary Services, it shall be entitled to reasonable extra compensation therefor and to reimbursement for reasonable and necessary Extraordinary Expenses in connection therewith; provided, that if such Extraordinary Services or Extraordinary Expenses are occasioned by its negligence or willful default, it shall not be entitled to compensation or reimbursement therefor. The Trustee shall be entitled to payment and reimbursement for the reasonable fees and charges of the Trustee as paying agent for the Bonds and coupons (if any) as hereinabove provided. Upon the occurrence of an event of default, but only upon such occurrence, the Trustee shall have a first lien on the Mortgaged Property with right of payment prior to payment of the principal of and the interest on any Bond for the foregoing advances, fees, costs, and expenses incurred.

         Section 1103. NOTICE TO BONDHOLDERS IF DEFAULT OCCURS. If a default occurs of which the Trustee is by subsection (g) of Section 1101 required to take notice or if notice of a default be given as in said subsection (g) provided, then the Trustee shall give written notice thereof by first class mail to the last known holders of all Bonds then outstanding shown by the list of bondholders required to be maintained by the terms of Section 409 and to the registered owners of Bonds, and, as to defaults described in Section 1001(c), to the County.

         Section 1104. INTERVENTION BY TRUSTEE. In any judicial proceeding to which the County is a party which, in the opinion of the Trustee and its Counsel, has a substantial bearing on the interest of the bondholders, the Trustee may intervene on behalf of the bondholders and shall do so if requested in writing by the holders of at least twenty- five per centum (25%) in principal amount of the Bonds. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction.

         Section 1105. SUCCESSOR TRUSTEE. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and vested with all of the title to the Mortgaged Property and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 1106. RESIGNATION BY THE TRUSTEE. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving thirty (30) days' written notice to the County, the Company and the Guarantor and by first class mail to each registered owner of Bonds and to each holder of Bonds as shown by the list of bondholders required to be maintained by Section 409 hereof, and such resignation shall take effect at the end of such thirty (30) day period or upon the earlier appointment of a successor Trustee by the bondholders or by the County. Such notice to the County, the Company and the Guarantor may be served personally or sent by registered or certified mail.

         Section 1107. REMOVAL OF THE TRUSTEE. The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee and to the County and signed by the holders of a majority in principal amount of the Bonds.

         Section 1108. APPOINTMENT OF SUCCESSOR TRUSTEE BY THE BONDHOLDERS; TEMPORARY TRUSTEE. If the Trustee shall resign, be removed. be dissolved, be in course of dissolution or liquidation. or shall otherwise become incapable of acting hereunder or in case it shall be taker, under the control of any public officer, officers or a receiver appointed by a court, a successor may be appointed by the holders of a majority in principal amount of the Bonds, by an instrument or concurrent instruments in writing signed by such holders, or by their attorneys-in-fact, duly authorized; provided nevertheless, that in case of such vacancy the County by an instrument signed by the chairman of the Board and attested by the Clerk of the Circuit Court in and for the County under its seal, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the bondholders in the manner above provided; and any such temporary Trustee shall immediately and without further act be superseded by the Trustee so appointed by such bondholders. Every such Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank (having trust powers) in good standing, shall be located within or outside the State and shall have an unimpaired capital and surplus of not less than twenty-five million dollars ($25,000,000), if there be such an institution willing, qualified and able to accept the trusts upon reasonable or customary items.

         Section 1109. CONCERNING ANY SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the County an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the County, or of its successor, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held, by it as Trustee hereunder to its successor.
Should any instrument in writing from the County be required by any successor Trustee in order to vest more fully and certainly in such successor the estates, properties, rights, powers and trusts hereby vested or intended to be vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the County. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed and/or recorded by the successor Trustee in each recording office where this Indenture and the Financing Statements shall have been filed and/or recorded.

         Section 1110. RIGHT OF TRUSTEE TO PAY TAXES AND OTHER CHARGES. If any tax, assessment or governmental or other charge upon any part of the Mortgaged Property or the Project is not paid as required herein, the Trustee may pay such tax, assessment or charge, without prejudice, however, to any rights of the Trustee or the bondholders hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at the rate of eight per centum (8%) per annum, shall become so much additional indebtedness secured hereby, and the same shall be given a preference in payment over the principal of and interest on the Bonds and shall be paid out of the revenues and receipts from the Mortgaged Property, if not otherwise caused to be paid; but the Trustee shall not be under obligation to make any such payment unless it shall have been requested to do so by the holders of at least twenty-five per centum (25%) in principal amount of the Bonds and shall have been provided with sufficient moneys for the purpose of making such payment.

         Section 1111. TRUSTEE PROTECTED IN RELYING UPON RESOLUTIONS, ETC. The resolutions, opinions, certificates and other instruments provided for herein may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property and the withdrawal of moneys hereunder.

         Section 1112. SUCCESSOR TRUSTEE AS CUSTODIAN OF FUNDS, PAYING AGENT AND BOND REGISTRAR. Upon a change in the office of Trustee, the predecessor Trustee which has resigned or has been removed shall cease to be the holder of the Bond Fund and of the Construction Fund, paying agent for the principal of and the interest on the Bonds and Bond Registrar, and the successor Trustee shall become such holder, paving agent and Bond Registrar.

         Section 1113. MORTGAGED PROPERTY MAY BE VESTED IN CO-TRUSTEE. It is the purpose hereof that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation hereunder or under the Agreement or this Indenture, and in particular in case of the enforcement of either upon the occurrence of an event of default, it may be necessary that the Trustee appoint an additional individual or institution as a separate Trustee or Co-Trustee. The following provisions of this Section are adapted to these ends.

         Upon the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold title to the Mortgaged Property or to take any other action which may be necessary or desirable in connection therewith, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in any such separate Trustee or Co-Trustee upon the appointment of same by the Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every agreement and obligation necessary to the exercise thereof by such separate Trustee or Co-Trustee shall run to and be enforceable by either of them.

         Should any deed, conveyance or instrument in writing from the County be required by the separate Trustee or Trustee so appointed by the Trustee in order to vest more fully and certainly in and confirm to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments shall on request, be executed. acknowledged and delivered by the county. In case any separate Trustee or Co-Trustee, or a successor to either. shall die, become incapable oil acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment by the Trustee of a new Trustee or successor to such separate Trustee or Co-Trustee.

         Section 1114. FILING OF CERTAIN CONTINUATION STATEMENTS. From time to time, the Trustee shall file or cause to be filed continuation Statements for the purpose of continuing without lapse the effectiveness of (i) those Financing Statements which shall have been filed or Prior to the issuance of the Bonds in connection with the security for the Bonds pursuant to the authority of the U.C.C., and (ii) any previously filed continuation statements which shall have been filed as herein required. The County shall sign and deliver to the Trustee or its designee such continuation statements as may be requested of it from time to -time by the Trustee. Upon the filing of any such continuation statement, the Trustee shall immediately notify the County that the same has been accomplished.


                                  ARTICLE XII.

                            MEETINGS OF BONDHOLDERS

                 Section 1201. PURPOSES FOR WHICH BONDHOLDERS' MEETINGS MAY BE CALLED. A meeting of bondholders may be called at any Time and from time to time for any of the following purposes:

                 (a) To give any notice to the County, the Company, the Guarantor or the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default or event of default hereunder and its consequences, or to take any other action authorized to be taken by bondholders pursuant to
         Section 1011:

                 (b) to remove the Trustee Pursuant to Section 1107 and to appoint a successor trustee pursuant to Section 1108;

                 (c) to consent to the execution of a supplemental indenture pursuant to Section 1302, or to consent to the execution of an amendment, change or modification of the Agreement pursuant to Section 1402; or

                 (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Bonds under any other provision hereof or under applicable law.

                 Section 1202. PLACE OF MEETINGS OF BONDHOLDERS. Meetings of bondholders may be held at such Place or places as the Trustee or, in case of its failure to act, the bondholders calling the meeting shall from time to time determine.

                 Section 1203. CALL AND NOTICE OF BONDHOLDERS' MEETINGS. (a) The Trustee may at any time call a meeting of bondholders to be held at such time and at such place as Trustee shall determine. Notice of every meeting of bondholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be published at least three (3) times in a newspaper or financial journal of general circulation among dealers in municipal securities in The City of New York, New work, the first publication to be not less than twenty (20) nor more than one hundred eighty (180) days prior to the date fixed for such meeting. If all of the outstanding Bonds are at that time registered as to principal (except to bearer) or as to both principal and interest, notice by first class mail to such bondholders shall be sufficient and published notice need not be given.

         At the time of the first publication of such notice, the Trustee shall also mail, postage prepaid, a copy of such notice to the registered owner of each Bond registered as to principal or as to principal and interest, at the address shown on the registration books. Any failure of the Trustee to mail such notice, or any defect therein shall not, however, in any way impair or affect the validity of any such meeting.

                 (b) In case at any time the holders of at least ten percent in aggregate principal amount of the Bonds outstanding shall have requested the Trustee to call a meeting of the bondholders by written request setting forth in reasonable detail the action proposed to be taken at the meeting and the Trustee shall not have made the first giving of the notice of such meeting within twenty (20) days after receipt of such request, then such bondholders may determine the time and the place for such meeting and may all such meeting to take any action authorized in Section 1201 by giving notice thereof as provided in subsection
(a) of this Section.

         Section 1204. PERSONS ENTITLED TO VOTE AT BONDHOLDERS' MEETINGS. To be entitled to vote at any meeting, of bondholders, a Person shall be a holder of one or more Bonds outstanding, or a Person appointed by an instrument in writing as proxy for a bondholder by such bondholder. The only Persons who shall be entitled to be present or to speak at any meeting of bondholders shall be the Persons to vote and such meeting and their Counsel, any representatives of the Trustee and its Counsel and representatives of the Company, and its Counsel any representatives of the Guarantor and its Counsel and any representatives of the County and its Counsel.

         Section 1205. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS. (a) Notwithstanding any other provisions hereof, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of bondholders in regard to proof of the holding of Bonds and of the appointment of proxies and in regard to the attornment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall, be proved in the manner specified in Section 1501 and the appointment of any proxy, shall be proved in the manner specified in Section 1501 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker or trust company authorized by Section 1501 to certify to the holding of Bonds. Such regulations may provide that written instruments and appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1501 or other proof.

                 (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting unless the meeting shall have been called by the County or by bondholders as provided in subsection (b) of Section 1203 in which case the County or the bondholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority of the Bonds represented at the meeting and entitled to vote.

                 (c) At any meeting each bondholder or proxy shall be entitled to one vote for each $5,000 principal amount of outstanding Bonds held or represented by the bondholder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Bonds challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a bondholder or proxy.

                 (d) At any meeting of bondholders, the presence of Persons holding or representing Bonds in an aggregate principal amount sufficient under the appropriate provision hereof to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Any meeting of bondholders called pursuant to Section 1203 may be adjourned from time to time by vote of the holders (or proxies for the holders) of a majority of the Bonds represented at the meeting and, entitled to vote, whether or not a quorum shall be present; and the meeting may be held as so adjourned without further notice.

         Section 1206. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of bondholders shall be by written ballots on which shall be subscribed the signatures of the bondholders or of their representatives by proxy and the number or numbers of the outstanding Bonds held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record at least in triplicate, of the proceedings of each meeting of bondholders shall be prepared by the secretary of the meeting, and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting, and showing that said notice was published or mailed as provided in Section 1203. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the County, another to the Company and another to the Trustee to be preserved by the Trustee, which copy shall have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         Section 1207. REVOCATION BY BONDHOLDERS. At any time prior to (but not after) the evidencing to the Trustee, in the manner provided in Section 1206, of the taking of any action by the holders of the percentage in aggregate principal amount of the Bonds specified herein in connection with such action any holder of a Bond the number of which is included in the Bonds the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon or of holding as provided in Section 1501, revoke such consent so far as concerns such Bond. Except as aforesaid any such consent given by the holder of any Bond shall be conclusive and binding upon such holder and upon all future holders and owners of such Bond and of any Bond issued in exchange therefor or in lieu thereof, irrespective of whether or not any notation in regard thereto is made upon such Bond. Any action taken by the holders of the percentage in aggregate principal amount of the Bonds specifically herein in connection with such action shall be conclusively binding upon the County, the Company, the Trustee and the holders of all the Bonds.


                                 ARTICLE XIII.

                            SUPPLEMENTAL INDENTURES

         Section 1301. SUPPLEMENTAL INDENTURES NOT REQUIRING CONSENT OF BONDHOLDERS. The County and the Trustee may without the consent of, or notice to, any of the bondholders, enter into an indenture or indentures supplemental hereto as shall not be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

                 (a) to cure any ambiguity or formal defect or omission herein;

                 (b) to grant to or confer upon the Trustee for the benefit of the bondholders any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the bondholders or the Trustee or either of them;

                 (c) to subject to the lien and pledge hereof additional purchase price payments, other payments and revenues, receipts, properties or collateral;

                 (d) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof and thereof under the shortage and Indenture of Trust Act of 1939, as amended, or any similar Federal statute hereafter in effect or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States of America, and, if they so determine to add hereto or to any indenture Supplemental hereto such other terms, conditions and provisions as may be permitted by said Mortgage and Indenture of Trust Act of 1931.1 or similar Federal statute,

                 (e) to evidence the appointment of a separate Trustee or Co-Trustee or the succession of a new Trustee or paying agent hereunder: and

                 (f) in connection with any other changes herein which, in the judgment of the Trustee, do not prejudice the interests of the Trustee or the bondholders.

         Section 1302.  SUPPLEMENTAL INDENTURES REQUIRING CONSENT OF
BONDHOLDERS.   Exclusive of supplemental indentures covered by Section 1301 and subject to the terms and provisions contained in this Section, and not otherwise, the holders of not less than two thirds (2/3) in principal amount of the Bonds shall have the right, from time to time, anything contained herein to the contrary notwithstanding, to consent to and approve the execution by the County and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the County for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained herein or in any supplemental indenture; provided, however, that nothing in this Section contained shall permit, or be construed as permitting, (a) an extension of the maturity date (or mandatory sinking fund redemption date) on which the principal of or the interest on any Bond is, or is to become, due and payable, (b) a reduction in the principal amount of any Bond, the rate of interest thereon or any redemption premium, (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or
(d) a reduction in the principal amount of the Bonds required for consent to such supplemental indenture.

         If the County shall request the Trustee to enter into any such Supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental Indenture to be published as shall be requested by the County and in any event one (1) time in a newspaper or financial journal of general circulation among dealers in municipal securities in The City of New York, New York. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all bondholders. If within sixty (60) days or such longer period as shall be prescribed by the County following the final publication of such notice, the holders of not less than two-thirds (2/3) in principal amount of the Bonds shall have consented to and approved the execution of such supplemental indenture as herein provided, no holder of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the County from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be modified and amended in accordance therewith.

         Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XIII which affects any right of the Company under the Agreement shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture.
In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed by certified or registered mail to the Company at least fifteen (15) days prior to the proposed date of execution and delivery of any such supplemental indenture. The Company shall be deemed to have consented to the execution and delivery of any such supplemental indenture the Trustee does not receive a letter of protest or objection thereto signed by or on behalf of the Company on or before 4:30 o'clock P.M., E.S.T. or E.D.T., as the case may be, of the fifteenth (15th) day after the mailing of said notice and a copy of the proposed supplemental indenture.


                                  ARTICLE XIV.

                             AMENDMENT OF AGREEMENT

         Section 1401. AMENDMENTS, ETC., TO AGREEMENT NOT REQUIRING CONSENT OF BONDHOLDERS. The Trustee shall without the consent of, or notice to, the bondholders consent to any amendment, change or modification of the Agreement as may be required

                 (a)  by the provisions of the Agreement or herein,

                 (b) for the purpose of curing any ambiguity or formal defect or omission in the Agreement,

                 (c) in connection with the Project Equipment so as to identify more precisely the same or substitute additional machinery, equipment and related personal property acquired with the proceeds of the Bonds in accordance with the provisions of Sections 4.1(b) and S.2 of the Agreement.

                 (d) in connection with additional real Property which pursuant to the Agreement is to become part of the Project Land.

                 (e) in connection with any other change therein which, in the judgment of the Trustee, does not prejudice the interests of the Trustee or the bondholders.

         Section 1402. AMENDMENTS, ETC., TO AGREEMENT REQUIRING CONSENT OF BONDHOLDERS. Except for the amendments, changes or modifications as provided in Section 1401, neither the County nor the Trustee shall consent to any other amendment, change or modification of the Agreement without publication of notice and the written approval or consent of the holders of not less than two-thirds (2/3) in principal amount of the Bonds given and Procured as in
Section 1302 provided. If at any time the County and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses cause notice of such proposed amendment, change or modification to be published, in the same manner as provided by
Section 1302 with respect to proposed supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment change or modification and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee or bondholders.


                                  ARTICLE XV.

                                 MISCELLANEOUS


         Section 1501.  CONSENTS, ETC. OF BONDHOLDERS.

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided to be given or taken by bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed, by such bondholders in person or by agent duly appointed in writing; and, except, as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the County and the Company. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of any Bond not registered as to principal, shall be sufficient or any purpose hereof and conclusive in favor of the Trustee, the Company and the County, if made in the manner provided in this Section.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of witness of such execution by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a Partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

                 (c) The amount of any Bond not registered as to principal held by any Person executing any such instrument or writing as a bondholder, and the numbers of such unregistered Bonds and the date of his holding the same may be proved by the production of such Bonds or by a certificate executed, as depositary, by any trust company, bank or banker (wherever situated), if such certificate is in form satisfactory to the Trustee showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bond or Bonds therein described: or such facts may be proved by the certificate or affidavit of the Person executing such instrument or writing as a bondholder, if such certificate or affidavit is in form satisfactory to the Trustee.

                 The Trustee may assume that such ownership of and, unregistered Bond continues until (1) another certificate bearing a later date issued in respect of the same unregistered Bond is produced, or (2) such unregistered Bond is produced by some other Person, or (3) such unregistered Bond is registered as to principal or as to both principal and interest, or (4) such unregistered Bond is no longer outstanding hereunder.

                 (d) The fact and date of execution of any such instrument or writing and the amount and numbers of unregistered Bonds held by the Person so executing such instrument or writing may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                 (e) The ownership of Bonds registered as to principal or as to both principal and interest shall be proved by the registration books kept by the Trustee as Bond Registrar.

                 (f) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Bondholder shall bind every future holder of the same Bond, in respect of anything done or suffered to be done by the Trustee or the County in reliance thereon, whether or not notation of such action is made upon such Bond.

         Section 1502. LIMITATION OF RIGHTS. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied herefrom or from the Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Company and the holders of the Bonds and coupons (if any), any legal or equitable right, remedy or claim under or in respect hereto or any agreements, conditions and provisions herein contained, this Indenture and all of the agreements, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Company and the holders of the Bonds and coupons (if, any) as herein provided.

         Section 1503. SEVERABILITY. If any provision hereof shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any Constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

         Section 1504. NOTICES. It shall be sufficient service of any notice, request, complaint, demand or other paper if the same shall be mailed by or certified registered mail, return receipt requested, postage prepaid, addressed as follows:

(g)      If to the County                         Board of County
                                                  Commissioners of Taylor
                                                  County, Florida
                                                  Taylor Courthouse
                                                  Perry, Florida 32347
                                                  Attention:  Chairman

(h)      If to the Company                        CPG Products Corp.
                                                  c/o General Mills, Inc.
                                                  P. O. Box 1113
                                                  Minneapolis, Minnesota  55440
                                                  Attention:  General Counsel

(i)      If to the Trustee                        The First National
                                                  Bank of Columbus
                                                  P. O. Box 40
                                                  Columbus, Georgia  31902

                                                  Attention:  Corporate Trust
                                                                Department

(j)      If to the Guarantor                      General Mills, Inc.
                                                  P.O. Box 1113
                                                  Minneapolis, Minnesota  55440
                                                  Attention:  General Counsel

A duplicate copy of each notice, certificate or other communication given hereunder by either the County, the Company, the Trustee or the Guarantor to any one of the others shall also be given to all of the others. The County, the Company, the Trustee and the Guarantor may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent

         Section 1505. TRUSTEE AS PAYING AGENT AND BOND REGISTRAR. The Trustee is hereby designated and agrees to act as paving agent and Bond Registrar for and in respect to the Bonds.

         Section 1506. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. In any case where the date of maturity of principal of and/or interest on the Bonds or the date fixed for redemption of any Bonds shall be, in the city of payment, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized by law to close, then payment of principal and/or interest need not be made on such date in such city but may be made on the next succeeding business day not a Saturday, a Sunday, a legal holiday or a day on which banking, institutions are authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         Section 1507. COUNTERPARTS. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 1508. LAWS GOVERNING INDENTURE. The effect and meaning hereof and the rights of all parties hereunder shall be governed by, and construed according to the laws of the State.

         IN WITNESS WHEREOF, the County has caused this Indenture to be executed in its name and its corporate seal to be hereunto affixed and attested by its duly authorized officers, and to evidence its acceptance of the trusts hereby created the Trustee has caused these presents to be executed in its corporate name and behalf and its corporate seal to be hereunto affixed and attested by its duly authorized officers, all as of the date first above written.


                                        TAYLOR COUNTY, FLORIDA

Attest:

                                        By:_____________________________________
                                             Chairman, Board of County
__________________________________           Commissioners of Taylor
Clerk, Circuit Court in and                  County, Florida
for Taylor County, Florida

(CORPORATE SEAL)

As to the County, signed and
sealed in the presence of:


___________________________________________
                 Witness


___________________________________________
         Notary Public


My commission expires:

(NOTARIAL SEAL)



                 (Execution by the Trustee follows on page 59.)

                                        FIRST NATIONAL BANK
                                        OF COLUMBUS, as Trustee

Attest:

                                        By:_____________________________________
                                           Title
__________________________________
Title:

(CORPORATE SEAL)

As to the County, signed and
sealed in the presence of:


___________________________________________
                 Witness


___________________________________________
         Notary Public


My commission expires:

(NOTARIAL SEAL)

                                  EXHIBIT "A"
                                       to
                        Mortgage and Indenture of Trust
                                    between
                           Taylor County, Florida and
                      The First National Bank of Columbus
                         dated as of September 1, 1979

                                  PROJECT LAND

Parcel 1:

A tract of land on the north side of Dreamland Subdivision and south of a Southern Railroad sdur track described as follows: Begin at the southwest corner of the southwest one quarter of the southwest one quarter of Section 25, Township 4 South, Range 7 East, Perry, Taylor County, Florida, and run North 01 degrees 03 minutes West 503.70 feet to The south side of Southern Railroad, 50 feet from the center line thereof; thence along said south right-of-way line North 67 degrees 59 minutes East 159.80 feet to the P.C. of a curve to the right having a radius of 663.14 feet, arc distance 115.33 feet, chord bearing South 60 degrees 22 minutes 40 seconds East, chord distance 1039.96 feet to the north side of Lot 1, Block H, Dreamland Subdivision as recorded in Plat Book 1, page 51 of the Public records of Taylor County, Florida, thence along north line of Dreamland Subdivision South 87 degrees 17 minutes West 1044.13 feet to the point of beginning and being part of the southwest one quarter of the southwest one quarter of Section 25, Township 4 South, Range 7 East.
Containing 11.72 acres.

Parcel 2:

A survey of that part of the southwest one quarter of the northwest one quarter of Section 25, Township 4 South, Range 7 Fast, being described as follows:
Commence at the southwest corner of the southwest one quarter of the northwest one quarter of Section 25, Township 4 South, Range 7 Fast, Perry, Taylor County, Florida and run North 01 degrees 03 minutes West 503.70 feet to the south side of Southern Railroad 50 feet from the center line thereof; thence along said south right-of-way line North 67 degrees 59 minutes East, 159.80 feet to the P.C. of a curve and the point of beginning; thence from said P.C. of a curve to the right having a radius of 663.14 feet, arc distance 1,195.33 feet, chord bearing 60 degrees 22 minutes 40 seconds East chord distance 1,039.96 feet to the north side of Lot 1, Block H, Dreamland Subdivision as recorded in Plat Book 1, Page 51 of the public records of Taylor County, Florida. Thence North 87 degrees 17 minutes East along the north line of said subdivision 99.60 feet; thence North 0 degrees 07 minutes 56 seconds West
895.60 feet to the South right-of-way line of Duval Street; thence South 87 degrees 03 minutes 30 seconds West along said right-of-way 103.03 feet to the P.C. of a curve to the left having a radius of 1,402.40 feet, arc distance 166.40, chord bearing South 83 degrees 40 minutes West, chord distance 166.40 feet to the intersection of a curve to the right on the southerly right-of-way line of Southern Railroad having a radius of 1,137.99 feet, arc distance 373.25 feet, chord bearing South 58 degrees 23 minutes 30 seconds West, chord distance
371.58 feet to the P.C. of said curve; thence run South 68 degrees 03 minutes 22 seconds West along said southerly right-of-way of railroad 449.27 feet to the point of beginning. Containing 7.27 acres.

                      (Subject to Permitted Encumbrances.)

                                  EXHIBIT "B"

                                       to

                        Mortgage and Indenture of Trust
                                    between
                             Taylor County, Florida
                                      and
                      The First National Bank of Columbus
                         dated as of September 1, 1979.

                               PROJECT EQUIPMENT

1 3200 lb./hour continuous potato chip operation including subordinate equipment.

1 2000 lb./hour corn chip/tortilla chip operation including subordinate equipment.

I        "Bugel" cooker and operating equipment.

I        pork rind operation.

2 continuous popcorn cookers with packaging machines and subordinate equipment.

3        extruders.

1        continuous roasting oven for collette products.

1        bulk handling system.

1        potato unloader.

         flow racks.

                           ACKNOWLEDGEMENT OF COUNTY

STATE OF FLORIDA

COUNTY OF TAYLOR




                 I, the undersigned, a Notary Public in and for said State and County, Do HEREBY CERTIFY that ___________ ______________________ and
___________________________________ whose names as Chairman of the Board of
County Commissioners of Taylor County, Florida, and Clerk of the Circuit Court in and for Taylor County, Florida, are signed to the foregoing Indenture, and who are known to me and known to be such officers, acknowledged before me under oath, that, being informed of the contents of said Indenture, they, in their capacities as such officers and with full authority, executed the same voluntarily for and as the act of said County.

         Given under my hand and seal of office.


                                        ________________________________________
                                                  Notary Public

(SEAL)
                                        My commission expires:

                           ACKNOWLEDGMENT OF TRUSTEE

STATE OF GEORGIA

COUNTY OF MUSKOGEE


         I, the undersigned and for said State and County DO HEREBY CERTIFY
that      _________________________________ , whose name as
____________________________ of THE FIRST NATIONAL BANK OF COLUMBUS, is signed to the foregoing Indenture, and who is known to me and known to be such officer, acknowledge before me under oath, that, being informed of the contents of said Indenture, he, as such officer and with full authority, executed the same voluntarily for and as the act of THE FIRST NATIONAL BANK OF COLUMBUS, acting in its capacity as Trustee.

         Given under my hand and seal of office.



                                        ________________________________________
                                        Notary Public

(SEAL)
                                        My commission expires:

Insofar as the foregoing obligation was incurred for work, material, supplies or equipment in connection with the construction of the Project, the undersigned Project Supervisor does hereby certify that such work was actually performed in a satisfactory manner and that such materials, supplies or equipment were actually used in or about the construction or delivered at the site of the Project for that purpose.


Dated:_____________________________         ____________________________________
                                                  Project Supervisor

                              AGREEMENT OF SALE




                                  between



                           TAYLOR COUNTY, FLORIDA



                                     and



                             CPG PRODUCTS CORP.



                        Dated as of September 1, 1979



This Agreement of Sale and all right, title and interest of Taylor County, Florida in any purchase price payments, other payments and revenues derived under this Agreement of Sale have been assigned to The First National Bank of Columbus, Columbus, Georgia, as Trustee under the Trust Indenture, dated as of even date herewith, from Taylor County, Florida which secures $5,800,000 in principal amount of Taylor County, Florida Industrial Development Revenue Bonds (CPG Products Corp. Project), Series 1979.



                                        This instrument was prepared by:

                                        King & Spalding
                                        2500 Trust Company Tower
                                        Atlanta, Georgia  30303

                              AGREEMENT OF SALE

                              TABLE OF CONTENTS


(The Table of Contents for this Agreement of Sale is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Agreement of Sale.)

                                                                          Page
                                                                          ----

PARTIES                                                                     1

ARTICLE I.      DEFINITIONS AND CERTAIN RULES OF
                INTERPRETATION

     Section 1.1.       Definitions.                                        1
     Section 1.2.       Certain Rules of Interpretation.                    6

ARTICLE II.     REPRESENTATIONS

     Section 2.1.       Representations by the County.                      7
     Section 2.2.       Representations by the Company.                     8

ARTICLE III.    SALE OF THE PROJECT

     Section 3.1.       Sale of the Project.                               10
     Section 3.2.       Warranty of Title.                                 10

ARTICLE IV.     COMMENCEMENT AND COMPLETION OF THE PROJECT;
                ISSUANCE OF THE BONDS

     Section 4.1.       Agreement to Acquire and Construct the
                        Project.                                           11
     Section 4.2.       Agreement to Issue Bonds; Application of
                        Bond Proceeds.                                     12
     Section 4.3.       Disbursements from the Construction
                        Fund.                                              12
     Section 4.4.       Obligation of the Parties to Cooperate
                        in Furnishing Documents to Trustee.                17
     Section 4.5.       Establishment of Completion Date.                  17
     Section 4.6.       Company Required to Pay Project Costs if
                        Construction Fund Insufficient.                    18
     Section 4.7.       Project Supervisor.                                18
     Section 4.8.       County to Pursue Remedies Against
                        Suppliers, Contractors and
                        Subcontractors and Their Sureties.                 18

                                                                          Page
                                                                          ----


        Section 4.9.    Investment of Construction Fund Moneys
                        Permitted.                                         19

ARTICLE V.      TERM OF THIS AGREEMENT; USE OF THE PROJECT;
                PROVISIONS FOR PAYMENT

        Section 5.1.    Term of This Agreement; Use of the Project.
        Section 5.2.    Basic Payments Required of Company.                20
        Section 5.3.    Place of Payments.                                 21
        Section 5.4.    Obligations of Company Hereunder
                        Absolute and Unconditional.                        21
        Section 5.5.    Company's Performance Under Indenture.             22

ARTICLE VI.     MAINTENANCE, MODIFICATIONS, TAXES AND INSURANCE

        Section 6.1.    Maintenance and Modification of
                        Project by Company.                                22
        Section 6.2.    Removal of Project Equipment.                      23
        Section 6.3.    Taxes, Other Governmental Charges and
                        Utility Charges.                                   25
        Section 6.4.    Insurance Required.                                26
        Section 6.5.    Application of Net Proceeds of
                        Insurance.                                         27
        Section 6.6.    Additional Provisions Respecting
                        Insurance.                                         27
        Section 6.7.    Other County Expenses.                             28
        Section 6.8.    Advances by County or Trustee.                     28
        Section 6.9.    Indemnification of County and Trustee.             28
        Section 6.10.   Investment Credit.                                 29

ARTICLE VII.    DAMAGE, DESTRUCTION AND CONDEMNATION

        Section 7.1.    Damage and Destruction.                            29
        Section 7.2.    Condemnation.                                      31
        Section 7.3.    Condemnation of Company-Owned Property.            33

ARTICLE VIII.   SPECIAL AGREEMENTS

        Section 8.1.    No Warranty of Condition or Suitability
                        by the County.                                     33
        Section 8.2.    Inspection of the Project.                         33
        Section 8.3.    Company to Maintain Its Corporate
                        Existence; Exceptions Permitted.                   33
        Section 8.4.    Qualification in the State.                        34

                                                                        Page
                                                                        ----


        Section 8.5.    Annual Audit.                                     34
        Section 8.6.    Granting of                                       34
        Section 8.7.    Representations and Agreements
                        of Company and County with
                        to Capital                                        35
        Section 8.8.    Determination and Event of Taxability.            36
        Section 8.9.    Grant of Security Interest in Project
                        Equipment.                                        39

ARTICLE IX.     ASSIGNMENT, MORTGAGING AND SELLING; REDEMPTION

        Section 9.1.    Assignment.                                       39
        Section 9.2.    Mortgaging of Project by County to the
                        Trustee.                                          40
        Section 9.3.    Restrictions on Sale of Project by
                        County.                                           40
        Section 9.4.    Redemption of Bonds.                              40
        Section 9.5.    Prepayment of Purchase Price.                     41
        Section 9.6.    Reference to Bonds Ineffective After
                        Bonds Paid.                                       41
        Section 9.7.    County's Election to Issue Bonds
                        Pursuant to Section 103(b)(6)(D) of the
                        Code.                                             41
ARTICLE X.      EVENTS OF DEFAULT AND REMEDIES

        Section 10.1.   Events of Default Defined.                        41
        Section 10.2.   Remedies.                                         43
        Section 10.3.   No Remedy Exclusive.                              45
        Section 10.4.   Agreement to Pay Attorneys' Fees and
                        Expenses.                                         45
        Section 10.5.   No Additional Waiver Implied by One
                        Waiver.                                           45
        Section 10.6.   Waiver of Appraisement, Valuation, etc.           45

ARTICLE XI.     OPTIONS TO PREPAY THE PURCHASE PRICE

        Section 11.1.   Option to Prepay Under Certain
                        Conditions.                                       45
        Section 11.2.   Additional Option to Prepay.                      47
        Section 11.3.   Option to Accelerate Purchase of
                        Unimproved Land.                                  48
        Section 11.4.   Relative Position of Options and
                        Indenture.                                        49

                                                                        Page
                                                                        ----


ARTICLE XII.    OBLIGATION OF COMPANY

        Section 12.1.   Obligation of Company to Prepay the
                        Purchase Price Under Certain
                        Circumstances.                                    49

ARTICLE XIII.   MISCELLANEOUS

        Section 13.1.   Notices.                                          50
        Section 13.2.   Binding Effect.                                   51
        Section 13.3.   Severability.                                     51
        Section 13.4.   Amounts Remaining in Bond Fund.                   51
        Section 13.5.   Amendments, Changes and Modifications.            51
        Section 13.6.   Execution Counterparts.                           51
        Section 13.7.   Captions.                                         51
        Section 13.8    Recording of Agreement
        Section 13.9.   Law Governing Construction of
                        Agreement.                                        51
        Section 13.10.  Net Obligation.                                   51

SIGNATURES AND SEALS                                                      52

ACKNOWLEDGMENTS                                                           54

EXHIBIT "A" DESCRIPTION OF PROJECT LAND                                  A-1

                              AGREEMENT OF SALE


     THIS AGREEMENT OF SALE is entered into as of September 1, 1979 by and between TAYLOR COUNTY, FLORIDA (the "County"), a political subdivision of the State of Florida, as Seller, and CPG PRODUCTS CORP. (the "Company"), a Delaware corporation qualified to do business in the State of Florida, as Purchaser.


                                 WITNESSETH:
                                 ----------

     In consideration of the respective representations and agreements hereinafter contained, the County and the Company agree as follows (provided, that in the performance of the agreements of the County herein contained, any obligation it may thereby incur for the payment of money shall not be a general debt on its part but shall be payable solely out of the purchase price payments, other payments and revenues derived from this Agreement, the sale of the "Bonds" referred to in Section 2.1 hereof, certain insurance and condemnation awards as herein described and any other revenues arising out of or in connection with its ownership of the "Project" as hereinafter defined):


                                  ARTICLE I.

               DEFINITIONS AND CERTAIN RULES OF INTERPRETATION
               -----------------------------------------------

     Section 1.1. DEFINITIONS. In addition to the words and terms elsewhere defined herein, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms defined in the Indenture shall have the same meanings when used herein as assigned them in the Indenture unless the context or use clearly indicates another or different meaning or intent:

     "ACT" means the Florida Industrial Development Financing Act, being Chapter 159, Part II, Florida Statutes (Sections 159.25 - 159.43, inclusive, Florida Statutes Annotated, as supplemented and as amended);

     "AGREEMENT" means this Agreement of Sale as it now exists and as it may hereafter be amended pursuant to Article XIV of the Indenture;

     "AUTHORIZED COMPANY REPRESENTATIVE" means the Person at the time designated to act on behalf of the Company by written certificate furnished to the County and the Trustee containing the specimen signature of such Person and signed on behalf of the Company by the chairman of the board, president or any vice president of the Company. Such certificate may designate an alternate or alternates;

     "AUTHORIZED COUNTY REPRESENTATIVE" means the Person at the time designated to act on behalf of the County by written certificate furnished to the Company and the Trustee containing the specimen signature of such Person and signed on behalf of the Board by its Chairman. Such certificate may designate an alternate or alternates. Such Person must be satisfactory to the Company and shall be replaced by the County upon the written request of the Company;

     "BOARD" means the Board of County Commissioners of Taylor County, Florida;

     "'BOND FUND" means the Bond principal and interest payment fund created pursuant to Section 502 of the Indenture and within which have been established a general account and a special account. Any reference herein to the "Bond Fund" without further limitation or explanation shall be deemed to be a reference to the general account in the Bond Fund;

     "BONDHOLDER" or "HOLDER OF THE BONDS" means the bearer of any Bond not registered as to principal and the registered owner of any Bond registered as to principal;

     "BONDS" means the Industrial Development Revenue Bonds of the County referred to in Section 2.1 and to be issued pursuant to the Indenture;

     "BUILDING" means those certain buildings and all other facilities and improvements forming a part of the Project and not constituting part of the Project Equipment which are required by Section 4.1(a) to be constructed on the Project Land, as they may at any time exist;

     "CODE" means the Internal Revenue Code of 1954, as amended, and the applicable regulations thereunder;

     "COMPANY" means the corporation designated as such in the first paragraph hereof and its successors and assigns including any surviving, resulting or transferee corporation as provided in Section 8.3;

     "COMPLETION DATE" means the date of completion of the construction of the Building and the installation of the Project

Equipment as that date shall be certified as provided in Section 4.5;

     "CONSTRUCTION FUND" means the construction fund created pursuant to
Section 602 of the Indenture and referred to in Article IV;

     "CONSTRUCTION PERIOD" means the period between the beginning of construction of the Project or the date of issuance and delivery of the Bonds (whichever is earlier) and the Completion Date;

     "COUNTY" means Taylor County, Florida, a political subdivision of the State;

     "DEFAULT" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an event of default;

     "EVENT OF DEFAULT" means one of the events so denominated and described in
Section 10.1;

     "EXTRAORDINARY SERVICES" and "EXTRAORDINARY EXPENSES" means all services rendered and all expenses incurred by the Trustee under the Indenture other than Ordinary Services and Ordinary Expenses;

     "FINANCING STATEMENTS" means any and all financing statements (including continuation statements) filed for record from time to time to perfect the security interests created or assigned;

     "GUARANTOR" means General Mills, Inc., a Delaware corporation;

     "GUARANTY" means the Guaranty Agreement, of even date herewith, from the Guarantor to the Trustee;

     "INDENTURE" means the Mortgage and Indenture of Trust between the County and the Trustee, of even date herewith, pursuant to which the Bonds are authorized to be issued, the Project is mortgaged to the Trustee and the County's right, title and interest herein and the purchase price payments, other payments and revenues arising out of or in connection with the County's ownership of the Project are pledged and assigned, along with the security interest created herein in the Project Equipment, as security for the payment of the principal of and the interest on the Bonds, including any indenture supplemental thereto;

     "INDEPENDENT AUDITOR" means a certified public accountant, or firm thereof, who or which is "independent" as that term is defined in Rule 101 and related interpretations of the Code of Professional Ethics of the America Institute of Certified Public Accountants, of recognized standing, who or which does not devote his or its full time to the County, the Company or the Guarantor (but who or which may be regularly retained by any of them);

     "INDEPENDENT COUNSEL" means an attorney, or firm thereof, duly admitted to practice law before the highest court of the State and not an employee on a full-time basis of the County, the Company or the Guarantor (but who or which may be regularly retained by any of them);

     "INDEPENDENT ENGINEER" means an engineer or engineering firm registered and qualified to practice the profession of engineering under the laws of the State, or any other state with similar requirements and may include employees of the County, the Company or the Guarantor provided that they are registered and qualified as above provided;

     "NET PROCEEDS," when used with respect to any insurance or condemnation award, means the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all expenses (including reasonable attorneys' fees and any Extraordinary Expenses of the Trustee as defined in the Indenture) incurred in the collection of such gross proceeds;

     "ORDINARY SERVICES" and "ORDINARY EXPENSES" means those services normally rendered and those expenses normally incurred by a trustee under instruments similar to the Indenture;

     "PAYMENT IN FULL OF THE BONDS" specifically encompasses the situations referred to in Section 9.6;

     "PERMITTED ENCUMBRANCES" means, as of any particular time,

           (a) liens for ad valorem taxes and special assessments not then delinquent or permitted to exist as provided in Section 6.3;

           (b) this Agreement, the Indenture and the security interests created herein and in the Indenture;

           (c) such utility, access or other easements and rights-of-way, restrictions, reservations, reversions and exceptions as do not, in the opinion of an Independent Engineer and the Company, materially interfere with or impair the operations being conducted in the Building (or, if no operations are being conducted therein, the operations for which the Building was designed or last modified) or elsewhere on the Project Land;

           (d) unfiled and inchoate mechanics' and materialmen's liens for construction work in progress;

           (e) architects', contractors', subcontractors', mechanics', materialmen's, suppliers', laborers', vendors', workmen's, repairmen's, carriers', land surveyors' and engineers' liens or other similar liens not then payable, and those permitted to exist as provided in Section 6.1; and

           (f) such minor defects, irregularities, encumbrances, easements, rights-of-way and clouds on title as normally exist with respect to properties similar in character to the Project and as do not, in the opinion of Bond Counsel, Independent Counsel or counsel rendering the title opinion, materially interfere with or impair the operations being conducted in the Building (or, if no operations are being conducted therein, the operations for which the Building was designed or last modified) or elsewhere on the Project Land;

           "PERSON" means natural persons, firms, associations, corporations and public bodies;

           "PRINCIPAL," whenever used with reference to the Bonds or any portion thereof, shall be deemed to include "and the redemption premium, if any";

           "PROJECT" means the Project Land, the Building and the Project Equipment, as they may at any time exist;

           "PROJECT EQUIPMENT" means those items of machinery, equipment and related property required herein to be acquired and installed in the Building or on the Project land with proceeds from the sale of the Bonds or the proceeds of any payment by the Company pursuant to Section 4.6 and any item of machinery, equipment and related property acquired and installed in the Building or on the Project Land in substitution therefor and renewals and replacements thereof pursuant to the provisions of Sections 4.1(b), 6.2(a), 7.1 and 7.2, less such machinery, equipment and related property as may be released pursuant to Section 6.2(b) or taken by the exercise of the power of eminent domain as provided in
Section 7.2, and is further defined as all property owned by the County and to be sold to the Company pursuant to this Agreement which is not included in the definition of Project Land or Building, but not including the Company's own machinery, equipment and related property installed under the provisions of
Section 6.1(b). The Project Equipment
insofar as it will be initially installed as a part of the Project is more fully described in Exhibit "B" to the Indenture;

     "PROJECT LAND" means the real property described in Exhibit "A" attached hereto and in Exhibit "A" to the Indenture and by this reference made a part hereof, less such real property as may be released pursuant to Sections 8.6 and
11.3 or taken by the exercise of the power of eminent domain as provided in
Section 7.2;

     "PROJECT SUPERVISOR" means the project supervisor or alternate supervisor who at the time shall have been designated as such in or pursuant to the provisions of Section 4.7;

     "SECURITY INTEREST" or "SECURITY INTERESTS" shall refer to the security interest created herein and in the Indenture and shall have the meaning set forth in the U.C.C.;

     "STATE" shall mean the State of Florida;

     "TRUSTEE" means The First National Bank of Columbus, Columbus, Georgia, or any co-trustee or any successor trustee appointed, qualified and then acting under the provisions of the Indenture;

     "U.C.C." means the Uniform Commercial Code of the State, as now or hereafter amended.

     Section 1.2. CERTAIN RULES OF INTERPRETATION. The definitions set forth in Section 1.1 shall be equally applicable to both the singular and the plural forms of the terms therein defined and shall cover all genders.

     "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Agreement and not solely to the particular Article, Section or subdivision hereof in which such word is used.

     Reference herein to an Article number (e.g., Article IV) or a Section number (e.g., Section 6.8) shall be construed to be a reference to the designated Article number or Section number hereof unless the context or use clearly indicates another or different meaning or intent.

                                  ARTICLE II.

                                REPRESENTATIONS
                                ---------------

           Section 2.1. REPRESENTATIONS BY THE COUNTY. The County makes the following representations as the basis for the undertakings on its part herein contained:

           (a) The County is a political subdivision of the State duly created and existing under the Constitution and laws of the State. Under the provisions of the Act, the County has the power to enter into the transactions contemplated by this Agreement and to carry out its obligations hereunder. The Project constitutes and will constitute a "project" within the meaning of the Act. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of a compliance with the terms and conditions hereof, conflicts with, or results in a breach of, any of the terms, conditions or provisions of any applicable statute, rule or regulation, restriction or limitation or any agreement, instrument or court or other Governmental order to which the County is now a party or by which it is bound, or constitutes a default under any of the foregoing. By proper corporate action, the County has been duly authorized to execute and delivery this Agreement.

           (b) The County has determined that the issuance of the Bonds, the acquisition, construction and installation of the Project and the sale of the Project to the Company is a lawful and valid public purpose in that it will promote the industrial economy of the State, increase opportunities for gainful employment and purchasing power, improve living conditions, and otherwise contribute to the prosperity and welfare of the State and its inhabitants.

           (c) Notwithstanding anything herein contained to the contrary, any obligation the County may hereby incur for the payment of money shall not be a general debt on its part but shall be payable solely from proceeds derived from this Agreement, the sale of the Bonds, the condemnation awards as herein described and any other revenues derived from its ownership of the Project.

           (d) The County has been induced to enter into this undertaking by the promise of the Company to locate a new industrial facility in the County, which will increase employment opportunities in the County by approximately 100 - 150 jobs.

           (e) To accomplish the foregoing, the County proposes to issue $5,800,000 in aggregate principal amount of its Bonds simultaneously with the execution and delivery hereof. The date, denomination, interest rate, maturity schedule, redemption provisions and other pertinent provisions with respect to the Bonds are set forth in the Indenture (particularly Articles II and III thereof) and by this reference thereto they are incorporated herein.

           (f) By resolution duly adopted July 17, 1979, the Board took official action providing for the acquisition, construction, installation and selling of the Project and the financing of the Project through the issuance of the Bonds.

           (g) The Bonds are being issued under and secured by the Indenture, pursuant to which the County's right, title and interest herein (including, without limitation, the security interest in the Project Equipment specifically granted to the County herein) and the purchase price payments, other payments and revenues arising out of or in connection with the County's ownership of the Project will be pledged, the Project will be mortgaged to the Trustee and a security interest in the aforesaid will be created as security for the payment of the principal of and the interest on the Bonds.

           Section 2.2. REPRESENTATIONS BY THE COMPANY. The Company makes the following representations as the basis for the undertakings on its part herein contained:

           (a) The Company is a corporation duly incorporated under the laws of the State of Delaware, is qualified to do business in the State, is in good standing under the laws of Delaware and the State, has the power to enter into this Agreement and perform all obligations contained herein, and has, by proper corporate action, been duly authorized to execute, deliver and perform this Agreement.

           (b) The issuance of the Bonds and the acquisition, construction and installation of the Project and the sale of the Project by the County to the Company has induced the Company to locate a new industrial facility in the County, which will directly result in an increase in employment opportunities in the County by approximately 100-150 jobs.

           (c) The Company intends to operate the Project from the Completion Date to the expiration or sooner termination of this Agreement for an activity authorized by the Act.

           (d) The Company is not subject to any charter, by-law or contractual limitation or provision of any nature whatsoever which in any way limits, restricts or prevents the Company from entering into this Agreement or from performing any of its obligations hereunder, except to the extent that such performance may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and agrees that, anything herein to the contrary notwithstanding, so long as any of the Bonds are outstanding there shall be no abatement of the amounts payable by the Company as provided in
      Section 5.2.

           (e) The Company represents and covenants that substantially all of the proceeds of the sale of the Bonds will be used to finance the acquisition, construction and installation of the Project. No part of said proceeds is to be used by the Company, directly or indirectly, as working capital or to finance inventory. The construction of the Project was not commenced prior to the adoption by the Board of the resolution referred to in Section 2.1.

           (f) Based on current facts, estimates and circumstances, it is expected that:

                 (1) the acquisition, construction and installation of the Project and the expenditure of all Bond proceeds will be completed by January 1, 1981;

                 (2) work on the Project (which has commenced) will proceed with due diligence to completion;

                 (3) the net proceeds from the sale of the Bonds are needed for the purpose of paying all or a part of the cost of the acquisition, construction and installation of the Project; and

                 (4) its interest in the Project will not be sold or disposed of, in whole or in part, prior to payment in full of the Bonds.

           (g) The information furnished by the Company and used by the County in preparing the election which it will file with the Internal Revenue Service pursuant to Section 103(b)(6)(D) of the Code will be true and complete as of the date of filing of said election.

           (h) Various contracts providing for the acquisition, construction and installation of the Project have been entered into, and the amounts required to be paid under said contracts exceed 2 1/2% of the estimated total cost of the Project.

                                 ARTICLE III.

                             SALE OF THE PROJECT
                             -------------------

     Section 3.1. SALE OF THE PROJECT. In consideration hereof, the County hereby agrees to bargain, grant, sell, convey and deliver to the Company, and the Company hereby agrees to purchase from the County, all of the right, title and interest of the County in the Project, subject to Permitted Encumbrances to which the Company has consented, in accordance with the provisions hereof.

     The County agrees to execute a limited warranty deed to the Company and to deliver the same to the Trustee to be held in escrow for delivery to the Company upon payment in full of the Bonds. Said limited warranty deed shall convey to the Company fee simple title to the Project Land free and clear from all encumbrances except Permitted Encumbrances to which the Company has consented. Said limited warranty deed shall warrant title to said property against all Persons claiming by, through or under the County.

     From the date hereof and throughout the term hereof, the parties hereto agree that, so long as the Company is not in default hereunder, it shall possess, occupy, use, enjoy and operate the Project for an activity authorized by the Act. Such possession, occupation, use, enjoyment and operation of the Project by the Company shall be exclusive, and the County agrees that it will permit no other use of the Project by anyone other than the Company during the term hereof without the written consent of the Company. The County reserves only the right to make such use of the Project Land as is necessary to acquire, construct and install the Project as provided in Article IV.

     Upon payment in full of the Bonds, the Trustee shall deliver to the Company the above referred to limited warranty deed executed in the proper manner so as to permit the same to be recorded, and the County shall execute such other instruments and documents as the Company may reasonably request to perfect the transfer of title to the Project to the Company.

     Section 3.2. WARRANTY OF TITLE. The County for itself, its successors and its assigns, warrants to the Company, its successors and its assigns, that it has good and marketable fee simple title in and to the Project Land described in Exhibit "A" to the Indenture free from all encumbrances except Permitted Encumbrances. Upon the execution and delivery hereof, the County agrees that it will furnish to the Company an owner/mortgagee title insurance policy or binder issued by a title insurance company nominated by the Company insuring such title in the face amount of

$3,000,000. Likewise, upon delivery of the Bonds, the County agrees that it furnish to the Trustee an opinion of the County's Counsel or other Counsel satisfactory to the Trustee stating that the Indenture has been duly filed in the public records of the County and constitutes a first mortgage on the Project Land subject only to this Agreement and the other Permitted Encumbrances as defined herein.


                                 ARTICLE IV.

                 COMMENCEMENT AND COMPLETION OF THE PROJECT;
                 -------------------------------------------
                            ISSUANCE OF THE BONDS
                            ---------------------

           Section 4.1. AGREEMENT TO ACQUIRE AND CONSTRUCT THE PROJECT. Not later than the delivery hereof, the County will have acquired the title in and to the Project Land which it warrants in Section 3.2 hereof and, subject to the provisions of Section 4.6, the County agrees that:

           (a) It will cause the Building to be constructed on the Project Land, wholly within the boundary lines thereof. It will acquire, construct and install other facilities necessary for the completion and commencement of operation of the Project. The aforesaid acquisition, construction and installation shall be substantially in accordance with plans and specifications prepared by the General Mills Facilities Engineering Department, dated July, 1979, a copy of which is on file with the Clerk of the Circuit Court in and for the County. Any additions, modifications, revisions or changes to said plans and specifications shall also be filed with said Clerk and the Authorized Company Representative. The Building shall be the property of the County and subject to the terms hereof.

           (b) It will cause the Project Equipment to be acquired and installed in the Building or on the Project Land, and the Project Equipment will consist of machinery, equipment and other related property described in the list attached as Exhibit "B" to the Indenture and such other items of machinery, equipment and related property as in the Company's judgment may be necessary for the operation of the Project and as shall from time to time prior to the Completion Date be specified in written orders from the Company to the County, all of which acquisitions and installations shall be made substantially in accordance with directions given by the Company. The Project Equipment shall be the property of the County and subject to the terms hereof.

     The County agrees that only such changes (other than those requested by the Company, which shall be made as requested) will be made in said plans and specifications as may be specified by the Project Supervisor. The County agrees that it will enter into, or accept the assignment of, such contracts as the Company may request in order to effectuate the purposes of this Section, but that it will not execute any other contract or give any order for the construction of the Building or for the acquisition and installation of the Project Equipment unless and until the Project Supervisor shall have approved the same in writing.

     The County agrees to complete construction of the Building as promptly as practicable after receipt of the proceeds from the sale of the Bonds, to continue said construction with all reasonable dispatch and to use its best efforts to cause said construction to be completed as soon as practicable, delays incident to strikes, riots, lockouts or other industrial disturbances, orders of the United States government or the State or any agency thereof, fires or explosions, acts of God or the public enemy beyond the reasonable control of the County only excepted, but if said construction is not completed within the time herein contemplated, there shall be no resulting liability on the part of the County and no diminution in or postponement or abatement of the purchase price payments and other payments required in Section 5.2 hereof to be made by the Company. The County agrees to effect the acquisition and installation of the Project Equipment as promptly as practicable after specification by the Company of the items to be installed and receipt of the installation schedule desired by the Company.

     Section 4.2.  AGREEMENT TO ISSUE BONDS; APPLICATION OF BOND PROCEEDS.
In order to provide funds for the payment of the cost of the acquisition, construction and installation called for in Section 4.1 (including capitalized interest), the County agrees that as soon as possible it will authorize, validate, sell and cause to be delivered to the purchaser or purchasers thereof, the Bonds, bearing interest and maturing as set forth in Article II of the Indenture, at a price to be approved by the Company plus accrued interest (if any) to the date of delivery of the Bonds, and it will thereupon immediately deposit all accrued interest (if any) received upon the sale of the Bonds in the Bond Fund and will immediately deposit the balance of the proceeds from said sale in the Construction Fund.

     Section 4.3. DISBURSEMENTS FROM THE CONSTRUCTION FUND. The County will in the Indenture authorize and direct the Trustee to use the moneys in the Construction Fund for the following purposes but, subject to the provisions of
Section 4.9, for no other purposes:

           (a) payment of the initial or acceptance fee of the Trustee and reasonable fees and expenses of its Counsel, the fees for recording the deeds whereby the appropriate title in and to the Project Land has been conveyed and assigned to the County, payments for title examination and insurance, and any title curative documents that either the Company or the County's Counsel may deem desirable to file for record in order to perfect or protect the title of the County in and to the Project Land and the fees and expenses in connection with any actions or proceedings that either the Company or the County's Counsel may deem desirable to bring in order to perfect or protect the title of the County in and to the Project Land;

           (b) payment to the Company and the County, as the case may be, of such amounts, if any, as shall be necessary to reimburse the Company and the County in full for all advances and payments made by them or either of them prior to or after the date of issuance and delivery of the Bonds for expenditures in connection with acquisition by the County of appropriate title in and to the Project Land (including the cost of such acquisition and of any rights-of-way for the purpose of providing access to and from the Project Land), clearing the Project Land, site improvement, the preparation of plans and specifications for the Project (including any preliminary study or planning of the Project or any aspect thereof), the construction of the Building, the acquisition and installation of the Project Equipment and the acquisition, construction and installation necessary to provide utility services or other facilities including trackage to connect the Project with public transportation facilities, and all real or personal properties deemed necessary in connection with the Project, or any one or more of said expenditures (including architectural, engineering and supervisory services) with respect to any of the foregoing;

           (c) payment of, or reimbursement of the Company and the County for, the reasonable legal and accounting fees and expenses, financial consultants' fees, financing charges (including underwriting or placement fees) and printing and engraving costs incurred in connection with the authorization, sale and issuance of the Bonds, the preparation of this Agreement, the Guaranty, the Indenture, the Financing Statements and all other documents in connection therewith (including computer charges) and in connection with the acquisition of appropriate title in and to the Project Land, including fees for recording this Agreement, the Indenture and the Financing Statements and payment of the premium for any title insurance which may be obtained with respect to title in and to the Project Land;

           (d) payment of, or reimbursement of the Company and the County for, labor, services, materials, supplies and/or equipment used or furnished in site improvement and in the construction of the Building, all as provided in the plans and specifications therefor, payment for the cost of the acquisition and installation of the Project Equipment, payment for the cost of acquisition, construction and installation of utility services or other facilities including trackage to connect the Project with public transportation facilities, and all real and personal properties deemed necessary in connection with the Project and payment for the miscellaneous expenses incidental to any of the foregoing;

           (e) payment of, or reimbursement of the Company and the County for, the fees, if any, for architectural, engineering and supervisory services with respect to the Project;

           (f) payment of, or reimbursement of the Company and the County for, as such payments become due, the reasonable fees and expenses of the Trustee, the Bond Registrar, the paying agent(s) and the reasonable fees and expenses of their Counsel properly incurred under the Indenture that may become due during the Construction Period and payment into the Bond Fund of sufficient moneys to pay interest on the Bonds accruing during the Construction Period;

           (g) to such extent as they shall not be paid by a supplier or contractor for construction or installation with respect to any part of the Project, payment of the premiums on all insurance required to be taken out and maintained hereunder during the Construction Period, or reimbursement thereof if paid by the Company under Section 6.4;

           (h) payment of the taxes, assessments and other charges, if any, referred to in Section 6.3 hereof that may become payable with respect to the Project during the Construction Period;

           (i) payment of expenses incurred with approval of the Company in seeking to enforce any remedy against any supplier, contractor or subcontractor in respect of any alleged default under a contract relating to the Project;

           (j) payment of, or reimbursement of the Company and the County for any other legal and valid costs and expenses relating to the Project; and

           (k) all moneys remaining in the Construction Fund (including moneys earned on investments made pursuant to the provisions of Section 4.9) after the Completion Date and payment in full of the costs of the construction of the Building and the acquisition and installation of the Project Equipment, and after payment of all other items provided for in the preceding subsections of this Section then due and payable, shall at the direction of the Company be (i) used by the Trustee for the immediate redemption of Bonds or the purchase of Bonds for the purpose of cancellation, or (ii) paid into the Bond Fund, or (iii) a combination of (i) and (ii) as is provided in such direction, provided that amounts approved by the Authorized Company Representative and Authorized County Representative shall be retained by the Trustee in the Construction Fund for payment of costs not then due and payable. Any balance remaining of such retained moneys after full payment of all such Project Costs shall be used by the Trustee as directed by the Company in the manner specified in clauses (i), (ii) or
      (iii) of this subsection. The County and the Company agree with the holders of the Bonds and the interest coupons (if any) appertaining thereto that substantially all of the Bond proceeds will be used for the purposes set out in Section 103(b)(6) of the Code to the end that the interest on the Bonds shall be and remain exempt from Federal income taxation. Should Bond proceeds remain in the Construction Fund after the Completion Date in an amount in excess of $494,000, no such excess shall be transferred to the Bond Fund unless an opinion of a firm of nationally recognized bond attorneys satisfactory to the Trustee is obtained stating that such transfer will not jeopardize the tax-exempt status of interest payable on the Bonds.

           The payments specified in subsections (a) through (j) of this Section (other than the payment of interest on the Bonds accruing prior to the Completion Date) shall be made by the Trustee only upon receipt of the following:

           (1)  a written requisition for such payment signed by
      (i) the Authorized County Representative, and (ii) the Authorized Company Representative or (in lieu of the Authorized Company Representative) the Project Supervisor;

           (2) a certificate by the Persons signing such requisition certifying:

                 (i) that an obligation in the stated amount has been incurred by or on behalf of the County;

                 (ii) that such obligation is a proper charge against the Construction Fund and has not been paid, and specifying the purpose and circumstances of such obligation in reasonable detail and to whom such obligation is owed, accompanied by a bill or statement of account for such obligation;

                 (iii) that they have no notice of any vendors', materialmen's, mechanics', suppliers' or other similar liens or right to liens, chattel mortgages or conditional sales contracts, or other contracts or obligations (other than those being contested in good faith as permitted in Section 6.1(c)) which should be satisfied or discharged before payment of such obligation is made; and

                 (iv) that such requisition contains no request for payment on account of any portion of such obligation which the County is, as of the date of such requisition, entitled to retain under retained percentage agreements; and

           (3) with respect to any such requisition for payment for labor, services, material, supplies and/or equipment, an additional certificate, signed by the Project Supervisor, certifying that insofar as such obligation was incurred for work, material, supplies or equipment in connection with the acquisition, construction and installation of the Project, such labor was actually performed in a satisfactory manner and such material, supplies and/or equipment were actually used in or about the construction or delivered at the site of the Project for that purpose. If any such requisition for material, supplies or equipment requires reimbursement for such item to the Company, such requisition shall include any bill of sale necessary to convey title in and to such item to the County.

           In approving or certifying any requisition under this Section, the County may rely as to the completeness and accuracy of all statements in such requisition upon the approval of or certification to such requisition by the Authorized Company Representative and/or the Project Supervisor, as the case may be, and the Company hereby agrees to indemnify and save harmless the County, its officers, agents and employees and members of the Board from any liability incurred in connection with any requisition so approved or certified.

           In making any such payment from the Construction Fund, the Trustee may rely on any such requisition and any such certificates delivered to it pursuant to this Section, and the Trustee shall be relieved of all liability with respect to making such payments in accordance with such requisitions and such supporting certificate or certificates without inspection of the Project or any other investigation.

     The County and the Company agree for the benefit of each other and for the benefit of the holders of the Bonds that the proceeds of the Bonds will not be used in any manner which would result in the loss of the exemption from Federal income taxation of the interest on the Bonds claimed under Section 103(b)(6) of the Code.

     Section 4.4. OBLIGATION OF THE PARTIES TO COOPERATE IN FURNISHING DOCUMENTS TO TRUSTEE. The County and the Company agree to cooperate with each other in furnishing to the Trustee the documents referred to in Section 4.3 that are required to effect payments out of the Construction Fund and to cause such requisitions and certificates to be directed by the Authorized County Representative, the Authorized Company Representative and the Project Supervisor to the Trustee as may be necessary to effect such payments. Such obligation of the County and the Company is subject to any provisions hereof or of the Indenture requiring additional documentation with respect to payments and shall not extend beyond the moneys in the Construction Fund available for payment under the terms of the Indenture.

           Section 4.5. ESTABLISHMENT OF COMPLETION DATE. The Completion Date shall be evidenced to the Trustee by a certificate signed by the Project Supervisor stating that, except for amounts retained by the Trustee for Project costs not then due and payable as provided in Section 4.3(k),

           (a) construction of the Building has been completed substantially in accordance with the plans and specifications therefor and all labor, services, materials, supplies and/or equipment used in such construction have been paid for,

           (b) all other facilities necessary in connection with the Project have been acquired, constructed and installed substantially in accordance with the plans and specifications therefor and all costs and expenses incurred in connection therewith have been paid,

           (c) the Project Equipment has been acquired and installed to his satisfaction, the Project Equipment so acquired and installed together with any other machinery, equipment and related property provided and installed in the Building or on the Project Land by the Company is suitable and sufficient for the efficient operation of the Project and all costs and expenses incurred in the acquisition and installation of the Project Equipment and other machinery, equipment and related property have been paid, and

           (d) a certificate of occupancy, if required, and any other permissions required of governmental authorities for the occupancy of the Project have been obtained.

Notwithstanding the foregoing, such certificate by the Project Supervisor shall state that it is given without prejudice to any rights against third parties which exist on the date of such certificate or which may subsequently come into being. The County and the Company agree to cooperate one with the other in causing such certificate to be furnished to the Trustee.

           Section 4.6.  COMPANY REQUIRED TO PAY PROJECT COSTS IF
CONSTRUCTION FUND INSUFFICIENT. If the moneys in the Construction Fund available for payment of the costs of the Project should not be sufficient to pay the costs thereof in full, the Company agrees to complete the Project and to pay all that portion of the costs of the Project as may be in excess of the moneys available therefor in the Construction Fund. The County does not make any warranty, either express or implied, that the moneys which will be paid into the Construction Fund and which, under the provisions hereof, will be available for payment of the costs of the Project, will be sufficient to pay all the costs which will be incurred in that connection. The Company agrees that if after exhaustion of the moneys in the Construction Fund the Company should pay any portion of the costs of the Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the County or from the Trustee or from the holders of any of the Bonds, nor shall it be entitled to any diminution in or postponement or abatement of the purchase price payments and other payments required to be made pursuant to Section 5.2 hereof.

           Section 4.7. PROJECT SUPERVISOR. Lee L. Gross is hereby designated as the Project Supervisor for the purpose of taking all actions and making all certificates required to be taken and made by the Project Supervisor under the provisions hereof. If the Project Supervisor should become unavailable or unable to take any action or make any certificate provided for herein, another Project Supervisor and/or an Alternate Project Supervisor shall thereupon be appointed by the County pursuant to designation for that purpose made by the Company.

           Section 4.8. COUNTY TO PURSUE REMEDIES AGAINST SUPPLIERS, CONTRACTORS AND SUBCONTRACTORS AND THEIR SURETIES. At the direction and sole cost of the Company (to the extent that such cost is not payable and actually paid from the Construction Fund), the County will promptly proceed, either separately or in conjunction with others, to exhaust the remedies of the County against any defaulting supplier, contractor or subcontractor and against any surety therefor, for the performance of any contract made in connection with the Project. If the Company shall so notify the County, the Company may, in its own name or in the name of the County, prosecute or defend any action or proceeding or take any other action involving any such supplier, contractor, subcontractor or surety which the Company deems reasonably necessary, and in such event the County agrees to cooperate fully with the Company and to take all action necessary, to the extent it might lawfully do so, to effect the substitution of the Company for the County in any such action or proceeding. In addition, the County recognizes that it may be entitled to a refund of certain sales, use or other taxes levied and paid on goods and merchandise which are used in the construction of the Project and which become an integral part thereof. The County agrees that it will, at the request and expense of the Company, take all necessary action to obtain any such refund to which, in the opinion of Independent Counsel, it is entitled.
Any moneys recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing prior to the Completion Date shall be paid into the Construction Fund and after the Completion Date shall be paid into the Bond Fund.

           Section 4.9. INVESTMENT OF CONSTRUCTION FUND MONEYS PERMITTED. Any moneys held in the Construction Fund shall be invested or reinvested by the Trustee upon the written request and direction of the Company in such investments as are now or may hereafter be permitted for investment of bond proceeds by the laws of the State. Such investments shall be made upon written direction of the Authorized Company Representative and shall mature in such amounts and at such times as may be necessary to provide funds when needed to make payments from the Construction Fund. The Trustee may make any and all such investments through its own bond department. Any interest or gain received from such investments shall be credited to and held in the Construction Fund, and any loss from such investments shall be charged against the Construction Fund and paid by the Company.


                                   ARTICLE V.

                         TERM OF THIS AGREEMENT; USE OF
                         ------------------------------
                      THE PROJECT; PROVISIONS FOR PAYMENT
                      -----------------------------------

           Section 5.1. TERM OF THIS AGREEMENT; USE OF THE PROJECT. This Agreement shall become effective upon its execution and delivery and shall remain in full force and effect, subject to the other provisions hereof (including particularly Articles X, XI and XII), up to and including midnight, September 1, 2004, or if at said time and on said date all of the Bonds have not been paid in full, then on such date as such payment shall have been made.

     The County does hereby agree that it will not take any action, other than pursuant to Article X hereof, to prevent the Company from having exclusive possession, use and enjoyment of the Project during the term of this Agreement and will, at the request of the Company, and at the Company's expense, cooperate with the Company in order that the Company may have exclusive possession, use and enjoyment of the Project, subject to the right of the County to make such use of the Project Land as is necessary to acquire, construct and install the Project in the manner more fully set forth in Article IV hereof.

     Section V.2. BASIC PAYMENTS REQUIRED OF COMPANY. The Company hereby agrees to make the payments required hereunder directly to the Trustee for the account of the County in the following manner: At least one (1) business day before March 1, 1980 and at least one (1) business day before each March 1 and September 1 in each year thereafter until the principal of and the interest on the Bonds shall have been paid in full, the Company shall pay to the Trustee as the purchase price for the Project (i) if such date is September 1, a sum of money equal to the amount payable on such date as principal of (whether at stated maturity or by mandatory sinking fund redemption as provided in Section 305 of the Indenture) and interest on the Bonds, as provided in the Indenture, and (ii) if such date is March 1, a sum of money equal to the amount payable on such date as interest on the Bonds, as provided in the Indenture. In any event each payment under this Section shall be sufficient to pay the total amount of principal (whether at stated maturity or by mandatory sinking fund redemption as provided in Section 305 of the Indenture) and interest payable on such semiannual interest payment date, and if at any semiannual interest payment date the amount of money available in the Bond Fund is insufficient to make required payments of principal (whether at stated maturity or by mandatory sinking fund redemption as provided in Section 305 of the Indenture) and interest on such date, the Company shall forthwith pay to the Trustee the amount of any such deficiency.

     Anything herein to the contrary notwithstanding, any amount of money at any time held by the Trustee in the Bond Fund shall be credited against the next succeeding payment, and such credit shall reduce the payment to be made by the Company; and, further, if the amount held by the Trustee in the Bond Fund should be sufficient to pay at the times required the principal of and the interest on the Bonds then remaining unpaid, the Company shall not be obligated to make any further payments under the provisions of this Section.

     The Company agrees to pay to the Trustee until the principal of and the interest on the Bonds shall have been paid in full (i) an amount equal to the annual fee of the Trustee for the

Ordinary Services of the Trustee rendered and its Ordinary Expenses incurred under the Indenture, (ii) the reasonable fees and charges of the Trustee and any other paying agent for acting as paying agent as provided in the Indenture, as and when the same become due, and (iii) the reasonable fees and charges of the Trustee for Extraordinary Services rendered by it and Extraordinary Expenses incurred by it, as and when the same become due; provided, that the Company may, without precipitating an event of default hereunder, withhold such payment to contest in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any such fees, charges or expenses.

     If the Company should fail to make any of the payments required in this Section, the item or installment which the Company has failed to make shall continue as an obligation of the Company until the same shall have been fully paid, and the Company agrees to pay the same with interest thereon at the rate of eight per centum (8%) per annum until paid.

     Section 5.3. PLACE OF PAYMENTS. The purchase price payments provided for in Section 5.2 and the interest on delinquent payments shall be paid directly to the Trustee for the account of the County and will be deposited in the Bond Fund. The other payments provided for in Section 5.2 shall be paid directly to the Trustee for its own use or for disbursement to any other paying agent, as the case may be.

     Section 5.4. OBLIGATIONS OF COMPANY HEREUNDER ABSOLUTE AND UNCONDITIONAL. The obligations of the Company to make the purchase price payments and other payments required in Section 5.2 and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional. Until such time as the principal of and the interest on the Bonds shall have been paid in full, the Company (i) will not suspend or discontinue any payments provided for in Section 5.2 except to the extent the same have been prepaid,
(ii) will perform and observe all of its other agreements contained herein, and
(iii) except as provided in Sections 11.1, 11.2 and 12.1, will not terminate this Agreement for any cause, including, without limiting the generality of the foregoing, failure of the County to complete the Project, failure of the County's title in and to the Project or any part thereof, any acts and circumstances that may constitute failure of consideration, eviction or constructive eviction, destruction of or damage to the Project, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either or any failure of the County to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected herewith or with the Indenture. Nothing contained in this Section shall be construed to release the County from the performance of any of the agreements on its part herein contained; and if the County should fail to perform any such agreement, the Company may institute such action against the County as the Company may deem necessary to compel performance or recover its damages for nonperformance so long as such action shall not do violence to the agreements on the part of the Company contained in the preceding sentence. The Company may, however, at its own cost and expense and in its own name or in the name of the County, prosecute or defend any action or proceeding or take any other action involving third Persons which the Company deems reasonably necessary in order to insure the acquisition, construction and completion of the Project or to secure or protect its right of possession, occupancy and use hereunder, and in such event the County hereby agrees to cooperate fully with the Company and to take all lawful action which is required to effect the substitution of the Company for the County in any such action or proceeding if the Company shall so request.

     Nothing contained herein shall be construed to be a waiver of any rights which the Company may have against the County under this Agreement, or against other Persons under this Agreement, the Indenture, or otherwise, or under any provision of law.

     Section 5.5. COMPANY'S PERFORMANCE UNDER INDENTURE. The Company agrees, for the benefit of the holders from time to time of the Bonds, to do and perform all acts and things contemplated in the Indenture to be done or performed by it.


                                 ARTICLE VI.

               MAINTENANCE, MODIFICATIONS, TAXES AND INSURANCE

     Section 6.1. MAINTENANCE AND MODIFICATION OF PROJECT BY COMPANY. (a) Throughout the term of this Agreement the Company shall at its own expense (i) keep the Project in as safe condition as the operation thereof will reasonably permit, and (ii) keep the Building and the Project Equipment and all other improvements forming a part of the Project in good repair and in good operating condition, making from time to time all reasonably necessary repairs thereto and renewals and replacements thereof.

     (b) The Company may from time to time, in its sole discretion and at its own expense, make any additions, modifications or improvements to the Project, including installation of additional machinery, equipment and related property in the Building or on the Project Land, which it may deem desirable for its business purposes; provided that all such additions, modifications and improvements do not adversely affect the structural integrity of the Building and are located wholly within the boundary lines of the Project Land. All machinery, equipment and related property so installed by the Company shall remain the sole property of the Company in which neither the County nor the Trustee shall have any interest and may be modified or removed at any time while there exists no event of default hereunder; provided, that any damage to the Project occasioned by such modification or removal shall be repaired by the Company at its own expense.

        (c) The Company shall not permit any mechanics', materialmen's, suppliers', vendors' or other similar lien to be established or remain against the Project for labor or materials furnished or services rendered in connection with any additions, modifications, improvements, repairs, renewals or replacements so made by it; provided, that if the Company shall first notify the Trustee of its intention so to do, the Company may in good faith contest any mechanics', materialmen's, suppliers', vendors' or other similar lien filed or established against the Project and, in such event, may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom unless the County or the Trustee shall notify the Company that, in the opinion of Independent Counsel, by nonpayment of any such items the lien or security interests afforded by this Agreement or the Indenture as to any part of the Project or the purchase price payments, other payments and revenues from the Project will be materially endangered or the Project or any part thereof or the purchase price payments, other payments and revenues from the Project will be subject to loss or forfeiture, in which event the Company shall promptly pay or bond (if legally permissible) and cause to be satisfied and discharged all such unpaid items. The County will cooperate fully with the Company in any such contest.

        Section 6.2. REMOVAL OF PROJECT EQUIPMENT. The County shall not be under any obligation to renew, repair or replace any inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary Project Equipment. If the Company in its sole discretion determines that any such items of Project Equipment have become inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary for its purposes at such time, the Company may remove such items from the Building and the Project Land and (on behalf of the County) sell, trade in or otherwise dispose of them (as a whole or in part) without any responsibility or accountability to the County or the Trustee therefor, provided that the Company shall either:

           (a) substitute (either by direct payment of the costs thereof or by advancing to the County the moneys necessary therefor) and install anywhere in the Building or on the

      Project Land other machinery,  equipment or related property having equal or greater utility (but not necessarily having the same function or value) in the operation of the Building as a modern industrial facility (provided such removal and substitution shall not impair operating unity), all of which substituted machinery, equipment or related property shall be free of all liens and encumbrances (other than Permitted Encumbrances) but shall become a part of the Project Equipment; or

           (b) not make any such substitution and installation, provided (i) that in the case of the sale of any such machinery, equipment or related property to anyone other than itself or in the case of the scrapping thereof, the Company shall pay into the Bond Fund the proceeds from such sale or the scrap value thereof, as the case may be, (ii) that in the case of the trade-in of such machinery, equipment or related property for other machinery, equipment or related property not to be installed in the Building or on the Project Land, the Company shall pay into the Bond Fund the amount of the credit received by it in such trade-in, and (iii) that in the case of the sale of any such machinery, equipment or related property to the Company or in the case of any other disposition thereof, the Company shall pay into the Bond Fund an amount equal to the original cost thereof less depreciation using methods and rates calculated in accordance with generally accepted accounting principles.

The removal from the Project of any portion of the Project Equipment pursuant to the provisions of this Section shall not entitle the Company to any diminution in or postponement or abatement of the purchase price payments and other payments required to be made pursuant to Section 5.2.

      The Company shall promptly report to the Trustee each such removal, substitution, sale, trade-in or other disposition and shall pay to the Trustee such amounts as are required by the provisions of the preceding subsection (b) of this Section to be paid into the Bond Fund promptly after the sale, trade-in or other disposition requiring such payment; provided, however, that no such report and payment need be made until the amount to be paid into the Bond Fund on account of all such sales, trade-ins or other dispositions not previously reported aggregates at least $50.000. The Company shall not remove or permit the removal of any item of Project Equipment except in accordance with the provisions of this Section.

      The Company shall deliver to the County appropriate documents conveying to the County title to any machinery, equipment or related property installed or placed in the Building or upon the

Project Land pursuant to this Section, and upon the request of the Company, the County shall deliver or cause or direct the Trustee to deliver to the Company appropriate documents conveying to the Company title to any property removed from the Project pursuant to this Section and releasing the same from the lien of the Indenture and cancelling any security interest with respect thereto. The Trustee shall take or cause to be taken such action, if any, as may be necessary to perfect a security interest with respect to any property placed in the Building or upon the Project Land and pursuant to this Section.

        Section 6.3.  TAXES, OTHER GOVERNMENTAL CHARGES AND UTILITY CHARGES.
The County and the Company acknowledge that under present law no part of the fee simple title in and to the Project owned by the County is subject to ad valorem taxation by the State or by any political or taxing subdivision thereof, and that under present law the income and profits (if any) of the County from the Project are not subject to either Federal or State taxation. The Company shall pay, as the same become lawfully due and payable, (i) all taxes and governmental charges of any kind whatsoever upon or with respect to the interest held by the Company hereunder, (ii) all taxes and governmental charges of any kind whatsoever upon or with respect to the Project or any machinery, equipment or related property installed or brought by the Company therein or thereon (including, without limiting the generality of the foregoing, any taxes levied
upon or with respect to the income or profits of the County from the    Project
which, if not paid, will become a lien on the Project prior to or on a parity with the security interest created hereunder or the lien created by the Indenture or a charge on the purchase price payments, other payments and revenues from the Project prior to or on a parity with the security interest therein and the pledge or assignment thereof created and made in the Indenture),
(iii) all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project, and (iv) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project; provided, that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Company shall be obligated to pay only such installments as are required to be paid during the term of this Agreement.

        The Company may, at its own expense and in its own name and behalf or in the name and behalf of the County, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom unless the County or the Trustee shall notify the Company that, in the opinion of Independent Counsel, by nonpayment of any such items the lien or security interests afforded by this Agreement and/or the Indenture as to any part of the Project or the purchase price payments, other payments and revenues derived from the Project will be materially endangered or the Project or any part thereof will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly. The County shall cooperate fully with the Company in any such contest. If the Company shall fail to pay any of the foregoing items required by this Section to be paid by the Company, the County or the Trustee may (but shall be under no obligation to) pay the same and any amounts so advanced therefor by the County or the Trustee shall become an additional obligation of the Company to the one making the advancement, which amounts, together with interest thereon at the rate of eight per centum (8%) per annum from the date thereof, the Company agrees to pay.

           Section 6.4. INSURANCE REQUIRED. Throughout the term of this Agreement the Company shall keep the Project continuously insured against such risks as are customarily insured against by businesses of like size and type (other than business interruption insurance), paying (except as provided in Section 4.3(g)) as the same become due all premiums in respect thereto, including but not necessarily limited to:

           (a) insurance to the full insurable actual cash value of the Project as determined by the Company against (i) loss from damage by fire and lightning, with uniform standard extended coverage endorsement limited only as may be provided in the standard form of extended coverage endorsement at the time in use in the State (provided that such insurance may provide for a deductible provision of not in excess of $100,000 with respect to direct damage applicable to each separate instance of loss insured against), and (ii) in time of war in which the United States of America is a belligerent, against loss from the risks and hazards of war, if such insurance is then reasonably obtainable and generally carried by owners of facilities of like nature in the State; and

           (b) if the Project is comprised in part of a boiler (or boilers) and/or a pressure vessel (or pressure vessels), boiler and pressure vessel (including pressure pipes) explosion insurance in an amount at least equal to $5,000,000 (with deductible provisions not to exceed $1,000) against loss from damage with respect to all boilers and pressure vessels and pressure pipes which may be installed in the Project; and

           (c) general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Project and the adjoining streets, sidewalks and passageways, such insurance to afford protection of not less than $1,000,000 aggregate per occurrence for personal injury, bodily injury and death, and not less than $50,000 with respect to property damage resulting from any one occurrence and the policies evidencing such insurance may provide that the Company shall be self-insured as it deems prudent in connection with each separate claim insured against. Such self-insurance may, at the Company's option, be taken directly as a deductible or indirectly under any type of retrospective rating arrangement between the Company and such insurer as it may select; and

           (d) during the Construction Period and throughout the term of this Agreement, the Company shall maintain, or cause to be maintained, in connection with the Project, Worker's Compensation Coverage required by then applicable law.

           Section 6.5. APPLICATION OF NET PROCEEDS OF INSURANCE. The Net Proceeds of the insurance carried pursuant to the provisions of Section
6.4 shall be applied as follows: (1) the Net Proceeds of the insurance required in Sections 6.4(a) and (b) shall be applied as provided in Section 7.1, and (ii) the Net Proceeds of the insurance required in Sections 6.4(c) and (d) shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

           Section 6.6. ADDITIONAL PROVISIONS RESPECTING INSURANCE. All insurance required in Section 6.4 shall be taken out and maintained in generally recognized responsible insurance companies selected by the Company (including any insurance company owned or controlled by the Guarantor). All policies evidencing such insurance shall provide for payment of the losses for coverage required by Sections 6.4(a) and (b) to the County, the Company and the Trustee as their respective interests may appear, and the policies required by
Section 6.4(a) and (b) shall contain standard mortgage clauses requiring that so long as any of the Bonds are outstanding all Net Proceeds of insurance resulting from any claim for loss or damage covered thereby be paid to the Trustee if the amount of Net Proceeds when added to any applicable deductible amount relating to said claim exceeds $100,000; provided, however, that all claims regardless of amount may be adjusted by the Company with the insurers, subject to approval of the Trustee, which approval shall not be unreasonably withheld, as to settlement of any claim which is in an amount which would require payment to the Trustee as aforesaid. The insurance hereby required may be contained in blanket policies now or hereafter maintained by the Company.

     All such policies, or a certificate or certificates of the insurers that such insurance is in force and effect, shall be deposited with the Trustee and shall contain a provision that such policy may not be cancelled unless the Trustee is notified at least ten (10) days prior to cancellation; and at least ten (10) days prior to expiration of any such policy, the Company shall furnish the Trustee with evidence satisfactory to the latter that the policy has been renewed or replaced or is no longer required hereby.

     Section 6.7. OTHER COUNTY EXPENSES. Anything to the contrary herein notwithstanding, the Company shall pay any reasonable and necessary expenses not specifically mentioned herein which are incurred by the County in connection with the Project, this Agreement, the Indenture, the Financing Statements or the Bonds, and which are not payable from the Construction Fund pursuant to Section 4.3.

     Section 6.8. ADVANCES BY COUNTY OR TRUSTEE. If the Company fails to maintain the full insurance coverage required hereby or fails to keep the Project in as safe condition as its operating conditions will reasonably permit, or fails to keep the Building and the Project Equipment in good repair and good operating condition, the County or the Trustee may (but unless satisfactorily indemnified shall be under no obligation to) take out the required policies of insurance and pay the premiums on the same or make the required repairs, renewals and replacements; and all amounts so advanced therefor by the County or the Trustee will become an additional obligation of the Company to the one making the advancement, which amounts, together with interest thereon at the rate of eight per centum (8%) per annum from the date thereof, the Company agrees to pay.

     Section 6.9. INDEMNIFICATION OF COUNTY AND TRUSTEE. The Company shall indemnify and save the County and the Trustee harmless against and from all claims by or on behalf of any Person arising from the conduct or management of, or from any work or thing done on, the Project during the term of this Agreement, and against and from all claims arising during the term of this Agreement from (a) any condition of the Project caused by the Company, (b) any failure on the part of the Company in the performance of any of its obligations hereunder, (c) any contract entered into in connection with the acquisition, construction and installation of the Project, (d) any act of negligence of the Company, or of any of its agents, contractors, servants, employees or licensees, and (e) any act of negligence of any assignee of the Company, or of any agent, contractor, servant, employee or licensee of any assignee of the Company. The Company shall indemnify and save the County and the Trustee harmless from and against all costs and expenses incurred in or in connection with any action or proceeding brought thereon, and upon notice from the County or the Trustee, the Company shall defend them or either of them in any such action or proceeding.

     Section 6.10. INVESTMENT CREDIT. The County agrees that any investment tax credit with respect to the Project or any part thereof shall be made available to the Company, and the County will fully cooperate with the Company in any effort by the Company to avail itself of any such investment tax credit, but, neither the County nor the Trustee shall have any responsibility or liability for the Company's failure to receive any such investment tax credit. The County agrees to cause the Trustee to cooperate in making any investment tax credit available to the Company.


                                  ARTICLE VII.

                      DAMAGE, DESTRUCTION AND CONDEMNATION
                      ------------------------------------

     Section 7.1. DAMAGE AND DESTRUCTION. Unless the Company shall have elected to exercise its option to prepay the payments required hereunder pursuant to the provisions of Section 11.1(a), if prior to payment in full of the Bonds the Project is damaged by fire or other casualty to such extent that the claim for loss (including any deductible amount pertaining thereto) resulting from such damage is greater than $100,000, the Company shall promptly give written notice thereof to the Trustee. All Net Proceeds of insurance resulting from claims for such losses shall be paid to and held by the Trustee in a trust account and invested in accordance with Section 702 of the Indenture, whereupon (i) the Company, or the County at the Company's direction, shall proceed promptly to replace, repair, rebuild or restore the property damaged or destroyed to substantially the same condition as existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Company and as will not impair operating unity of the Project or change its character to such an extent that its ownership by the County would not be permitted under the Act and (ii) the Trustee shall apply so much as may be necessary of the Net Proceeds of such insurance to the payment of the costs of such replacement, repair, rebuilding or restoration, either on completion
thereof or as the work progresses, as directed by the Company.   Each such
direction of the Company shall be accompanied by a certificate of an architect or engineer (who shall be selected by the Company and satisfactory to the Trustee) in charge of the replacement, repair, rebuilding or restoration, dated not more than thirty (30) days prior to such direction, setting forth in substance that (a) the sum then directed to be applied either has been paid by the Company, or is justly due, to contractors, subcontractors, materialmen, engineers, architects or other Persons who shall have rendered services or furnished materials or improvements for the replacement, repair, rebuilding or restoration therein specified; the names of such Persons; a brief description of such services or materials or
                                    - 29 -
improvements and the several amounts so paid or due to each of such Persons; and, a statement that none of the costs of the services or materials or improvements described in such certificate has been or is being made the basis, in any previous or then pending direction, for payment under this Section and that the sum then directed to be applied does not exceed the value of the services or materials or improvements described in the certificate, and (b) except for the amount, if any, stated (pursuant to (a) preceding) in such certificate to be due for services or materials or improvements, there is not outstanding any indebtedness known to the Persons signing such certificate which is then due for labor, services, wages, material, supplies and/or equipment in connection with the replacement, repair, rebuilding or restoration which, if unpaid, might become the basis of mechanics', materialmen's, suppliers', vendors' or other similar liens (other than those being contested in good faith as permitted in Section 6.1(c)) upon the Project or any part thereof. The Trustee may conclusively rely upon such direction and shall have no liability or responsibility for payments made pursuant to this Section in reliance thereon. If said Net Proceeds are not sufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Company shall nonetheless complete the same and shall pay that portion of the costs thereof in excess of the amount of said Net Proceeds or shall advance to the County and the Trustee the moneys necessary to complete said work, in which case the County shall proceed so to complete the work. The Company shall not, by reason of the payment of such excess costs (whether by direct payment thereof or advances to the County or the Trustee), be entitled to any reimbursement from the County or any diminution in or postponement or abatement of the purchase price payments and other payments required to be made pursuant to Section 5.2 hereof.

     Any balance of said Net Proceeds remaining after payment of all the costs of such replacement, repair, rebuilding or restoration shall be paid into the Bond Fund. If payment in full of the Bonds has been made, all Net Proceeds shall be paid to the Company.

     If prior to payment in full of the Bonds the Project is damaged by fire or other casualty to such an extent that the claim for loss (including any deductible amount pertaining thereto) resulting from such damage is not greater than $100,000, and such damage has not impaired operating units of the Project, the Company shall not be obligated to replace, repair, rebuild or restore the property damaged and may retain all Net Proceeds of insurance; provided, that if such damage impairs the operating unity of the Project, the Company, or the County at the Company's request, shall promptly replace, repair, rebuild or restore the property damaged and shall apply for such purpose so much as may be necessary of said Net Proceeds, notwithstanding that the claim for loss

(including any deductible amount pertaining thereto) resulting from such damage is not greater than $100,000, unless the Company shall have elected to exercise its option under Section 11.1(a).

           Section 7.2. CONDEMNATION. Unless the Company shall exercise its option to prepay the payments required hereunder pursuant to the provisions of
Section 11.1(b), if the title in and to, or the temporary use of, the Project or any part thereof shall be taken under the exercise of the power of eminent domain by any governmental body or by any other Person acting under governmental authority and the Net Proceeds of the condemnation award made in such eminent domain proceeding is greater than $100,000, the Company shall be obligated to continue to make the purchase price payments and other payments specified in Section 5.2 and the County shall cause the Net Proceeds received by it and the Trustee, from any such award, to be applied in one or more of the following ways as shall be directed in writing by the Company:

           (a) the restoration of the improvements of the Project to substantially the same condition as existed prior to the exercise of such power of eminent domain;

           (b) the acquisition, by construction or otherwise, by the County of other improvements suitable for the Company's operations at the Project (which improvements will be deemed a part of the Project, and available for use and occupancy by the Company without the making of any payments other than herein provided to the same extent as if such other improvements were specifically described herein and demised hereby); provided, that such improvements will be acquired by the County subject to no liens, security interests or encumbrances prior to the lien or security interests afforded by this Agreement and/or the Indenture, other than Permitted Encumbrances;

           (c) redemption of the Bonds at par together with accrued interest thereon to the date of redemption; provided, that no part of any such condemnation award may be applied for such redemption unless (1) all of the Bonds are to be redeemed in accordance with the Indenture upon the exercise of the option to purchase provided by Section 11.1(b), or (2) if less than all of the Bonds are to be redeemed, the Company shall furnish to the County and the Trustee a certificate of an Independent Engineer acceptable to the County and the Trustee stating (i) that the property forming a part of the Project that was taken in such eminent domain proceeding is not essential to the Company's use or occupancy of the Project, (ii) that the Project has been restored to a condition substantially equivalent to its condition prior to the taking in such eminent domain proceeding, or (iii) that improvements have been acquired which are suitable for the Company's operations at the Project as contemplated by the foregoing subsection (b) of this Section;

           (d) payment into the Bond Fund or, if payment in full of the Bonds has been made, to the Company.

      Unless the Company shall have elected to exercise its option provided by Section 11.1(b), within ninety (90) days from the date of entry of a final order in any eminent domain proceeding granting condemnation, the Company shall direct the County and the Trustee in writing as to which way or ways specified in this Section the Company elects to have the condemnation award applied. The direction of the Company shall, in the case of a restoration under Section 7.2(a) or the acquisition or construction of improvements under
Section 7.2(b), be accompanied by a certificate similar to that required in the second paragraph of Section 7.1. The Trustee may conclusively rely upon such direction and shall have no liability for payments made pursuant to this
Section in reliance thereon.

      If the title to, or the temporary use of, the Project or any part thereof shall be taken under the power of eminent domain by any governmental body or by any other Person acting under governmental power and the Net Proceeds of the condemnation award made in such eminent domain proceeding is not greater than $100,000 and such taking does not impair the operating unity of the Project, the Company shall be obligated to continue to make the purchase price payments and other payments specified in Section 5.2 but the Net Proceeds of the condemnation award need not be applied in one or more of the ways specified in the first paragraph of this Section 7.2 and said Net Proceeds shall be paid to the Company; provided, that if such taking impairs the operating unity of the Project, the Company shall be obligated to direct the County and the Trustee as to the way or ways specified in the first paragraph of this Section to have the Net Proceeds of the condemnation award applied, notwithstanding that such award is not greater than $100,000, unless the Company elects to exercise its option under Section 11.1(b).

      The County shall cooperate fully with the Company in the handling and conduct of any prospective or pending eminent domain proceeding with respect to the Project or any part thereof and shall, to the extent it may lawfully do so, permit the Company to litigate in any such proceeding in the name and on behalf of the County. In no event will the County voluntarily settle, or consent to the settlement of, any prospective or pending eminent domain proceeding with respect to the Project or any part thereof without the written consent of the Company.

     Section 7.3. CONDEMNATION OF COMPANY-OWNED PROPERTY. The Company shall be entitled to the proceeds of any condemnation award or portion thereof made for damages to or takings of its own property or for damages on account of the taking of or interference with the Company's rights to possession, use or occupancy of the Project.


                                 ARTICLE VIII.

                               SPECIAL AGREEMENTS
                               ------------------

     Section 8.1.  NO WARRANTY OF CONDITION OR SUITABILITY BY THE COUNTY.
The County makes no warranty, either express or implied, as to the condition of the Project or that it will be suitable for the Company's purposes or needs. The Company releases the County from, agrees that the County shall not be liable for and agrees to hold the County harmless against, any loss or damage to property or any injury to or death of any Person that may be occasioned by any cause whatsoever pertaining to the Project or the use thereof.

     Section 8.2. INSPECTION OF THE PROJECT. The Company agrees that the County and the Trustee and their duly authorized agents who are acceptable to the Company shall have the right at reasonable times during business hours. subject to the Company's usual safety, health, sanitary and security requirements for Persons on the Project Land, to enter upon the Project Land and to examine and inspect the Project without interference or prejudice to the Company's operations. The Company further agrees that the County and its duly authorized agents who are acceptable to the Company shall have such rights of access to the Project as may be reasonably necessary to cause to be completed the acquisition, construction and installation of the Project.

     Section 8.3. COMPANY TO MAINTAIN ITS CORPORATE EXISTENCE; EXCEPTIONS PERMITTED. The Company agrees that so long as any Bonds remain outstanding it shall maintain its corporate existence and shall not merge or consolidate with any other corporation and shall not transfer or convey all of its property, assets and licenses, or any substantial portion thereof; provided, however, the Company may, without violating any provision hereof, consolidate with or merge into another domestic corporation (i.e., a corporation incorporated and existing under the laws of one of the states of the United States of America or the District of Columbia) or permit one or more other domestic corporations to consolidate with or merge into it, or transfer all or substantially all of its assets to another domestic corporation, but only on condition that (i) the assignee corporation or the corporation resulting from or surviving such merger (if other than the Company) or consolidation or the corporation to which such transfer is made is in compliance with the terms of Section 8.4 and shall expressly assume in writing and agree to perform all of the Company's obligations hereunder, and
(ii) in connection with any such consolidation, merger or transfer there shall be filed with the County and the Trustee, a letter from the chief financial officer of the Company certifying that immediately after the consummation of such consolidation, merge or transfer the corporation resulting from or surviving such consolidation or merger or the corporation to which such transfer is made will have an aggregate stockholders' equity at least equal to 85% of the aggregate stockholders' equity of the Company on the date of such consolidation, merger or transfer. If the Company is the surviving corporation in such a merger, the express assumption referred to in (i) above shall not be required, but the letter of the chief financial officer of the Company shall be filed as indicated in (ii) above.

     The Company shall preserve and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

     Section 8.4. QUALIFICATION IN THE STATE. The Company warrants (except as may be otherwise permitted pursuant to the provisions of Section 8.3) that it is and throughout the term hereof it will continue to be a corporation either organized under the laws of the State or duly qualified to do business in the State as a foreign corporation.

     Section 8.5. ANNUAL AUDIT. An annual audit of the Guarantor and its consolidated subsidiaries made by an independent certified public accountant (or firm thereof) shall be furnished to the Trustee promptly upon its completion or a copy of the Guarantor's annual report to its stockholders shall be furnished to the Trustee if such annual report shall contain financial statements of substantially similar detail and similarly prepared and certified. The Company also agrees to furnish the Trustee a copy of each of the financial statements and reports which the Guarantor customarily furnishes to its stockholders at the same time as they are furnished to said stockholders.

     Section 8.6. GRANTING OF EASEMENTS. If no event of default shall have happened and be continuing, the Company may at any time or times cause to be granted easements, licenses, rights-of-way (temporary or perpetual and including the dedication of public highways) and other rights or privileges in the nature of easements with respect to any property included in the Project, and such grant will be free from any lien or security interest created by this Agreement and the Indenture, or the Company may cause to be released existing easements, licenses, rights-of-way and other rights or privileges in the nature of easements, held with respect to any property included in the Project with or without consideration, and the County agrees that it shall execute and deliver and will cause and direct the Trustee to execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right-of-way or other right or privilege upon receipt of: (i) a copy of the instrument of grant or release and (ii) a written application signed by the president or any vice president of the Company requesting the and delivery of such instrument and stating (1) that such grant or release is not detrimental to the proper conduct of the business of the Company and (2) that such grant or release will not impair the effective use or interfere with the operation of the Project and will not materially weaken, diminish or impair the security intended to be given by or under this Agreement and the Indenture.

           Section 8.7. REPRESENTATIONS AND AGREEMENTS OF COMPANY AND COUNTY WITH RESPECT TO CAPITAL EXPENDITURES. The County is issuing the Bonds pursuant to an election made by it under Section 103(b)(6)(D) of the Code. It is the intention of the parties hereto that the interest on the Bonds be and remain free from Federal income taxation, and to that end the County and the Company do hereby represent and agree with each other, the Trustee and each of the future holders of any Bonds or interest coupons appertaining thereto, as follows:

           (a) The Company and the County represent that there have never been issued any bonds with respect to "facilities" described in Section 103(c)(6)(E) of the Code which are located in the County, which bonds would be taken into account in determining the aggregate face amount of the Bonds as provided in Section 103(b)(6)(D)(ii) of the Code.

           (b) The Company further represents that the aggregate principal amount of Bonds being issued and capital expenditures heretofore made during the three-year period immediately preceding the issuance and delivery of the Bonds (other than those mentioned in Section 103(b)(6)(F) of the Code) with respect to "facilities" described in Section 103(c)(6)(E) of the Code which are located in the County, do not exceed $10,000,000.

           (c) The County and the Company agree that during the three-year period immediately following the date of the issuance and delivery of the Bonds, neither of them shall make or cause or permit to be made any capital expenditures (other than those mentioned in Section 103(b)(6)(F) of the Code) with respect to "facilities" described in Section 103(b)(6)(E) of the Code which are located in the County, which would cause the interest payable on the Bonds to be or become subject to Federal income taxation.

           (d) The Company further agrees that should the circumstances set forth in Sections 103(b)(6)(D) and (E) of the Code occur (during the six-year period referred to therein), either through the fault of the Company or though circumstances beyond the Company's control, and there shall occur a Determination of Taxability as defined in Section 8.8, the Company shall promptly prepay the purchase price of the Project as provided for in Section 12.1 and the Company and the County hereby agree that the County will use moneys received from such prepayment for the immediate redemption of all outstanding Bonds and otherwise as provided in Section 8.8.

           (e) The Company further agrees that on or before September 1, 1980, and on or before the first day of each September thereafter to and including September 1, 1983, it will furnish to the Trustee a certificate of the chief financial officer of the Company stating that during the period beginning three (3) years prior to the date of issuance and delivery of the Bonds and extending through the last day of the Company's most recently completed fiscal year prior to any such September 1 (or as to the certificate due September 1, 1983, extending through the day which is the third anniversary of the date of issuance and delivery of the Bonds), capital expenditures (including as capital expenditures for this purpose the principal amount of the Bonds) in excess of $10,000,000 (or any such larger amount as may at the time be permitted by law) have not been paid or incurred with respect to "facilities" described in said
      Section 103(b)(6)(E) of the Code which are located in the County.

           (f) The County and the Company further agree to comply fully, during the term hereof, with all effective rules, rulings and regulations promulgated by the Department of Treasury or the Internal Revenue Service, with respect to bonds issued under said Section 103(b)(6)(D) of the Code so as to maintain the tax-exempt status of the interest payable on the Bonds.

           Section 8.8. DETERMINATION AND EVENT OF TAXABILITY. If there occurs a "Determination of Taxability" ("Determination") as hereinafter defined, not later than six (6) months following the date of such Determination the Company shall accelerate payment of the purchase price payments and other payments due under Section 5.2 of this Agreement and shall pay to the Trustee as the

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


accelerated purchase price of the Project for deposit in the Bond Fund, the following:

           (a) For application by the Trustee to the redemption of Bonds outstanding on the date of such Determination and which will not mature or otherwise be redeemed prior to the redemption date provided for in this Section:

                 (i) the principal amount of each such Bond plus accrued interest to such redemption date; plus

                 (ii) an additional amount equal to the interest payable on each such Bond for each year, or any part thereof, which elapses from the occurrence of the related "Event of Taxability" ("Event") as hereinafter defined to and through such redemption date.

           (b) To be paid by the Trustee to the holders of Bonds outstanding on the date of the Determination which will mature or will be redeemed prior to the redemption date provided for in this Section an amount equal to the interest payable on each such Bond for each year, or any part thereof, which shall have elapsed from the occurrence of the Event to and through the date of stated maturity of such Bond or through the date of redemption of such Bond prior to the redemption date provided for in this Section.

           Such purchase price shall also include expenses of redemption and the fees and expenses of the Trustee and the paying agent(s).

           An "Event of Taxability" shall mean the incurring of capital expenditures in excess of those permitted in Section 103(b)(6)(D) of the Code, or the taking of any action by the Company (or the failure to take any action), or the making by the Company of any misrepresentation herein or in any certificate required to be given in connection with the issuance, sale or delivery of the Bonds, which has the effect of causing the interest payable on the Bonds to become includable in the gross income of the holders of the Bonds (other than a holder who is a "substantial user" or "related person" as such terms are used in Section 103(b) of the Code).

           A "Determination of Taxability" shall be deemed to have occurred on the first to occur of the following:

           (a) on that date when the Company files (in compliance with its obligations hereunder) any statement, supplemental statement or other tax schedule, return or document (whether pursuant to Treasury Regulations
      Section 1.103-10(b)(2)(vi),
      as the same may be amended or supplemented, or otherwise) which discloses that an Event shall have occurred (a "Supplemental Statement");

           (b) on that date when the Company is advised in writing by the Commissioner or any District Director of Internal Revenue that, based upon the filings of the Company hereunder, or upon any review or audit of the Company, or upon any other ground whatsoever, an Event shall have occurred;

           (c) on that date when the Company receives notice from the Trustee that the Trustee has been advised by (i) any bondholder that the Internal Revenue Service has assessed as includable in the gross income of such bondholder the interest on his Bonds due to the occurrence of an Event, or (ii) the Commissioner or any District Director of Internal Revenue that the interest on the Bonds is includable in the gross income of any taxpaying bondholder due to the occurrence of an Event;

           (d) on that date when the Company is advised in writing by the Commissioner or any District Director of Internal Revenue that there has been issued a public or private ruling of the Internal Revenue Service or a technical advice memorandum issued by the national office of the Internal Revenue Service in which the Company has participated or has been given the opportunity to participate, that the interest on the Bonds is includable in the gross income of any taxpaying bondholder due to the occurrence of an Event; or

           (e) on that date when the Company is advised in writing that a final Determination from which no further right of appeal exists by a court of competent jurisdiction in the United States of America in a proceeding with respect to which the Company has been given written notice and an opportunity to participate and defend that the interest on the Bonds is includable in the gross income of any taxpaying bondholder due to the occurrence of an Event;

provided, however, no Determination shall occur unless the Company has been afforded the opportunity, at its expense, to contest any such conclusion and/or assessment and, further, no Determination shall occur until such contest, if made, has been finally determined.

      The Company shall give prompt written notice to the County and the Trustee of (a) the filing by the Company of any Supplemental Statement, and (b) its receipt of any oral or written advice from the Internal Revenue Service that an Event has occurred.

      Promptly upon learning of the occurence of one or more of the events described in (a) through (e) above (whether or not the same is being contested), the Trustee shall cause notice thereof to be given to the bondholders in the same manner as is provided in the Indenture for notices of redemption. In such notice to bondholders, the Trustee may make provisions for obtaining advice from bondholders, in such form as shall be deemed appropriate, respecting relevant assessments made on such bondholders by the Internal Revenue Service, so as to be able, if appropriate, to verify the existence, present or future, of a Determination.

     Not later than six (6) months after the date of a Determination, the Company shall instruct the Trustee to apply the accelerated purchase price payments paid by the Company as a result of such Determination, or, the earliest possible date after the giving of the required notice of redemption under the Indenture, to the redemption of Bonds or to the payment to the holders of Bonds which will mature or will be redeemed prior to the redemption date provided for in this Section, all in accordance with the requirements hereinbefore set forth in this Section. A copy of such instructions shall be forwarded by the Company to the County.

     Upon the redemption date provided for in this Section, and provided there has been deposited with the Trustee the total amount as required, such amount shall constitute the total compensation due the County and the holders of the Bonds as a result of an occurrence of such Determination, and the Company shall not be deemed to be in default hereunder by reason of the occurrence of such Determination.

     Section 8.9. GRANT OF SECURITY INTEREST IN PROJECT EQUIPMENT. As security for the purchase price payments and all other payments which shall be or become due and payable hereunder, the Company hereby grants to the County a security interest in the Project Equipment and all proceeds thereof and general intangibles relating thereto. The security interest granted in this Section shall not attach to any of the Project Equipment until the same is located in the State.


                                  ARTICLE IX.

                 ASSIGNMENT, MORTGAGING AND SELLING; REDEMPTION
                 ----------------------------------------------

     Section 9.1. ASSIGNMENT. This Agreement may be assigned by the Company without the necessity of obtaining the consent of the County or the Trustee, subject, however, to the following conditions:

           (a) no assignment (other than pursuant to Section 8.3) shall relieve the Company from primary liability for any of its obligations hereunder, and if any such assignment occurs the Company shall continue to remain primarily liable for purchase price payments and other payments required to be made pursuant to Section 5.2 and for performance and observance of the other agreements on its part herein provided to be performed and observed by it;

           (b) the assignee shall assume the obligations of the Company hereunder to the extent of the interest assigned;

           (c) the Company shall, within thirty (30) days after the delivery thereof, furnish or cause to be furnished to the County and to the Trustee a true and complete copy of each such assignment, together with any instrument of assumption; and

           (d) the Guarantor shall provide a written confirmation to the Trustee that the Guaranty shall continue in full force and effect following such assignment.

           Section 9.2. MORTGAGING OF PROJECT BY COUNTY TO THE TRUSTEE. The County will mortgage the Project to the Trustee under the Indenture and will assign and create a security interest with respect to its interest in and pledge all purchase price payments, other payments and revenues derived hereunder or otherwise arising out of or in connection with its ownership of the Project to the Trustee pursuant to the Indenture, to the Trustee as security for the payment of the principal of and the interest on the Bonds, but said mortgage, assignment and pledge shall be subject and subordinate hereto.

           Section 9.3. RESTRICTIONS ON SALE OF PROJECT BY COUNTY. The County agrees that, except for the mortgage of the Project under the Indenture and the assignment hereof and of the purchase price payments, other payments and revenues to be derived hereunder or otherwise arising out of or in connection with its ownership of the Project to the Trustee pursuant to the Indenture, it shall not (a) sell (other than the sale contemplated herein), assign, transfer or convey the Project during the term hereof, (b) create or suffer to be created any debt, lien or charge on the purchase price payments, other payments and revenues arising out of or in connection with its ownership of the Project, or (c) take any other action which might reasonably be construed as tending to cause or induce the levy or assessment of ad valorem taxes on its title in and to the Project.

           Section 9.4. REDEMPTION OF BONDS. The County, at the request at any time of the Company and if the same are then redeemable, shall forthwith take all steps that may be necessary under the applicable redemption provisions of the Indenture to effect redemption of all or any portion of the Bonds, as may be specified by the Company, on the earliest redemption date on which such redemption may be made under such applicable provisions or upon the date set for the redemption by the Company pursuant to Section 7.2 or 11.1. As long as the Company is not in default hereunder and the County is not obligated to call Bonds pursuant to the terms of the Indenture, the County shall not redeem any Bond prior to its stated maturity unless requested to do so in writing by the Company.

     Section 9.5. PREPAYMENT OF PURCHASE PRICE. There is expressly reserved to the Company the right, and the Company is authorized and permitted, at any time it may choose, so long as it is not in default hereunder, to prepay all or any part of the purchase price payments and other payments due under Section
5.2 and the County agrees that the Trustee may accept such prepayment when the same is tendered by the Company. All such prepayments shall be credited on the purchase price payments and other payments required to be made pursuant to
Section 5.2, in the chronological order of their due dates and at the election of the Company shall be used for the redemption or purchase of Bonds in the manner and to the extent provided in the Indenture.

     Section 9.6. REFERENCE TO BONDS INEFFECTIVE AFTER BONDS PAID. Upon payment in full of the Bonds and all fees and charges of the Trustee, all references herein to the Bonds and the Trustee shall be ineffective, and neither the Trustee nor the holders of any of the Bonds shall thereafter have any rights hereunder, saving and excepting those that shall have theretofore vested. Reference is hereby made to Section 902 of the Indenture which sets forth the conditions upon the existence or occurrence of which payment in full of the Bonds shall be deemed to have been made.

     Section 9.7. COUNTY'S ELECTION TO ISSUE BONDS PURSUANT TO SECTION 103(B)(6)(D) OF THE CODE. Prior to the date of issuance and delivery of the Bonds, the County will have made all necessary filings to effect an election with respect to the Bonds under Section 103(b)(6)(D) of the Code.


                                 ARTICLE X.

                       EVENTS OF DEFAULT AND REMEDIES
                       ------------------------------

     Section 10.1. EVENTS OF DEFAULT DEFINED. The following shall be "events of default" under this Agreement; and the term "event of default" shall mean, whenever it is used herein, any one or more of the following events:

           (a)  failure by the Company to make the payments as required under
      Section 5.2 at the times specified therein and continuing for a period of one (1) business day;

           (b) failure by the Company to comply with the provisions of Sections 8.8 and 12.1;

           (c) failure by the Company to observe and perform any agreement hereunder on its part to be observed and/or performed, other than as referred to in subsections (a) or (b) of this Section, for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, given to the Company by the County or the Trustee, unless the County and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the County and the Trustee will not unreasonably withhold their consent to an extension of such time if it is possible to correct such failure and corrective action is instituted by the Company within the applicable period and diligently pursued until the failure is corrected; and

           (d) the dissolution or liquidation of the Company or the filing by the Company of a voluntary petition in bankruptcy, or failure by the Company promptly to lift or bond (if legally permissible) any execution, garnishment or attachment of such consequence as will materially impair its ability to carry on its operations at the Project, or the commission by the Company of any act of bankruptcy, or adjudication of the Company as a bankrupt, or general assignment by the Company for the benefit of its creditors, or the entry by the Company into an agreement of composition with its creditors, or the approval by a court of competent jurisdiction of a petition applicable to the Company in any proceeding for its reorganization instituted under the provisions of the Federal bankruptcy statutes, as amended, or under any similar act which may hereafter be enacted. The term "dissolution or liquidation of the Company," as used in this subsection, shall not be construed to include the cessation of the corporate existence of the Company resulting from a merger or consolidation of the Company into or with another corporation or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entirety, under the conditions permitting such actions contained in Section 8.3.


           The foregoing provisions of this Section are subject to the following limitations: If by reason of FORCE MAJEURE the Company is unable in whole or in part to carry out the agreements on its part herein contained, other than the agreements on the part of the Company contained in Article V and Sections 6.3, 6.4, 8.8 and 12.1, the failure to perform such agreements due to such inability shall not constitute an event of default nor shall it become an event of default upon appropriate notification to the Company and/or the passage of the stated period of time.
The term FORCE MAJEURE as used herein shall mean, without limitation, the following: acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States of America or of the State or any of their departments, agencies, political subdivisions or officials, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery, transmission pipes or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Company. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out such agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be within the sole discretion of the Company, and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of the Company, unacceptable to the Company.

           Section 10.2. REMEDIES. Whenever any event of default shall have happened and be continuing, the County, or the Trustee as provided in the Indenture, may take any one or more of the following remedial steps:

           (a) the County or the Trustee may, at its option, declare all purchase price payments and other payments required to be made pursuant to Section 5.2 for the remainder of the term of this Agreement to be immediately due and payable, whereupon the same shall become immediately due and payable. If the County or the Trustee elects to exercise the remedy afforded in this subsection (a) and accelerates all purchase price payments and other payments required to be made pursuant to Section 5.2 for the remainder of the term of this Agreement, the amount then due and payable by the Company as accelerated payments shall be the sum of (i) the aggregate principal amount of the outstanding Bonds, and (ii) all interest on the Bonds then due and to become due to maturity whether by acceleration or otherwise. Such sums as may then become payable shall be paid into the Bond Fund, and after the Bonds and accrued interest thereon have been fully paid and any costs occasioned by such event of default have been satisfied, any excess moneys in the Bond Fund shall be returned to the Company as an overpayment of the purchase price;

           (b) the County or the Trustee may re-enter and take possession of the Project without terminating this Agreement and without any liability to the Company for such entry and repossession and use its best efforts to lease or sell the Project for the account of the Company, holding the Company liable for the difference in the amount realized from such lease or sale and the purchase price payments and other payments required to be made by the Company pursuant to the provisions of Section 5.2;

           (c) the County or the Trustee may require the Company to assemble the Project Equipment and make the same available at a place or places to be designated and shall have the right, without notice, demand or legal process, to come upon the Project Land and take possession of all or any of the Project Equipment in such manner and as and on such terms as it may choose, and otherwise the County or the Trustee may exercise with respect to the Project Equipment the rights of a secured party under the U.C.C.;

           (d) the County or the Trustee may terminate this Agreement, exclude the Company from possession of the Project and use its best efforts to lease or sell the Project to another for the account of the Company, holding the Company liable for all purchase price payments and other payments due up to the effective date of such lease or sale;

           (e) if any of the Bonds shall at the time be outstanding, the County or the Trustee may require the Company to furnish copies of all of its books and records, or pertinent extracts thereof, pertaining to the Project;

           (f) the County or the Trustee may take whatever action at law or in equity may appear necessary or desirable to collect the purchase price payments and other payments then due and thereafter to become due or to enforce performance and observance of any agreement of the Company hereunder; and

           (g) the County or the Trustee may exercise any remedies provided for in the Indenture and with respect to any security interests the rights of a secured party under the U.C.C.

Any amounts collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if payment in full of the Bonds has been made, shall be paid to the Company.

     Section 10.3. NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the County or the Trustee is intended to be exclusive of any other remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon the occurrence of any event of default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the County or the Trustee to exercise any remedy reserved in this Article, it shall not be necessary to give any notice, other than such notice or notices as may be herein expressly required. Such remedies as are reserved to the County in this Article shall also extend to the Trustee, and the Trustee and the holders of the Bonds shall be deemed third-party beneficiaries of all agreements herein contained.

     Section 10.4. AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. If there should occur an event of default hereunder and the County or the Trustee should employ attorneys or incur other expenses for the collection of purchase price payments, other payments and revenues required hereunder or the enforcement of performance or observance of any agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the County or the Trustee the reasonable fee of such attorneys and such other reasonable expenses so incurred by the County or the Trustee.

     Section 10.5. NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. If any agreement contained herein should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

     Section 10.6. WAIVER OF APPRAISEMENT, VALUATION, ETC. If there should occur an event of default hereunder, the Company agrees to waive, to the extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension or redemption laws or hereafter in force, and all right of appraisement and redemption to which it may be entitled.


                                  ARTICLE XI.

                      OPTIONS TO PREPAY THE PURCHASE PRICE
                      ------------------------------------

     Section 11.1. OPTION TO PREPAY UNDER CERTAIN CONDITIONS. The Company shall have, and is hereby granted, the option to prepay the purchase price for the Project and cause the Bonds to be called for redemption, if any of the following events shall have occurred:

           (a) the Building or the Project Equipment shall have been damaged or destroyed to such an extent that in the judgment of the Company (i) it cannot be reasonably restored within a period of nine (9) months to the condition thereof immediately preceding such damage or destruction, (ii) the Company is thereby prevented from carrying on its normal operations at the Project for a period of nine (9) months, (iii) the cost of restoration thereof would exceed by $100,000 the Net Proceeds of insurance carried thereon pursuant to the requirements of Section 6.4, plus the amounts for which the Company is self-insured with respect to deductible amounts permitted under Section 6.4, or (iv) it would not be economically feasible for the Company to replace, repair, rebuild or restore the same, as determined by the Company in its discretion;

           (b) title in and to, or the temporary use of, all or substantially all of the Project shall have been taken under the exercise of the power of eminent domain by any governmental authority, or other Person acting under governmental authority (including such a taking as results in the Company being thereby prevented from carrying on its normal operations at the Project for a period of nine (9) months);

           (c) as a result of any changes in the Constitution of the State or the Constitution of the United States of America or by legislative or administrative action (whether State or Federal) or by final decree, judgment or order of any court or administrative body (whether State or Federal), this Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the County or the Company including, without limitation, Federal, State or other ad valorem, property, income or other taxes not being imposed on the date hereof;

           (d) a change in the economic availability of raw materials, energy sources, operating supplies or facilities necessary for the operation of the Project for the purposes authorized herein or such technological or other changes which in the judgment of the Company render the Project uneconomic for such purposes; or

           (e) this Agreement is terminated prior to the expiration of the initial term for any reason other than the occurrence of an event of default.

To exercise any such option, the Company shall, within ninety (90) days following the event authorizing the exercise of such option, or at any time during the continuation of the condition referred to in subsection (d) above, given written notice to the County and to the Trustee, if any of the Bonds shall then be outstanding, and shall specify therein the date of closing such purchase, which date shall be not less than forty-five (45) days nor more than ninety (90) days from the date such notice is mailed, and in case of a redemption of the Bonds in accordance with the provisions of the Indenture shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption. The purchase price which shall be paid to the Trustee by the Company upon its exercise of the option granted in this Section shall be the sum of the following:

           (1) an amount of money which, when added to the moneys in the Bond Fund, will be sufficient to pay and redeem all of the then outstanding Bonds on the earliest applicable redemption date including, without limitation, principal plus accrued interest thereon to said redemption date, plus

           (2) an amount of money equal to the Trustee's and the paying agents' fees and expenses under the Indenture accrued and to accrue until such final payment and redemption of the Bonds, plus

           (3) the sum of ten dollars ($10.00) which shall be paid by the Company to the Trustee.

Upon the exercise of the option granted in this Section any Net Proceeds of insurance or condemnation awards shall be paid to the Company.

           Section 11.2. ADDITIONAL OPTION TO PREPAY. The Company shall have, and is hereby granted, the additional option to prepay the purchase price for the Project and cause the Bonds to be called for redemption at the earliest date.permitted under the Indenture by paying to the Trustee an amount which, when added to the amount on deposit in the Bond Fund, will be sufficient to pay and redeem all the outstanding Bonds in accordance with the provisions of the Indenture (including, without limiting the generality of the foregoing, principal, interest to maturity or earliest applicable redemption date, as the case may be, redemption premium, if any, expenses of redemption and Trustee's and paying agents' fees and expenses), and the Trustee shall be requested to give the required notice of redemption at the earliest date permitted under the

Indenture, and to make other arrangements satisfactory to the Trustee in connection with such redemption.

           Section 11.3. OPTION TO ACCELERATE PURCHASE OF UNIMPROVED LAND. The Company shall have, and is hereby granted, an option to accelerate the purchase of any unimproved portion of the Project Land (on which neither the Building nor any Project Equipment is located but on which parking, transportation or utility facilities may be located) at any time and from time to time at a purchase price equal to $3,000 per acre of the portion of the Project Land to be purchased, provided that it furnishes the County with the following:

           (a) a written notice containing (i) an adequate legal description of that portion of, or interest in, the Project Land with respect to which such option is to be exercised, (ii) a statement that the Company intends to exercise its option to purchase such portion of, or interest in, the Project Land on a date stated, which shall not be less than forty-five (45) days nor more than ninety (90) days from the date of such notice, and (iii) a statement that the use to which it is intended that such portion of, or interest in, the Project Land is to be devoted will promote at least one of the public purposes of the County;

           (b) a certificate of an Independent Engineer who is acceptable to the Trustee, dated not more than ninety (90) days prior to the date of the purchase and stating that, in the opinion of the Person signing such certificate, (i) the portion of, or interest in, the Project Land with respect to which the option is exercised is not needed for the operation of the Project for the purpose hereinabove stated or that sufficient right and title is reserved to the County to fulfill said needs, and (ii) the purchase will not impair the utility of the Project for the purposes for which it was designed to be used or most recently modified and will not destroy the means of ingress thereto and egress therefrom; and

           (c) an amount of money equal to the purchase price computed as provided in this Section.

The County agrees that upon receipt of the notice, certificate and money required in this Section to be furnished to it by the Company, the County will promptly deliver the same to the Trustee for deposit in the Bond Fund and secure from the Trustee a release from the liens and/or security interest afforded by this Agreement and the Indenture of such portion of, or interest in, the Project Land with respect to which the Company shall have exercised the option granted to it in this Section subject to any right and title reserved in and to the County and that thereafter such portion or interest shall not be deemed to be Project Land. If the Company shall exercise the option granted to it under this Section, the Company shall not be entitled to any diminution in or postponement or abatement of the purchase price payments and other payments required to be made pursuant to Section 5.2.

     If the Company purchases any unimproved part of, or interest in, the Project Land pursuant to this Section, the Company and the County agree that all walls presently standing or hereafter erected on or contiguous to the boundary line of the portion of, or interest in, the Project Land so purchased shall be party walls and each party grants the other a 10-foot easement adjacent to any such party wall for the purpose of inspection, maintenance, repair and replacement thereof and the tying-in of new construction. If the Company utilizes any party wall for the purpose of tying-in construction that will be utilized under common control with the Project, the Company may also tie in to the utility facilities on the Project Land for the purpose of serving the new construction and may remove any non-loadbearing wall panels in the party wall; provided, however, that if the property so purchased ceases to be operated under common control with the Project, the Company agrees that it will install non-loadbearing wall panels similar in quality to those that have been removed and will provide separate utility services for the new construction.
No wall may be so utilized by the Company unless prior thereto the County has been furnished with a certificate or an Independent Engineer acceptable to the Trustee stating that the proposed utilization will not impair the usefulness of the Project for the purposes for which it was designed to be used or recently modified.

     Section 11.4. RELATIVE POSITION OF OPTIONS AND INDENTURE. The options granted to the Company in this Article, except under Section 11.3, shall be and remain prior and superior to the Indenture and may be exercised whether or not there exists an event of default hereunder, provided that the existence of such event of default will not result in nonfulfillment of any condition to the exercise of any such option.

                                  ARTICLE XII.

                             OBLIGATION OF COMPANY
                             ---------------------

     Section 12.1. OBLIGATION OF COMPANY TO PREPAY THE PURCHASE PRICE UNDER CERTAIN CIRCUMSTANCES. The Company shall be obligated to prepay the purchase price prior to the expiration of this Agreement and prior to payment in full of the Bonds (or prior to making provision for payment thereof in accordance with the Indenture) if there should occur a Determination of Taxability as defined in Section 8.8. Within six (6) months after the Company receives notice of such Determination of Taxability the Company hereby agrees to prepay the purchase price of the Project, and the County hereby agrees to accept such prepayment. The purchase price which shall be paid to the Trustee by the Company shall be the amounts set forth in Section 8.8.

     Upon the occurrence of a Determination of Taxability, any options of the Company to prepay the purchase price or to have the County redeem the Bonds under any other redemption provision of the Indenture shall be superseded by its obligation to prepay the purchase price of the Project under this Section for the purchase price herein set forth.


                                 ARTICLE XIII.

                                 MISCELLANEOUS
                                 -------------

     Section 13.1. NOTICES. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, return receipt requested, postage prepaid. addressed as follows:


      (a)  If to the County               Board of County Commissioners of
                                            Taylor County, Florida
                                          Taylor County Courthouse
                                          Perry, Florida  32347
                                          Attention:  Chairman

      (b)  If to the Company              CPG Products Corp.
                                          c/o General Mills, Inc.
                                          P. O. Box 1113
                                          Minneapolis, Minnesota  55440
                                          Attention:  General Counsel

     (c)   If to the Trustee              The First National Bank of
                                            Columbus
                                          P.O. Box 40
                                          Columbus, Georgia  31902
                                          Attention:  Corporate Trust
                                                      Department

A duplicate copy of each notice, certificate or other communication given hereunder by the County, the Company or the Trustee to any one of the others shall also be given to all of the others. The County, the Company and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     Section 13.2. BINDING EFFECT. This Agreement shall inure to the benefit of and shall be binding upon the County, the Company and their respective successors and assigns.

     Section 13.3. SEVERABILITY. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 13.4.  AMOUNTS REMAINING IN BOND FUND.   Subject to and in
accordance with the terms and conditions of Section 510 of the Indenture, certain surplus moneys remaining in the two accounts in the Bond Fund shall belong to and be paid to the Company by the Trustee as an overpayment of the purchase price for the Project.

     Section 13.5. AMENDMENTS, CHANGES AND MODIFICATIONS. Except as otherwise provided herein or in the Indenture, subsequent to the date of issuance and delivery of the Bonds and prior to their payment in full, this Agreement may not be effectively amended or terminated without the written consent of the Trustee.

     Section 13.6. EXECUTION COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

     Section 13.7. CAPTIONS. The captions and headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provisions hereof.

     Section 13.8. RECORDING OF AGREEMENT. This Agreement and every assignment (other than the assignment in the Indenture to the Trustee) and modification hereof shall be recorded in the Clerk's Office of the Circuit Court of and for the County, or in such other office as may be at the time provided by law as the proper place for such recordation.

     Section 13.9. LAW GOVERNING CONSTRUCTION OF AGREEMENT. This Agreement shall be governed by, and construed in accordance with, the laws of the State.

     Section 13.10. NET OBLIGATION. The Company's obligation hereunder shall be a "net obligation," and the Company shall pay absolutely net during the term of this Agreement the purchase price payments and other payments specified herein, without abatement, deduction or set-off other than those herein expressly provided.

        IN WITNESS WHEREOF, the County and the Company have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.


                                TAYLOR COUNTY, FLORIDA


                                By:
                                   -------------------------
(CORPORATE SEAL)                   Chairman, Board of County
                                   Commissioners of Taylor
                                   County, Florida

Attest:


----------------------------
Clerk, Circuit Court in and
for Taylor County, Florida

As to the County, signed and
sealed in the presence of:



----------------------------
     Witness


----------------------------
     Notary Public

My commission expires:

(NOTARIAL SEAL)


               (Execution by the Company follows on page 56.)

                                        CPG PRODUCTS CORP.



                                        By:
                                            --------------
(CORPORATE SEAL)                            Vice President



Attest:


------------------------------
Secretary

As to the Company, signed and
sealed in the presence of:


------------------------------
     Witness


------------------------------
     Notary Public


My commission expires:


(NOTARIAL SEAL)

                            ACKNOWLEDGMENT OF ISSUER


STATE OF FLORIDA

COUNTY OF TAYLOR


     I, the undersigned, a Notary Public in and for said County in said State,
DO HEREBY CERTIFY that                       and
                      -----------------------   -----------------------------,
whose names as Chairman of the Board of County Commissioners of Taylor
County, Florida, and the Clerk of the Circuit Court in and for Taylor County, Florida, respectively are signed to the foregoing Agreement of Sale, and who are known to me and known to be such officers, acknowledged before me under oath that, being informed of the contents of said Agreement of Sale, they, in their capacities as such officers and with full authority, executed the same voluntarily for and as the act of said Board.

     Given under my hand and seal of office.


                                                ----------------------
                                                     Notary Public


(SEAL)                                          My commission expires:

                           ACKNOWLEDGEMENT OF COMPANY


STATE OF MINNESOTA

COUNTY OF HENNEPIN


     I, the undersigned Notary Public in and for said County in said State, DO
HEREBY CERTIFY that                      , whose name as
                   ----------------------               --------------------,
of CPG PRODUCTS CORP. is signed to the foregoing Agreement of Sale, and who is known to me and known to be such officer, acknowledged before me under oath that, being informed of the contents of said Agreement of Sale, he, in his capacity as such officer and with full authority, executed the same voluntarily for and as the act of said corporation on the day the same bears date.

        Given under my hand and seal of office.



                                             -----------------------
                                                   Notary Public


(SEAL)                                       My Commission Expires:

                                  EXHIBIT "A"
                                       to
                               Agreement of Sale
                                    between
                           Taylor County, Florida and
                               CPG Products Corp.
                         dated as of September 1, 1979


                                  PROJECT LAND
                                  ------------

Parcel 1:
--------

A tract of land on the north side of Dreamland Subdivision and south of a Southern Railroad spur track described as follows: Begin at the southwest corner of the southwest one quarter of the southwest one quarter of Section 25, Township 4 South, Range 7 East, Perry, Taylor County, Florida, and run North 01 degrees 03 minutes West 503.70 feet to the south side of Southern Railroad, 50 feet from the center line thereof; thence along said south right-of-way line North 67 degrees 59 minutes East 159.80 feet to the P.C. of a curve to the right having a radius of 663.14 feet, arc distance 1195.33 feet, chord bearing South 60 degrees 22 minutes 40 seconds East, chord distance 1039.96 feet to the north side of Lot 1, Block H, Dreamland Subdivision as recorded in Plat Book 1, page 51 of the public records of Taylor County, Florida, thence along north line of Dreamland Subdivision South 87 degrees 17 minutes West 1044.13 feet to the point of beginning and being part of the southwest one quarter of the southwest one quarter of Section 25, Township 4 South, Range 7 East.
Containing 11.72 acres.

Parcel 2:
--------

A survey of that part of the southwest one quarter of the northwest one quarter of Section 25, Township 4 South, Range 7 East, being described as follows:
Commence at the southwest corner of the southwest one quarter of the northwest one quarter of Section 25, Township 4 South, Range 7 East, Perry, Taylor County, Florida and run North 01 degrees 03 minutes West 503.70 feet to the south side of Southern Railroad 50 feet from the center line thereof; thence along said south right-of-way line North 67 degrees 59 minutes East 159.80 feet to the P.C. of a curve and the point of beginning; thence from said P.C. of a curve to the right having a radius of 663.14 feet, arc distance 1,195.33 feet, chord bearing 60 degrees 22 minutes 40 seconds East chord distance 1,039.96 feet to the north side of Lot 1, Block H, Dreamland Subdivision as recorded in Plat Book 1, page 51 of the public records of Taylor County, Florida. Thence North 87 degrees 17 minutes East along the north line of said subdivision 99.60 feet; thence North 0 degrees 07 minutes 56 seconds West 895.60 feet to the South right-of-way line of Duval Street; thence South 87 degrees 03 minutes 30 seconds West along said right-of-way 103.03 feet to the P.C. of a curve to the left having a radius of 1,402.40 feet, arc distance 166.49, chord bearing South 83 degrees 40 minutes West, chord distance 166.40 feet to the intersection of a curve to the right on the southerly right-of-way line of Southern Railroad having a radius of 1,137.99 feet, arc distance 373.25 feet, chord bearing South 58 degrees 23 minutes 30 seconds West, chord distance 371.58 feet to the P.C. of said curve; thence run South 68 degrees 03 minutes 22 seconds West among said southerly right-of-way of railroad 449.27 feet to the point of beginning. Containing 7.27 acres.


                      (Subject to Permitted Encumbrances.)